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                                                                    EXHIBIT 10.7

                                                                   JMB 102(2/89)
                                                                      Base Years

                                  OFFICE LEASE

       THIS LEASE made as of the 19th day of August, 1993, between JMB Group Trust III, a(n) trust ("Landlord") and Partners Holdings, Inc., a(n) Delaware Corporation whose address is 3500 Jefferson, Suite 314, Austin, Texas 78731 ("Tenant").

                                   WITNESSETH:

                                    ARTICLE 1

                                Premises and Term

       Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain space known as Suite(s) 600, Building Two ("Premises") described or shown on Exhibit A attached hereto, in the building known as the Cielo Center ("Building") located at 1250 Capital of Texas Hwy., Austin, Texas 78746 ("Property", as further described in Article 25), subject to the provisions herein contained.* The term ("Term") of this Lease shall commence on the 1st day of January, 1994 ("Commencement Date"), and end on the 31st day of December, 1998 ("Expiration Date"), unless sooner terminated as provided herein. The Commencement Date shall be subject to adjustment as provided in Article 4. Landlord and Tenant agree that for purposes of this Lease the rentable area of the Premises is 5,974 square feet and the rentable area of the Property is 265,031 square feet.

                                    ARTICLE 2

                                    Base Rent

       Tenant shall pay Landlord monthly Base Rent of Seven thousand seven hundred and sixteen & 42/100's Dollars ($7,716.42 ), in advance on or before the first day of each calendar month during the Term, except that Base Rent for the first full calendar month for which Base Rent shall be due, shall be paid when Tenant executes this Lease. If the Term commences on a day other than the first day of a calendar month, or ends on a day other than the last day of a calendar month, then the Base Rent for such month shall be prorated on the basis of 1/30th of the monthly Base Rent for each day of such month.

*      See Rider Two, Base Rent Step-Ups

                                    ARTICLE 3

                                 Additional Rent

       (A) Taxes. Tenant shall pay Landlord an amount equal to Tenant's Prorata Share of Taxes in excess of the amount of Taxes paid by Landlord during the calendar year 1994 ("Base Tax Year"). The terms "Taxes" and "Tenant's Prorata Share" shall have the meanings specified therefor in Article 25.

______________
* This Lease is contingent upon receipt by JMB Properties of the signed Lease Termination Agreement and payment of Termination Penalty by Mercury Broadcasting Company, Inc. on or before September 1, 1993.

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       (B) Operating Expenses. Tenant shall pay Landlord an amount equal to
Tenant's Prorata Share of Operating Expenses in excess of the amount of Operating Expenses paid by Landlord during the calendar year 1994 ("Base Expense Year"). The terms "Operating Expenses" and "Tenant's Prorata Share" shall have the meanings specified therefor in Article 25.

       (C) Reserved

       (D) Manner of Payment. Taxes, and Operating Expenses shall be paid in the following manner:

       (i) Landlord may reasonably estimate in advance the amounts Tenant shall owe for Taxes and Operating Expenses for any full or partial calendar year of the Term. In such event, Tenant shall pay such estimated amounts, on a monthly basis, on or before the first day of each calendar month, together with Tenant's payment of Base Rent. Such estimate may be reasonably adjusted from time to time by Landlord.

       (ii) Within 120 days after the end of each calendar year, or as soon thereafter as practicable, Landlord shall provide a statement (the "Statement") to Tenant showing: (a) the amount of actual Taxes and Operating Expenses for such calendar year, with a listing of amounts for major categories of Operating Expenses, and such amounts for the Base Years, (b) any amount paid by Tenant towards Taxes and Operating Expenses during such calendar year on an estimated basis, (c) any revised estimate of Tenant's obligations for Taxes and Operating Expenses for the current calendar year.

       (iii) If the Statement shows that Tenant's estimated payments were less than Tenant's actual obligations for Taxes and Operating Expenses for such year, Tenant shall pay the difference. If the Statement shows an increase in Tenant's estimated payments for the current calendar year, Tenant shall pay the difference between the new and former estimates, for the period from January 1 of the current calendar year through the month in which the Statement is sent. Tenant shall make such payments within thirty (30) days after Landlord sends the Statement.

       (iv) If the Statement shows that Tenant's estimated payments exceeded Tenant's actual obligations for Taxes and Operating Expenses, Tenant shall receive a credit for the difference against payments of Rent next due. If the Term shall have expired and no further Rent shall be due, Tenant shall receive a refund of such difference, within thirty (30) days after Landlord sends the Statement.

       (v) Reserved.

       (vi) So long as Tenant's obligations hereunder are not materially adversely affected thereby, Landlord reserves the right to reasonably change, from time to time, the manner or timing of the foregoing payments. In lieu of providing one Statement covering Taxes, Operating Expenses, Landlord may provide separate statements, at the same or different times. No delay by Landlord in providing the Statement (or separate statements) shall be deemed a default by Landlord or a waiver of Landlord's right to require payment of Tenant's obligations for actual or estimated Taxes or Operating Expenses. In no event shall a decrease in Taxes or Operating Expenses below the Base Year amounts ever decrease the monthly Base Rent, or give rise to a credit in favor of Tenant.

       (E) Proration. If the Term commences other than on January 1, or ends other than on December 31, Tenant's obligations to pay estimated and actual amounts towards Taxes and Operating Expenses for such first or final calendar years shall be prorated to reflect the portion of such years included in the Term. Such proration shall be made by multiplying the total estimated or actual (as the case may be) Taxes and Operating Expenses, for such calendar years, as well as the Base Year amounts, by a fraction, the numerator of which shall be the number of days of the Term during such calendar year, and the denominator of which shall be 365.

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       (F) Landlord's Records. Landlord shall maintain records respecting Taxes and Operating Expenses and determine the same in accordance with sound accounting and management practices, consistently applied. Although this Lease contemplates the computation of Taxes and Operating Expenses on a cash basis, Landlord shall make reasonable and appropriate accrual adjustments to ensure that each calendar year, including the Base Years, includes substantially the same recurring items. Landlord reserves the right to change to a full accrual system of accounting so long as the same is consistently applied and Tenant's obligations are not materially adversely affected. Tenant or its representative shall have the right to examine such records upon reasonable prior notice specifying such records Tenant desires to examine, during normal business hours at the place or places where such records are normally kept by sending such notice no later than forty-five (45) days following the furnishing of the Statement. Tenant may take exception to matters included in Taxes or Operating Expenses, or Landlord's computation of Tenant's Prorata Share of either, by sending notice specifying such exception and the reasons therefor to Landlord no later than thirty (30) days after Landlord makes such records available for examination. Such Statement shall be considered final, except as to matters to which exception is taken after examination of Landlord's records in the foregoing manner and within the foregoing times. Tenant acknowledges that Landlord's ability to budget and incur expenses depends on the finality of such Statement, and accordingly agrees that time is of the essence of this Paragraph. If Tenant takes exception to any matter contained in the Statement as provided herein, Landlord shall refer the matter to a mutually acceptable independent certified public accountant, whose certification as to the proper amount shall be final and conclusive as between Landlord and Tenant. Tenant shall promptly pay the cost of such certification unless such certification determines that Tenant was overbilled by more than 2%. Pending resolution of any such exceptions in the foregoing manner, Tenant shall continue paying Tenant's Prorata Share of Taxes and Operating Expenses in the amounts determined by Landlord, subject to adjustment after any such exceptions are so resolved.

       (G) Rent and Other Charges. Base Rent, Taxes, Operating Expenses, and any other amounts which Tenant is or becomes obligated to pay Landlord under this Lease or other agreement entered in connection herewith, are sometimes herein referred to collectively as "Rent," and all remedies applicable to the non-payment of Rent shall be applicable thereto. Rent shall be paid at any office maintained by Landlord or its agent at the Property, or at such other place as Landlord may designate.

                                    ARTICLE 4

                              Commencement of Term

       The Commencement Date set forth in Article 1 shall be delayed and Rent shall be abated to the extent that Landlord fails: (i) to substantially complete any improvements to the Premises required to be performed by Landlord under any separate agreement signed by both parties, or (ii) to deliver possession of the Premises for any other reason, including but not limited to holding over by prior occupants, except to the extent that Tenant, its contractors, agents or employees in any way contribute to either such failures. If landlord so fails for a sixty (60) day initial grace period, or such additional time as may be necessary due to fire or other casualty, strikes, lock-outs or other labor troubles, shortages of equipment or materials, governmental requirements, power shortages or outages, acts or omissions of Tenant or other Persons, or other causes beyond Landlord's reasonable control, Tenant shall have the right to terminate this Lease by written notice to Landlord any time thereafter up until Landlord substantially completes any such improvements and delivers the Premises to Tenant. Any such delay in the Commencement Date shall not subject Landlord to liability for loss or damage resulting therefrom, and Tenant's sole recourse with respect thereto shall be the abatement of Rent and right to terminate this Lease described above. Upon any such termination, Landlord and Tenant shall be entirely relieved of their obligations hereunder, and any Security Deposit and Rent payments shall be returned to Tenant. If the Commencement Date is delayed, the Expiration Date shall not be similarly extended, unless Landlord shall so elect (in which

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case, the parties shall confirm the same in writing). During any period that
Tenant shall be permitted to enter the Premises prior to the Commencement Date other than to occupy the same (e.g., to perform alterations or improvements), Tenant shall comply with all terms and provisions of this Lease, except those provisions requiring the payment of Rent. If Tenant shall be permitted to enter the Premises prior to the Commencement Date for the purpose of occupying the same, Rent shall commence on such date, and if Tenant shall commence occupying only a portion of the Premises prior to the Commencement Date, Rent shall be prorated based on the number of rentable square feet occupied by Tenant. Landlord shall permit early entry, provided the Premises are legally available and Landlord has completed any work required under this Lease or any separate agreement entered in connection herewith.

                                    ARTICLE 5

                              Condition of Premises

       Tenant has inspected the Premises, Property, Systems and Equipment (as defined in Article 25), or has had an opportunity to do so, and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements except as expressly provided in any separate agreement that may be signed by the parties.

                                    ARTICLE 6

                                  Use and Rules

       Tenant shall use the Premises for offices and no other purpose whatsoever, in compliance with all applicable Laws, and without disturbing or interfering with any other tenant or occupant of the Property. Tenant shall not use the Premises in any manner so as to cause a cancellation of Landlord's insurance policies, or an increase in the premiums thereunder. Tenant shall comply with all rules set forth in Rider One attached hereto (the "Rules"). Landlord shall have the right to reasonably amend such Rules and supplement the same with other reasonable Rules (not expressly inconsistent with this Lease) relating to the Property, or the promotion of safety, care, cleanliness or good order therein, and all such amendments or new Rules shall be binding upon Tenant after five (5) days notice thereof to Tenant. All Rules shall be applied on a non-discriminatory basis, but nothing herein shall be construed to give Tenant or any other Person (as defined in Article 25) any claim, demand or cause of action against Landlord arising out of the violation of such Rules by any other tenant, occupant, or visitor of the Property, or out of the enforcement or waiver of the Rules by Landlord in any particular instance.

                                    ARTICLE 7

                             Services and Utilities

       Landlord shall provide the following services and utilities (the cost of which shall be included in Operating Expenses unless otherwise stated herein or in any separate rider hereto):

       (A) Electricity for standard office lighting fixtures, and equipment and accessories customary for offices (up to 280 hours per month) where: (1) the connected electrical load of all of the same does not exceed an average of 4 watts per square foot of the Premises (or such lesser amount as may be available, based on the safe and lawful capacity of the existing electrical circuit(s) and facilities serving the Premises), (2) the electricity will be at nominal 120 volts, single phase (or 110 volts, depending on available service in the Building), and (3) the safe and lawful capacity of the existing electrical circuit(s) serving the Premises is not exceeded.

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       (B) Heat and air-conditioning to provide a temperature required, in
Landlord's reasonable opinion and in accordance with applicable Law, for occupancy of the Premises under normal business operations, from 8:00 a.m. until 6:00 p.m. Monday through Friday, except on Holidays (as defined in Article 25). Landlord shall not be responsible for inadequate air-conditioning or ventilation to the extent the same occurs because Tenant uses any item of equipment consuming more than 500 watts at rated capacity without providing adequate air-conditioning and ventilation therefor.

       (C) Water for drinking, lavatory and toilet purposes at those points of supply provided for nonexclusive general use of other tenants at the Property.

       (D) Customary office cleaning and trash removal service Monday through Friday or Sunday through Thursday in and about the Premises.

       (E) Operatorless passenger elevator service (if the Property has such equipment serving the Premises) and freight elevator service (if the Property has such equipment serving the Premises, and subject to scheduling by Landlord) in common with Landlord and other tenants and their contractors, agents and visitors.

       (F) Landlord shall seek to provide such extra utilities or services as Tenant may from time to time request, if the same are reasonable and feasible for Landlord to provide and do not involve modifications or additions to the Property or existing Systems and Equipment (as defined in Article 25), and if Landlord shall receive Tenant's request within a reasonable period prior to the time such extra utilities or services are required. Landlord may comply with written or oral requests by any officer or employee of Tenant, unless Tenant shall notify Landlord of, or Landlord shall request, the names of authorized individuals (up to 3 for each floor on which the Premises are located) and procedures for written requests. Tenant shall, for such extra utilities or services, pay such charges as Landlord shall from time to time reasonably establish. All charges for such extra utilities or services shall be due at the same time as the installment of Base Rent with which the same are billed, or if billed separately, shall be due within twenty (20) days after such billing.

       Landlord may install and operate meters or any other reasonable system for monitoring or estimating any services or utilities used by Tenant in excess of those required to be provided by Landlord under this Article (including a system for Landlord's engineer to reasonably estimate any such excess usage). If such system indicates such excess services or utilities, Tenant shall pay Landlord's reasonable charges for installing and operating such system and any supplementary air-conditioning, ventilation, heat, electrical or other systems or equipment (or adjustments or modifications to the existing Systems and Equipment), and Landlord's reasonable charges for such amount of excess services or utilities used by Tenant.

       Landlord does not warrant that any services or utilities will be free from shortages, failures, variations, or interruptions caused by repairs, maintenance, replacements, improvements, alterations, changes of service, strikes, lockouts, labor controversies, accidents, inability to obtain services, fuel, steam, water or supplies, governmental requirements or requests, or other causes beyond Landlord's reasonable control. None of the same shall be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damages.

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                                    ARTICLE 8

                              Alterations and Liens

       Tenant shall make no additions, changes, alterations or improvements (the "Work") to the Premises or the Systems and Equipment (as defined in Article 25) pertaining to the Premises without the prior written consent of Landlord. Landlord may impose reasonable requirements as a condition of such consent including without limitation the submission of plans and specifications for Landlord's prior written approval, obtaining necessary permits, posting bonds, obtaining insurance, prior approval of contractors, subcontractors and suppliers, prior receipt of copies of all contracts and subcontracts, contractor and subcontractor lien waivers, affidavits listing all contractors, subcontractors and suppliers, use of union labor (if Landlord uses union labor), affidavits from engineers acceptable to Landlord stating that the Work will not adversely affect the Systems and Equipment or the structure of the Property, and requirements as to the manner and times in which such Work shall be done. All Work shall be performed in a good and workmanlike manner and all materials used shall be of a quality comparable to or better than those in the Premises and Property and shall be in accordance with plans and specifications approved by Landlord, and Landlord may require that all such Work be performed under Landlord's supervision. In all cases, Tenant shall pay Landlord a reasonable fee to cover Landlord's overhead in reviewing Tenant's plans and specifications and performing any supervision of the Work. If Landlord consents or supervises, the same shall not be deemed a warranty as to the adequacy of the design, workmanship or quality of materials, and Landlord hereby expressly disclaims any responsibility or liability for the same. Landlord shall under no circumstances have any obligation to repair, maintain or replace any portion of the Work.

       Tenant shall keep the Property and Premises free from any mechanic's, materialmen's or similar liens or other such encumbrances in connection with any Work on or respecting the Premises not performed by or at the request of Landlord, and shall indemnify and hold Landlord harmless from and against any claims, liabilities, judgments, or costs (including attorneys' fees) arising out of the same or in connection therewith. Tenant shall give Landlord notice at least twenty (20) days prior to the commencement of any Work on the Premises (or such additional time as may be necessary under applicable Laws), to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such lien or encumbrance by bond or otherwise within thirty (30) days after written notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid shall be deemed additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord's title to the Property or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract. Any claim to a lien or encumbrance upon the Property or Premises arising in connection with any Work on or respecting the Premises not performed by or at the request of Landlord shall be null and void, or at Landlord's option shall attach only against Tenant's interest in the Premises and shall in all respects be subordinate to Landlord's title to the Property and Premises.

                                    ARTICLE 9

                                     Repairs

       Except for customary cleaning and trash removal provided by Landlord under Article 7, and damage covered under Article 10, Tenant shall keep the Premises in good and sanitary condition, working order and repair (including without limitation, carpet, wall-covering, doors, plumbing and other fixtures, equipment, alterations and improvements whether installed by Landlord or Tenant). In the event that any repairs, maintenance or replacements are required, Tenant shall promptly arrange for the same either

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through Landlord for such reasonable charges as Landlord may from time to time establish, or such contractors as Landlord generally uses at the Property or such other contractors as Landlord shall first approve in writing, and in a first class, workmanlike manner approved by Landlord in advance in writing. If Tenant does not promptly make such arrangements, Landlord may, but need not, make such repairs, maintenance and replacements, and the costs paid or incurred by Landlord therefor shall be reimbursed by Tenant promptly after request by Landlord. Tenant shall indemnify Landlord and pay for any repairs, maintenance and replacements to areas of the Property outside the Premises, caused, in whole or in part, as a result of moving any furniture, fixtures, or other property to or from the Premises, or by Tenant or its employees, agents, contractors, or visitors (notwithstanding anything to the contrary contained in this Lease). Except as provided in the preceding sentence, or for damage covered under
Article 10, Landlord shall keep the common areas of the Property in good and sanitary condition, working order and repair (the cost of which shall be included in Operating Expenses, as described in Article 25, except as limited therein).

                                   ARTICLE 10

                                 Casualty Damage

       If the Premises or any common areas of the Property providing access thereto shall be damaged by fire or other casualty, Landlord shall use available insurance proceeds to restore the same. Such restoration shall be to substantially the condition prior to the casualty, except for modifications required by zoning and building codes and other Laws or by any Holder (as defined in Article 25), any other modifications to the common areas deemed desirable by Landlord (provided access to the Premises is not materially impaired), and except that Landlord shall not be required to repair or replace any of Tenant's furniture, furnishings, fixtures or equipment, or any alterations or improvements in excess of any work performed or paid for by Landlord under any separate agreement signed by the parties in connection herewith. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof. However, Landlord shall allow Tenant a proportionate abatement of Rent during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease and not occupied by Tenant as a result thereof (unless Tenant or its employees or agents caused the damage). Notwithstanding the foregoing to the contrary, Landlord may elect to terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of damage (such termination notice to include a termination date providing at least ninety (90) days for Tenant to vacate the Premises), if the Property shall be materially damaged by Tenant or its employees or agents, or if the Property shall be damaged by fire or other casualty or cause such that: (a) repairs to the Premises and access thereto cannot reasonably be completed within 120 days after the casualty without the payment of overtime or other premiums, (b) more than 25% of the Premises is affected by the damage, and fewer than 24 months remain in the Term, or any material damage occurs to the Premises during the last 12 months of the Term,
(c) any Holder (as defined in Article 25) shall require that the insurance proceeds or any portion thereof be used to retire the Mortgage debt (or shall terminate the ground lease, as the case may be), or the damage is not fully covered by Landlord's insurance policies, or (d) the cost of the repairs, alterations, restoration or improvement work would exceed 25% of the replacement value of the Building, or the nature of such work would make termination of this Lease necessary or convenient. Tenant agrees that Landlord's obligation to restore, and the abatement of Rent provided herein, shall be Tenant's sole recourse in the event of such damage, and waives any other rights Tenant may have under any applicable Law to terminate the Lease by reason of damage to the Premises or Property. Tenant acknowledges that this Article represents the entire agreement between the parties respecting damage to the Premises or Property.

     Notwithstanding Article 10 of the Lease to the contrary, Tenant may terminate this Lease if Tenant is unable to use all or a substantial portion of the Premises as a result of fire or other casualty not caused by Tenant or its employees or agents, and: (a) Landlord fails to commence restoration work to the Premises and access thereto within sixty (60) days after the damage occurs, or
(b) such work is reasonably estimated (which estimate Landlord shall provide within 60 days following the casualty), to take more than 180 days to substantially complete after being commenced (or if the Premises contains more than 5,000 rentable square feet, then an additional 30 days for each additional 5,000 rentable square feet), or (c) more than 25% of the Premises is affected by the damage, and fewer than 24 months remain in the Term. In order to exercise any of the foregoing termination rights, Tenant must send Landlord at least sixty (60) days (but not more than 120 days) advance notice specifying the basis for termination, and such notice must be given no later than thirty (30) days following the occurrence of the condition serving as the basis for the termination right invoked by Tenant. Such termination rights shall not be available to Tenant if: (i) Landlord substantially completes the repairs to the Premises and access thereto within sixty (60) days after Tenant's notice, or
(ii) Landlord provides Tenant with new premises under Article 22(E) or otherwise and access thereto within sixty (60) days after Tenant's notice. Notwithstanding anything to the contrary contained herein, if Tenant, or its officers, employees, contractors, invitees or agents delay Landlord in performing the repairs, Landlord shall have additional time to complete the work equal to such delay and Tenant shall pay Landlord all Rent for the period of such delay.

                                   ARTICLE 11

                  Insurance, Subrogation, and Waiver of Claims

     Tenant shall maintain during the Term comprehensive (or commercial) general liability insurance, with limits of not less than $1,000,000 combined single limit for personal injury, bodily injury or death, or property damage or destruction (including loss of use thereof) for any one occurrence. Tenant shall also maintain during the Term worker compensation insurance as required by statute, and primary, noncontributory, "all-risk" property damage insurance covering Tenant's personal property, business records, fixtures and equipment, for damage or other loss caused by fire or other casualty or cause including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, explosion, business interruption, and other insurable risks in amounts not less than the full insurable replacement value of such property and full insurable value of such other interests of Tenant (subject to reasonable deductible amounts). Landlord shall, as part of Operating Expenses, maintain during the Term comprehensive (or commercial) general liability insurance, with limits of not less than $1,000,000 combined single limit for personal injury, bodily injury or death, or property damage or destruction (including loss of use thereof) for any one occurrence. Landlord shall also, as part of Operating Expenses, maintain during the Term worker compensation insurance as required by statute, and primary, non-contributory, extended coverage or "all-risk" property damage insurance, in an amount equal to at least ninety percent (90%) of the full insurable replacement value of the Property (exclusive of the costs of excavation, foundations and footings, and such risks required to be covered by Tenant's insurance, and subject to reasonable deductible amounts), or such other amount necessary to prevent Landlord from being a co-insured, and such other coverage as Landlord shall deem appropriate or that may be required by any Holder (as defined in Article 25).

     Tenant shall provide Landlord with certificates evidencing such coverage (and, with respect to liability coverage, showing Landlord and JMB Properties Company as additional insureds) prior to the Commencement Date, which shall state that such insurance coverage may not be changed or cancelled without at least twenty (20) days' prior written notice to Landlord, and shall provide renewal certificates to Landlord at least twenty (20) days prior to expiration of such policies. Landlord may periodically, but not more often than every five years, require that Tenant reasonably increase the aforementioned coverage. Except as provided to the contrary herein, any insurance carried by Landlord or Tenant shall be for the sole benefit of the party carrying such insurance. Any insurance policies hereunder may be "blanket policies." All insurance required hereunder shall be provided by responsible insurers and Tenant's insurer shall be reasonably acceptable to Landlord. By this Article, Landlord and Tenant intend that their respective property loss risks shall be borne by responsible insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss to the extent that such coverage is agreed to be provided hereunder. The parties each hereby waive all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers, provided such waiver of subrogation shall not affect the right of the insured to recover thereunder. The parties agree that their respective insurance policies are now, or shall be, endorsed such that said waiver of subrogation shall not affect the right of the insured to recover thereunder, so long as no material additional premium is charged therefor.

                                   ARTICLE 12

                                  Condemnation

     If the whole or any material part of the Premises or Property shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises or Property, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days notice, provided such notice is given no later than 180 days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. Tenant shall have reciprocal termination rights if the whole or any material part of the Premises is permanently taken, or if access to the Premises is permanently materially impaired. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Term, and for moving expenses (so long as such claim does not diminish the award available to Landlord or any Holder, and such claim is payable separately to Tenant). All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated.

                                   ARTICLE 13

                              Return of Possession

     At the expiration or earlier termination of this Lease or Tenant's right of possession, Tenant shall surrender possession of the Premises in the condition required under Article 9, ordinary wear and tear excepted, and shall surrender all keys, any key cards, and any parking stickers or cards, to Landlord, and advise Landlord as to the combination of any locks or vaults then remaining in the Premises, and shall remove all trade fixtures and personal property. All improvements, fixtures and other items in or upon the Premises (except trade fixtures and personal property belonging to Tenant), whether installed by Tenant or Landlord, shall be Landlord's property and shall remain upon the Premises, all without compensation, allowance or credit to Tenant. However, if prior to such termination or within ten (10) days thereafter Landlord so directs by notice, Tenant shall promptly remove such of the foregoing items as are designated in such notice and restore the Premises to the condition prior to the installation of such items; provided, Landlord shall not require removal of customary office improvements installed pursuant to any separate agreement signed by both parties in connection with entering this Lease (except as expressly provided to the contrary therein), or installed by Tenant with Landlord's written approval (except as expressly required by Landlord in connection with granting, such approval). If Tenant shall fail to perform any repairs or restoration, or fail to remove any items from the Premises required hereunder, Landlord may do so, and Tenant shall pay Landlord the cost thereof upon demand. All property removed from the Premises by Landlord pursuant to any provisions of this Lease or any Law may be handled or stored by Landlord at Tenant's expense, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. All property not removed from the Premises or retaken from storage by Tenant within thirty (30) days after expiration or earlier termination of this Lease or Tenant's right to possession, shall at Landlord's option be conclusively deemed to have been conveyed by Tenant to Landlord as if by bill of sale without payment by Landlord. Unless prohibited by applicable Law, Landlord shall have a lien against such property for the costs incurred in removing and storing the same.

                                   ARTICLE 14

                                  Holding Over

     Unless Landlord expressly agrees otherwise in writing, Tenant shall pay Landlord 200% of the amount of Rent then applicable (or the highest amount permitted by Law, whichever shall be less) prorated on per diem basis for each day Tenant shall retain possession of the Premises or any part thereof after expiration or earlier termination of this Lease, together with all damages sustained by Landlord on account thereof. The foregoing provisions shall not serve as permission for Tenant to hold-over, nor serve to extend the Term (although Tenant shall remain bound to comply with all provisions of this Lease until Tenant vacates the Premises, and shall be subject to the provisions of
Article 13). Notwithstanding the foregoing to the contrary, at any time before or after expiration or earlier termination of the Lease, Landlord may serve notice advising Tenant of the amount of Rent and other terms required, should Tenant desire to enter a month-to-month tenancy (and if Tenant shall hold over more than one full calendar month after such notice, Tenant shall thereafter be deemed a month-to-month tenant, on the terms and provisions of this Lease then in effect, as modified by Landlord's notice, and except that Tenant shall not be entitled to any renewal or expansion rights contained in this Lease or any amendments hereto).

                                   ARTICLE 15

                                    No Waiver

     No provision of this Lease will be deemed waived by either party unless expressly waived in writing signed by the waiving party. No waiver shall be implied by delay or any other act or omission of either party. No waiver by either party of any provision of this Lease shall be deemed a waiver of such provision with respect to any subsequent matter relating to such provision, and Landlord's consent or approval respecting any action by Tenant shall not constitute a waiver of the requirement for obtaining Landlord's consent or approval respecting any subsequent action. Acceptance of Rent by Landlord shall not constitute a waiver of any breach by Tenant of any term or provision of this Lease. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord's right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the full amount due. The acceptance of Rent or of the performance of any other term or provision from any Person other than Tenant, including any Transferee, shall not constitute a waiver of Landlord's right to approve any Transfer.

                                   ARTICLE 16

                         Attorneys' Fees and Jury Trial

     In the event of any litigation between the parties, the prevailing party shall be entitled to obtain, as part of the judgment, all reasonable attorneys' fees, costs and expenses incurred in connection with such litigation, except as may be limited by applicable Law.

                                   ARTICLE 17

               Personal Property Taxes, Rent Taxes and Other Taxes

     Tenant shall pay prior to delinquency all taxes, charges or other governmental impositions assessed against or levied upon Tenant's fixtures, furnishings, equipment and personal property located in the Premises, and any Work to the Premises under Article 8. Whenever possible, Tenant shall cause all such items to be assessed and billed separately from the property of Landlord. In the event any such items shall be assessed and billed with the property of Landlord, Tenant shall pay Landlord its share of such taxes, charges or other governmental impositions within thirty (30) days after Landlord delivers a statement and a copy of the assessment or other documentation showing the amount of such impositions applicable to Tenant's property. Tenant shall pay any rent tax or sales tax, service tax, transfer tax or value added tax, or any other applicable tax on the Rent or services herein or otherwise respecting this Lease.

                                   ARTICLE 18

                              Reasonable Approvals

     Whenever Landlord's approval or consent is expressly required under this Lease (including Article 21) or any other agreement between the parties, Landlord shall not unreasonably withhold or delay such approval or consent (reasonableness shall be a condition to Landlord's enforcement of such consent or approval requirement, and not a covenant), except for matters affecting the structure, safety or security of the Property, or the appearance of the Property from any common or public areas.

                                   ARTICLE 19

               Subordination, Attornment and Mortgagee Protection

     This Lease is subject and subordinate to all Mortgages (as defined in Article 25) now or hereafter placed upon the Property, and all other encumbrances and matters of public record applicable to the Property. If any foreclosure proceedings are initiated by any Holder or a deed in lieu is granted (or if any ground lease is terminated), Tenant agrees, upon written request of any such Holder or any purchaser at foreclosure sale, to attorn and pay Rent to such party and to execute and deliver any instruments necessary or appropriate to evidence or effectuate such attornment (provided such Holder or purchaser shall agree to accept this Lease and not disturb Tenant's occupancy, so long as Tenant does not default and fail to cure within the time permitted hereunder). However, in the event of attornment, no Holder shall be: (i) liable for any act or omission of Landlord, or subject to any offsets or defenses which Tenant might have against Landlord (prior to such Holder becoming Landlord under such attornment), (ii) liable for any security deposit or bound by any prepaid Rent not actually received by such Holder, or (iii) bound by any future modification of this. Lease not consented to by such Holder. Any Holder (as defined in Article 25) may elect to make this Lease prior to the lien of its Mortgage, by written notice to Tenant, and if the Holder of any prior Mortgage shall require, this Lease shall be prior to any subordinate Mortgage.

Tenant agrees to give any Holder by certified mail, return receipt requested, a copy of any notice of default served by Tenant upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy of an assignment of leases, or otherwise) of the address of such Holder. Tenant further agrees that if Landlord shall have failed to cure such default within the times permitted Landlord for cure under this Lease, any such Holder whose address has been provided to Tenant shall have an additional period of thirty (30) days in which to cure (or such additional time as may be required due to causes beyond such Holder's control, including time to obtain possession of the Property by power of sale or judicial action). Tenant shall execute such documentation as Landlord may reasonably request from time to time, in order to confirm the matters set forth in this Article in recordable form.

                                   ARTICLE 20

                              Estoppel Certificate

     Tenant shall from time to time, within twenty (20) days after written request from Landlord, execute, acknowledge and deliver a statement (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect (or if this Lease is claimed not to be in force and effect, specifying the ground therefor) and any dates to which the Rent has been paid in advance, and the amount of any Security Deposit, (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) certifying such other matters as Landlord may reasonably request, or as may be requested by Landlord's current or prospective Holders, insurance carriers, auditors, and prospective purchasers. Any such statement may be relied upon by any such parties. If Tenant shall fail to execute and return such statement within the time required herein, Tenant shall be deemed to have agreed with the matters set forth therein.

                                   ARTICLE 21

                            Assignment and Subletting

     (A) Transfers. Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, as further described below: (i) assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, by operation of law or otherwise, (ii) sublet the Premises or any part thereof, or
(iii) permit the use of the Premises by any Persons (as defined in Article 25) other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any Person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice shall include: (a) the proposed effective date (which shall not be less than 30 nor more than 180 days after Tenant's notice), (b) the portion of the Premises to be Transferred (herein called the "Subject Space"), (c) the terms of the proposed Transfer and the consideration therefor, the name and address of the proposed Transferee, and a copy of all documentation pertaining to the proposed Transfer, and (d) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information to enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, and such other information as Landlord may reasonably require. Any Transfer made without complying with this Article shall, at Landlord's option, be null, void and of no effect, or shall constitute a Default under this Lease. Whether or not Landlord shall grant consent, Tenant shall pay reasonable legal fees incurred by Landlord, within thirty (30) days after written request by Landlord.

     (B) Approval. Landlord will not unreasonably withhold its consent (as provided in Article 18) to any proposed Transfer of the Subject Space to the Transferee on the terms specified in Tenant's notice. The parties hereby agree that it shall be reasonable under this Lease and under any applicable Law for Landlord to withhold consent to any proposed Transfer where one or more of the following applies (without limitation as to other reasonable grounds for withholding consent): (i) the Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Property, or would be a significantly less prestigious occupant of the Property than Tenant, (ii) the Transferee intends to use the Subject Space for purposes which are not permitted under this Lease, (iii) the Subject Space is not regular in shape with appropriate means of ingress and egress suitable for normal renting purposes, (iv) the Transferee is either a government (or agency or instrumentality thereof) or an occupant of the Property, (v) the proposed Transferee does not have a reasonable financial condition in relation to the obligations to be assumed in connection with the Transfer, or (vi) Tenant has committed and failed to cure a Default at the time Tenant requests consent to the proposed Transfer.

     (C) Transfer Premium. If Landlord consents to a Transfer, and as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay Landlord fifty percent (50%) of any Transfer Premium derived by Tenant from such Transfer. "Transfer Premium" shall mean all rent, additional rent or other consideration paid by such Transferee in excess of the Rent payable by Tenant under this Lease (on a monthly basis during the Term, and on a per rentable square foot basis, if less than all of the Premises is transferred), after deducting the reasonable expenses incurred by Tenant for any changes, alterations and improvements to the Premises, any other economic concessions or services provided to the Transferee, and any customary brokerage commissions paid in connection with the Transfer. If part of the consideration for such Transfer shall be payable other than in cash, Landlord's share of such non-cash consideration shall be in such form as is reasonably satisfactory to Landlord. The percentage of the Transfer Premium due Landlord hereunder shall be paid within ten (10) days after Tenant receives any Transfer Premium from the Transferee.

     (D) Recapture. Notwithstanding anything to the contrary contained in this Article, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice of any proposed Transfer, to recapture the Subject Space. Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space as of the date stated in Tenant's notice as the effective date of the proposed Transfer. If this Lease shall be cancelled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same.

     (E) Terms of Consent. If Landlord consents to a Transfer: (a) the terms and conditions of this Lease, including among other things, Tenant's liability for the Subject Space, shall in no way be deemed to have been waived or modified,
(b) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (c) no Transferee shall succeed to any rights provided in this Lease or any amendment hereto to extend the Term of this Lease, expand the Premises, or lease additional space, any such rights being deemed personal to Tenant, (d) Tenant shall deliver to Landlord promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, and (e) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall within thirty (30) days after demand pay the deficiency, and if understated by more than 2%, Tenant shall pay Landlord's costs of such audit. Any sublease hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any sublease, Landlord shall have the right to:
(i) treat such sublease as cancelled and repossess the Subject Space by any lawful means, or (ii) require that such subtenant attorn to and recognize Landlord as its landlord under any such sublease. If Tenant shall Default and fail to cure within the time permitted for cure under Article 23(A), Landlord is hereby irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such Default is cured.

     (F) Certain Transfers. For purposes of this Lease, the term "Transfer" shall also include (a) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of a majority of the partners, or a transfer of a majority of partnership interests, within a twelve month period, or the dissolution of the partnership, and (b) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), the dissolution, merger, consolidation or other reorganization of Tenant, or within a twelve month period: (i) the sale or other transfer of more than an aggregate of 50% of the voting shares of Tenant (other than to immediate family members by reason of gift or death) or (ii) the sale of more than an aggregate of 50% of Tenant's net assets.

                                   ARTICLE 22

                           Rights Reserved By Landlord

     Except to the extent expressly limited herein, Landlord reserves full rights to control the Property (which rights may be exercised without subjecting Landlord to claims for constructive eviction, abatement of Rent, damages or other claims of any kind), including more particularly, but without limitation, the following rights:

     (A) To change the name or street address of the Property; install and maintain signs on the exterior and interior of the Property; retain at all times, and use in appropriate instances, keys to all doors within and into the Premises; grant to any Person the right to conduct any business or render any service at the Property, whether or not it is the same or similar to the use permitted Tenant by this Lease; and have access for Landlord and other tenants of the Property to any mail chutes located on the Premises according to the rules of the United States Postal Service.

     (B) To enter the Premises at reasonable hours for reasonable purposes, including inspection and supplying cleaning service or other services to be provided Tenant hereunder, to show the Premises to current and prospective mortgage lenders, ground lessors, insurers, and prospective purchasers, tenants and brokers, at reasonable hours, and if Tenant shall abandon the Premises at any time, or shall vacate the same during the last 3 months of the Term, to decorate, remodel, repair, or alter the Premises.

     (C) To limit or prevent access to the Property, shut down elevator service, activate elevator emergency controls, or otherwise take such action or preventative measures deemed necessary by Landlord for the safety of tenants or other occupants of the Property or the protection of the Property and other property located thereon or therein, in case of fire, invasion, insurrection, riot, civil disorder, public excitement or other dangerous condition, or threat thereof.

     (D) To decorate and to make alterations, additions and improvements, structural or otherwise, in or to the Property or any part thereof, and any adjacent building, structure, parking facility, land, street or alley (including without limitation changes and reductions in corridors, lobbies, parking facilities and other public areas and the installation of kiosks, planters, sculptures, displays, escalators, mezzanines, and other structures, facilities, amenities and features therein, and changes for the purpose of connection with or entrance into or use of the Property in conjunction with any adjoining or adjacent building or buildings, now existing or hereafter constructed). In connection with such matters, or with any other repairs, maintenance, improvements or alterations, in or about the Property, Landlord may erect scaffolding and other structures reasonably required, and during such operations may enter upon the Premises and take into and upon or through the Premises, all materials required to make such repairs, maintenance, alterations or improvements, and may close public entry ways, other public areas, restrooms, stairways or corridors.

     (E) Reserved.

     In connection with entering the Premises to exercise any of the foregoing rights, Landlord shall: (a) provide reasonable advance written or oral notice to Tenant's on-site manager or other appropriate person (except in emergencies, or for routine cleaning or other routine matters), and (b) take reasonable steps to minimize any interference with Tenant's business.

                                   ARTICLE 23

                               Landlord's Remedies

     (A) Default. The occurrence of any one or more of the following events shall constitute a "Default" by Tenant, which if not cured within any applicable time permitted for cure below, shall give rise to Landlord's remedies set forth in Paragraph (B), below: (i) failure by Tenant to make when due any payment of Rent, unless such failure is cured within ten (10) days after notice; (ii) failure by Tenant to observe or perform any of the terms or conditions of this Lease to be observed or performed by Tenant other than the payment of Rent, or as provided below, unless such failure is cured within thirty (30) days after notice, or such shorter period expressly provided elsewhere in this Lease (provided, if the nature of Tenant's failure is such that more time is reasonably required in order to cure, Tenant shall not be in Default if Tenant commences to cure within such period and thereafter reasonably seeks to cure such failure to completion); (iii) failure by Tenant to comply with the Rules, unless such failure is cured within five (5) days after notice (provided, if the nature of Tenant's failure is such that more than five (5) days time is reasonably required in order to cure, Tenant shall not be in Default if Tenant commences to cure within such period and thereafter reasonably seeks to cure such failure to completion); (iv) vacation of all or a substantial portion of the Premises for more than thirty (30) consecutive days, or the failure to take possession of the Premises within sixty (60) days after the Commencement Date;
(v) (a) making by Tenant or any guarantor of this Lease ("Guarantor") of any general assignment for the benefit of creditors, (b) filing by or against Tenant or any Guarantor of a petition to have Tenant or such Guarantor adjudged a bankrupt or a petition for reorganization or arrangement under any Law relating to bankruptcy (unless, in the case of a petition filed against Tenant or such Guarantor, the same is dismissed within sixty (60) days), (c) appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located on the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days, (d) attachment, execution or other judicial seizure of substantially all of Tenant's assets located on the Premises or of Tenant's interest in this Lease, (e) Tenant's or any Guarantor's convening of a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts, or (f) Tenant's or any Guarantor's insolvency or admission of an inability to pay its debts as they mature; (vi) any material misrepresentation herein, or material misrepresentation or omission in any financial statements or other materials provided by Tenant or any Guarantor in connection with negotiating or entering this Lease or in connection with any Transfer under Article 21; (vii) cancellation of any guaranty of this Lease by any Guarantor; (viii) failure by Tenant to cure within any applicable times permitted thereunder any default under any other lease for space at the Property or any other buildings owned or managed by Landlord or its affiliates, now or hereafter entered by Tenant (and any Default hereunder not cured within the times permitted for cure herein shall, at

Landlord's election, constitute a default under any such other lease or leases). Failure by Tenant to comply with the same term or condition of this Lease on three occasions during any twelve month period shall cause any failure to comply with such term or condition during the succeeding twelve month period, at Landlord's option, to constitute an incurable Default, if Landlord has given Tenant notice of each such failure within ten (10) days after each such failure occurs. The notice and cure periods provided herein are in lieu of, and not in addition to, any notice and cure periods provided by Law.

     (B) Remedies. If a Default occurs and is not cured within any applicable time permitted under Paragraph (A), Landlord shall have the rights and remedies hereinafter set forth, which shall be distinct, separate and cumulative with and in addition to any other right or remedy allowed under any Law or other provisions of this Lease:

     (i) Landlord may terminate this Lease, repossess the Premises by detainer suit, summary proceedings or other lawful means, and recover as damages a sum of money equal to: (a) any unpaid Rent as of the termination date including interest at the Default Rate (as defined in Article 25), (b) any unpaid Rent which would have accrued after the termination date through the time of award including interest at the Default Rate, less such loss of Rent that Tenant proves could have been reasonably avoided, (c) any unpaid Rent which would have accrued after the time of award during the balance of the Term, less such loss of Rent that Tenant proves could be reasonably avoided, and (d) any other amounts necessary to compensate Landlord for all damages proximately caused by Tenant's failure to perform its obligations under this Lease, including without limitation all Costs of Reletting (as defined in Paragraph F). For purposes of computing the amount of Rent herein that would have accrued after the time of award, Tenant's Prorata Share of Taxes and Operating Expenses shall be projected, based upon the average rate of increase, if any, in such items from the Commencement Date through the time of award.

     (ii) If applicable Law permits, Landlord may terminate Tenant's right of possession and repossess the Premises by detainer suit, summary proceedings or other lawful means, without terminating this Lease (and if such Law permits, and Landlord shall not have expressly terminated the Lease in writing, any termination shall be deemed a termination of Tenant's right of possession only). In such event, Landlord may recover: (a) any unpaid Rent as of the date possession is terminated, including interest at the Default Rate, (b) any unpaid Rent which accrues during the Term from the date possession is terminated through the time of award (or which may have accrued from the time of any earlier award obtained by Landlord through the time of award), including interest at the Default Rate, less any Net Re-Letting Proceeds (as defined in Paragraph F) received by Landlord during such period, and less such loss of Rent that Tenant proves could have been reasonably avoided, and (c) any other amounts necessary to compensate Landlord for all damages proximately caused by Tenant's failure to perform its obligations under this Lease, including without limitation, all Costs of Reletting (as defined in Paragraph F). Landlord may bring suits for such amounts or portions thereof, at any time or times as the same accrue or after the same have accrued, and no suit or recovery of any portion due hereunder shall be deemed a waiver of Landlord's right to collect all amounts to which Landlord is entitled hereunder, nor shall the same serve as any defense to any subsequent suit brought for any amount not theretofor reduced to judgment.

     (C) Mitigation of Damages. If Landlord terminates this Lease or Tenant's right to possession, Landlord shall use reasonable efforts to mitigate Landlord's damages, and Tenant shall be entitled to submit proof of such failure to mitigate as a defense to Landlord's claims hereunder, if mitigation of damages by Landlord is required by applicable Law. If Landlord has not terminated this Lease or Tenant's right to possession, Landlord shall have no obligation to mitigate, and may permit the Premises to remain vacant or abandoned; in such case, Tenant may seek to mitigate damages by attempting to sublease the Premises or assign this Lease (subject to Article 21).

     (D) Specific Performance, Collection of Rent and Acceleration. Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Paragraph (B), above or any Law or other provision of this Lease), without prior demand or notice except as required by applicable Law: (i) to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof, and
(ii) to sue for and collect any unpaid Rent which has accrued. Notwithstanding anything to the contrary contained in this Lease, to the extent not expressly prohibited by applicable Law, in the event of any Default by Tenant not cured within any applicable time for cure hereunder, Landlord may terminate this Lease or Tenant's right to possession and accelerate and declare that all Rent reserved for the remainder of the Term shall be immediately due and payable (in which event, Tenant's Prorata Share of Taxes and Operating Expenses, and CPI Escalation Amounts for the remainder of the Term shall be projected based upon the average rate of increase, if any, in such items from the Commencement Date through the date of such declaration); provided, Landlord shall, after receiving payment of the same from Tenant, be obligated to turn over to Tenant any actual Net Re-Letting Proceeds thereafter received during the remainder of the Term, up to the amount so received from Tenant pursuant to this provision.

     (E) Late Charges and Interest. Tenant shall pay, as additional Rent, a service charge of Two Hundred Dollars ($200.00) for bookkeeping and administrative expenses, if Rent is not received within five (5) days after its due date. In addition, any Rent paid more than five (5) days after due shall accrue interest from the due date at the Default Rate (as defined in Article
25), until payment is received by Landlord. Such service charge and interest payments shall not be deemed consent by Landlord to late payments, nor a waiver of Landlord's right to insist upon timely payments at any time, nor a waiver of any remedies to which Landlord is entitled as a result of the late payment of Rent.

     (F) Certain Definitions. "Net Re-Letting Proceeds" shall mean the total amount of rent and other consideration paid by any Replacement Tenants, less all Costs of Re-Letting, during a given period of time. "Costs of Re-Letting" shall include without limitation, all reasonable costs and expenses incurred by Landlord for any repairs, maintenance, changes, alterations and improvements to the Premises, brokerage commissions, advertising costs, attorneys' fees, any customary free rent periods or credits, tenant improvement allowances, take-over lease obligations and other customary, necessary or appropriate economic incentives required to enter leases with Replacement Tenants, and costs of collecting rent from Replacement Tenants. "Replacement Tenants" shall mean any Persons (as defined in Article 25) to whom Landlord relets the Premises or any portion thereof pursuant to this Article.

     (G) Other Matters. No re-entry or repossession, repairs, changes, alterations and additions, reletting, acceptance of keys from Tenant, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, or accept a surrender of the Premises, nor shall the same operate to release the Tenant in whole or in part from any of Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord or its agent to Tenant. To the fullest extent permitted by Law, all rent and other consideration paid by any Replacement Tenants shall be applied: first, to the Costs of Re-Letting, second, to the payment of any Rent theretofore accrued, and the residue, if any, shall be held by Landlord and applied to the payment of other obligations of Tenant to Landlord as the same become due (with any remaining residue to be retained by Landlord). Rent shall be paid without any prior demand or notice therefor (except as expressly provided herein) and without any deduction, set-off or counterclaim, or relief from any valuation or appraisement laws. Landlord may apply payments received from Tenant to any obligations of Tenant then accrued, without regard to such obligations as may be designated by Tenant. Landlord shall be under no obligation to observe or perform any provision of this Lease on its part to be observed or performed which accrues after the date of any Default by Tenant hereunder not cured within the times permitted hereunder. The times set forth herein for the curing of Defaults by Tenant are of the essence of this Lease. Tenant hereby irrevocably waives any right otherwise available under any Law to redeem or reinstate this Lease.

                                   ARTICLE 24

                            Landlord's Right to Cure

     If Landlord shall fail to perform any term or provision under this Lease required to be performed by Landlord, Landlord shall not be deemed to be in default hereunder nor subject to any claims for damages of any kind, unless such failure shall have continued for a period of thirty (30) days after written notice thereof by Tenant; provided, if the nature of Landlord's failure is such that more than thirty (30) days are reasonably required in order to cure, Landlord shall not be in default if Landlord commences to cure such failure within such thirty (30) day period, and thereafter reasonably seeks to cure such failure to completion. The aforementioned periods of time permitted for Landlord to cure shall be extended for any period of time during which Landlord is delayed in, or prevented from, curing due to fire or other casualty, strikes, lock-outs or other labor troubles, shortages of equipment or materials, governmental requirements, power shortages or outages, acts or omissions by Tenant or other Persons, and other causes beyond Landlord's reasonable control. If Landlord shall fail to cure within the times permitted for cure herein, Landlord shall be subject to such remedies as may be available to Tenant (subject to the other provisions of this Lease); provided, in recognition that Landlord must receive timely payments of Rent and operate the Property, Tenant shall have no right of self-help to perform repairs or any other obligation of Landlord, and shall have no right to withhold, set-off, or abate Rent.

                                   ARTICLE 25

                     Captions, Definitions and Severability

     The captions of the Articles and Paragraphs of this Lease are for convenience of reference only and shall not be considered or referred to in resolving questions of interpretation. If any term or provision of this Lease shall be found invalid, void, illegal, or unenforceable with respect to any particular Person by a court of competent jurisdiction, it shall not affect, impair or invalidate any other terms or provisions hereof, or its enforceability with respect to any other Person, the parties hereto agreeing that they would have entered into the remaining portion of this Lease notwithstanding the omission of the portion or portions adjudged invalid, void, illegal, or unenforceable with respect to such Person.

     (A) "Building" shall mean the structure identified in Article I of this Lease.

     (B) Reserved.

     (C) "Default Rate" shall mean eighteen percent (18%) per annum, or the highest rate permitted by applicable Law, whichever shall be less.

     (D) "Holder" shall mean the holder of any Mortgage at the time in question, and where such Mortgage is a ground lease, such term shall refer to the ground lessor.

     (E) "Holidays" shall mean all federally observed holidays, including New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Veterans' Day, Thanksgiving Day, Christmas Day, and to the extent of utilities or services provided by union members engaged at the Property, such other holidays observed by such unions.

     (F) "Landlord" and "Tenant" shall be applicable to one or more Persons as the case may be, and the singular shall include the plural, and the neuter shall include the masculine and feminine; and if there be more than one, the obligations thereof shall be joint and several. For purposes of any provisions indemnifying or limiting the liability of Landlord, the term "Landlord" shall include Landlord's present and future partners, beneficiaries, trustees, officers, directors, employees, shareholders, principals, agents, affiliates, successors and assigns.

     (G) "Law" shall mean all federal, state, county and local governmental and municipal laws, statutes, ordinances, rules, regulations, codes, decrees, orders and other such requirements, applicable equitable remedies and decisions by courts in cases where such decisions are considered binding precedents in the state in which the Property is located, and decisions of federal courts applying the Laws of such State.

     (H) "Mortgage" shall mean all mortgages, deeds of trust, ground leases and other such encumbrances now or hereafter placed upon the Property or Building, or any part thereof, and all renewals, modifications, consolidations, replacements or extensions thereof, and all indebtedness now or hereafter secured thereby and all interest thereon.

     (I) "Operating Expenses" shall mean all expenses, costs and amounts (other than Taxes) of every kind and nature which Landlord shall pay during any calendar year any portion of which occurs during the Term, because of or in connection with the ownership, management, repair, maintenance, restoration and operation of the Property, including without limitation, any amounts paid for:
(a) utilities for the Property, including but not limited to electricity, power, gas, steam, oil or other fuel, water, sewer, lighting, heating, air conditioning and ventilating, (b) permits, licenses and certificates necessary to operate, manage and lease the Property, (c) insurance applicable to the Property, not limited to the amount of coverage Landlord is required to provide under this Lease, (d) supplies, tools, equipment and materials used in the operation, repair and maintenance of the Property, (e) accounting, legal, inspection, consulting, concierge and other services, (f) any equipment rental (or installment equipment purchase or equipment financing agreements), or management agreements (including the cost of any management fee actually paid thereunder and the fair rental value of any office space provided thereunder, up to customary and reasonable amounts), (g) wages, salaries and other compensation and benefits (including the fair value of any parking privileges provided) for all persons engaged in the operation, maintenance or security of the Property, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits, (h) payments under any easement, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs in any planned development, and (i) operation, repair, and maintenance of all Systems and Equipment and components thereof (including replacement of components), janitorial service, alarm and security service, window cleaning, trash removal, elevator maintenance, cleaning of walks, parking facilities and building walls, removal of ice and snow, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of shrubs, trees, grass, sod and other landscaped items, irrigation systems, drainage facilities, fences, curbs, and walkways, re-paving and re-striping parking facilities, and roof repairs. If the Property is not fully occupied during all or a portion of any calendar year, Landlord may, in accordance with sound accounting and management practices, determine the amount of variable Operating Expenses (i.e. those items which vary according to occupancy levels) that would have been paid had the Property been fully occupied, and the amount so determined shall be deemed to have been the amount of variable Operating Expenses for such year. If Landlord makes such an adjustment, Landlord shall make a comparable adjustment for the Base Expense Year. Notwithstanding the foregoing, Operating Expenses shall not, however, include:

     (i) depreciation, interest and amortization on Mortgages, and other debt costs or ground lease payments, if any; legal fees in connection with leasing, tenant disputes or enforcement of leases; real estate brokers' leasing commissions; improvements or alterations to tenant spaces; the cost of providing any service directly to and paid directly by, any tenant; any costs expressly excluded from Operating

Expenses elsewhere in this Lease; costs of any items to the extent Landlord receives reimbursement from insurance proceeds or from a third party (such proceeds to be deducted from Operating Expenses in the year in which received); and

     (ii) capital expenditures, except those: (a) made primarily to reduce Operating Expenses, or to comply with any Laws or other governmental requirements, or (b) for replacements (as opposed to additions or new improvements) of non-structural items located in the common areas of the Property required to keep such areas in good condition; provided, all such permitted capital expenditures (together with reasonable financing charges) shall be amortized for purposes of this Lease over the shorter of: (i) their useful lives, (ii) the period during which the reasonably estimated savings in Operating Expenses equals the expenditures, or (iii) three (3) years.

     (J) "Person" shall mean an individual, trust, partnership, joint venture, association, corporation, and any other entity.

     (K) "Property" shall mean the Building, and any common or public areas or facilities, easements, corridors, lobbies, sidewalks, loading areas, driveways, landscaped areas, skywalks, parking garages and lots, and any and all other structures or facilities operated or maintained in connection with or for the benefit of the Building, and all parcels or tracts of land on which all or any portion of the Building or any of the other foregoing items are located, and any fixtures, machinery, equipment, apparatus, Systems and Equipment, furniture and other personal property located thereon or therein and used in connection therewith, whether title is held by Landlord or its affiliates. Possession of areas necessary for utilities, services, safety and operation of the Property, including the Systems and Equipment (as defined in Article 25), fire stairways, perimeter walls, space between the finished ceiling of the Premises and the slab of the floor or roof of the Property thereabove, and the use thereof together with the right to install, maintain, operate, repair and replace the Systems and Equipment, including any of the same in, through, under or above the Premises in locations that will not materially interfere with Tenant's use of the Premises, are hereby excepted and reserved by Landlord, and not demised to Tenant. If the Building shall be part of a complex, development or group of buildings or structures collectively owned or managed by Landlord or its affiliates or collectively managed by Landlord's managing agent, the Property shall, at Landlord's option also be deemed to include such other of those buildings or structures as Landlord shall from time to time designate, and shall initially include such buildings and structures (and related facilities and parcels on which the same are located) as Landlord shall have incorporated by reference to the total square footage of the Property in Article 1.

     (L) "Rent" shall have the meaning specified therefor in Article 3(G).

     (M) "Systems and Equipment" shall mean any plant, machinery, transformers, duct work, cable, wires, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life/safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment for the Property.

     (N) "Taxes" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including without limitation, real estate taxes, general and special assessments, transit taxes, water and sewer rents, taxes based upon the receipt of rent including gross receipts or sales taxes applicable to the receipt of rent or service or value added taxes (unless required to be paid by Tenant under Article 17), personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, Systems and Equipment, appurtenances, furniture and other personal property used in connection with the

Property which Landlord shall pay during any calendar year, any portion of which occurs during the Term (without regard to any different fiscal year used by such government or municipal authority) because of or in connection with the ownership, leasing and operation of the Property. Notwithstanding the foregoing, there shall be excluded from Taxes all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Property). If the method of taxation of real estate prevailing at the time of execution hereof shall be, or has been altered, so as to cause the whole or any part of the taxes now, hereafter or heretofor levied, assessed or imposed on real estate to be levied, assessed or imposed on Landlord, wholly or partially, as a capital levy or otherwise, or on or measured by the rents received therefrom, then such new or altered taxes attributable to the Property shall be included within the term "Taxes," except that the same shall not include any enhancement of said tax attributable to other income of Landlord. Any expenses incurred by Landlord in attempting to protest, reduce or minimize Taxes shall be included in Taxes in the calendar year such expenses are paid. Tax refunds shall be deducted from Taxes in the year they are received by Landlord, but if such refund shall relate to taxes paid in a prior year of the Term, and the Lease shall have expired, Landlord shall mail Tenant's Prorata Share of such net refund (after deducting expenses and attorneys' fees), up to the amount Tenant paid towards Taxes during such year, to Tenant's last known address. If Taxes for the Base Tax Year are reduced as the result of protest, or by means of agreement, or as the result of legal proceedings or otherwise, Landlord may adjust Tenant's obligations for Taxes in all years following the Tax Base Year, and Tenant shall pay Landlord within 30 days after notice any additional amount required by such adjustment for any such years or portions thereof that have theretofor occurred. If Taxes for any period during the Term or any extension thereof, shall be increased after payment thereof by Landlord, for any reason including without limitation error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant's Prorata Share of such increased Taxes. Tenant shall pay increased Taxes whether Taxes are increased as a result of increases in the assessments or valuation of the Property (whether based on a sale, change in ownership or refinancing of the Property or otherwise), increases in the tax rates, reduction or elimination of any rollbacks or other deductions available under current law, scheduled reductions of any tax abatement, as a result of the elimination, invalidity or withdrawal of any tax abatement, or for any other cause whatsoever. Notwithstanding the foregoing, if any Taxes shall be paid based on assessments or bills by a governmental or municipal authority using a fiscal year other than a calendar year, Landlord may elect to average the assessments or bills for the subject calendar year, based on the number of months of such calendar year included in each such assessment or bill.

     (O) "Tenant's Prorata Share" of Taxes and Operating Expenses shall be the rentable area of the Premises divided by the rentable area of the Property on the last day of the calendar year for which Taxes or Operating Expenses are being determined, excluding any parking facilities. Tenant acknowledges that the "rentable area of the Premises" under this Lease includes the usable area, without deduction for columns or projections, multiplied by a load or conversion factor, to reflect a share of certain areas, which may include lobbies, corridors, mechanical, utility, janitorial, boiler and service rooms and closets, restrooms, and other public, common and service areas. Except as provided expressly to the contrary herein, the "rentable area of the Property" shall include all rentable area of all space leased or available for lease at the Property, which Landlord may reasonably re-determine from time to time, to reflect re-configurations, additions or modifications to the Property. If the Property or any development of which it is a part, shall contain non-office uses, Landlord shall have the right to determine in accordance with sound accounting and management principles, Tenant's Prorata Share of Taxes and Operating Expenses for only the office portion of the Property or of such development, in which event, Tenant's Prorata Share shall be based on the ratio of the rentable area of the Premises to the rentable area of such office portion. Similarly, if the Property shall contain tenants who do not participate in all or certain categories of Taxes or Operating Expenses on a prorata basis, Landlord may exclude the amount of Taxes or Operating Expenses, or such categories of the same, as the case may be, attributable to such tenants, and exclude the rentable area of their premises, in computing Tenant's Prorata Share. If the Property shall be part of or shall include a complex, development or group of buildings or structures collectively owned or managed by Landlord or its affiliates or collectively managed by Landlord's managing agent, Landlord may allocate Taxes and Operating Expenses within such complex, development or group, and between such buildings and structures and the parcels on which they are located, in accordance with sound accounting and management principles. In the alternative, Landlord shall have the right to determine, in accordance with sound accounting and management principles, Tenant's Prorata Share of Taxes and Operating Expenses based upon the totals of each of the same for all such buildings and structures, the land constituting parcels on which the same are located, and all related facilities, including common areas and easements, corridors, lobbies, sidewalks, elevators, loading areas, parking facilities and driveways and other appurtenances and public areas, in which event Tenant's Prorata Share shall be based on the ratio of the rentable area of the Premises to the rentable area of all such buildings.

                                   ARTICLE 26

                      Conveyance by Landlord and Liability

     In case Landlord or any successor owner of the Property or the Building shall convey or otherwise dispose of any portion thereof in which the Premises are located, to another Person (and nothing herein shall be construed to restrict or prevent such conveyance or disposition), such other Person shall thereupon be and become landlord hereunder and shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord which first arise after the date of conveyance, including the return of any Security Deposit, and Tenant shall attorn to such other Person, and Landlord or such successor owner shall, from and after the date of conveyance, be free of all liabilities and obligations hereunder not then incurred. The liability of Landlord to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration, or any other matter relating to the Property or the Premises, shall be limited to the interest of Landlord in the Property (and the rental proceeds thereof). Tenant agrees to look solely to Landlord's interest in the Property (and the rental proceeds thereof) for the recovery of any judgment against Landlord, and Landlord shall not be personally liable for any such judgment or deficiency after execution thereon. The limitations of liability contained in this Article shall apply equally and inure to the benefit of Landlord's present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future general or limited partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust) have any liability for the performance of Landlord's obligations under this Lease. Notwithstanding the foregoing to the contrary, Landlord shall have personal liability for insured claims, beyond Landlord's interest in the Property (and rental proceeds thereof), to the extent of Landlord's liability insurance coverage available for such claims.

                                   ARTICLE 27

                                 Indemnification

     Except to the extent arising from the intentional or grossly negligent acts of Landlord or Landlord's agents or employees, Tenant shall defend, indemnify and hold harmless Landlord from and against any and all claims, demands, liabilities, damages, judgments, orders, decrees, actions, proceedings, fines, penalties, costs and expenses, including without limitation, court costs and attorneys' fees arising from or relating to any loss of life, damage or injury to person, property or business occurring in or from the Premises, or caused by or in connection with any violation of this Lease or use of the

Premises or Property by, or any other act or omission of, Tenant, any other occupant of the Premises, or any of their respective agents, employees, contractors or guests. Without limiting the generality of the foregoing, Tenant specifically acknowledges that the indemnity undertaking herein shall apply to claims in connection with or arising out of any "Work" as described in Article 8, the installation, maintenance, use or removal of any "Lines" located in or serving the Premises as described in Article 29, and the transportation, use, storage, maintenance, generation, manufacturing, handling, disposal, release or discharge of any "Hazardous Material" as described in Article 30 (whether or not any of such matters shall have been theretofor approved by Landlord), except to the extent that any of the same arises from the intentional or grossly negligent acts of Landlord or Landlord's agents or employees.

                                   ARTICLE 28

               Safety and Security Devices, Services and Programs

     The parties acknowledge that safety and security devices, services and programs provided by Landlord, if any, while intended to deter crime and ensure safety, may not in given instances prevent theft or other criminal acts, or ensure safety of persons or property. The risk that any safety or security device, service or program may not be effective, or may malfunction, or be circumvented by a criminal, is assumed by Tenant with respect to Tenant's property and interests, and Tenant shall obtain insurance coverage to the extent Tenant desires protection against such criminal acts and other losses, as further described in Article 11. Tenant agrees to cooperate in any reasonable safety or security program developed by Landlord or required by Law.

                                   ARTICLE 29

                        Communications and Computer Lines

     Tenant may install, maintain, replace, remove or use any communications or computer wires, cables and related devices (collectively the "Lines") at the Property in or serving the Premises, provided: (a) Tenant shall obtain Landlord's prior written consent, use an experienced and qualified contractor approved in writing by Landlord, and comply with all of the other provisions of
Article 8, (b) any such installation, maintenance, replacement, removal or use shall comply with all Laws applicable thereto and good work practices, and shall not interfere with the use of any then existing Lines at the Property, (c) an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Property, as determined in Landlord's reasonable opinion, (d) if Tenant at any time uses any equipment that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or cause radiation higher than normal background radiation, the Lines therefor (including riser cables) shall be appropriately insulated to prevent such excessive electromagnetic fields or radiation, (e) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing Lines located in or serving the Premises, (f) Tenant's rights shall be subject to the rights of any regulated telephone company, and (g) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are at any time in violation of any Laws or represent a dangerous or potentially dangerous condition (whether such Lines were installed by Tenant or any other party), within three (3) days after written notice.

     Landlord may (but shall not have the obligation to): (i) install new Lines at the Property (ii) create additional space for Lines at the Property, and
(iii) reasonably direct, monitor and/or supervise the installation, maintenance, replacement and removal of, the allocation and periodic re-allocation of available space (if any) for, and the allocation of excess capacity (if any) on, any Lines now or hereafter installed at the Property by Landlord, Tenant or any other party (but Landlord shall have no right to monitor or control the information transmitted through such Lines). Such rights shall not be in limitation of other rights that may be available to Landlord by Law or otherwise. If Landlord exercises any such rights, Landlord may charge Tenant for the costs attributable to Tenant, or may include those costs and all other costs in Operating Expenses under Article 25 (including without limitation, costs for acquiring and installing Lines and risers to accommodate new Lines and spare Lines, any associated computerized system and software for maintaining records of Line connections, and the fees of any consulting engineers and other experts); provided, any capital expenditures included in Operating Expenses hereunder shall be amortized (together with reasonable finance charges) over the period of time prescribed by Article 25.

     Notwithstanding anything to the contrary contained in Article 13, Landlord reserves the right to require that Tenant remove any or all Lines installed by or for Tenant within or serving the Premises upon termination of this Lease, provided Landlord notifies Tenant prior to or within thirty (30) days following such termination. Any Lines not required to be removed pursuant to this Article shall, at Landlord's option, become the property of Landlord (without payment by Landlord). If Tenant fails to remove such Lines as required by Landlord, or violates any other provision of this Article, Landlord may, after twenty (20) days written notice to Tenant, remove such Lines or remedy such other violation, at Tenant's expense (without limiting Landlord's other remedies available under this Lease or applicable Law). Tenant shall not, without the prior written consent of Landlord in each instance, grant to any third party a security interest or lien in or on the Lines, and any such security interest or lien granted without Landlord's written consent shall be null and void. Except to the extent arising from the intentional or negligent acts of Landlord or Landlord's agents or employees, Landlord shall have no liability for damages arising from, and Landlord does not warrant that the Tenant's use of any Lines will be free from the following (collectively called "Line Problems"): (x) any eavesdropping or wire-tapping by unauthorized parties, (y) any failure of any Lines to satisfy Tenant's requirements, or (z) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, replacement, use or removal of Lines by or for other tenants or occupants at the Property, by any failure of the environmental conditions or the power supply for the Property to conform to any requirements for the Lines or any associated equipment, or any other problems associated with any Lines by any other cause. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from any Line Problems.

                                   ARTICLE 30

                               Hazardous Materials

     Tenant shall not transport, use, store, maintain, generate, manufacture, handle, dispose, release or discharge any "Hazardous Material" (as defined below) upon or about the Property, or permit Tenant's employees, agents, contractors, and other occupants of the Premises to engage in such activities upon or about the Property. However, the foregoing provisions shall not prohibit the transportation to and from, and use, storage, maintenance and handling within, the Premises of substances customarily used in offices (or such other business or activity expressly permitted to be undertaken in the Premises under
Article 6), provided: (a) such substances shall be used and maintained only in such quantities as are reasonably necessary for such permitted use of the Premises, strictly in accordance with applicable Law and the manufacturers' instructions therefor, (b) such substances shall not be disposed of, released or discharged on the Property, and shall be transported to and from the Premises in compliance with all applicable Laws, and as Landlord shall reasonably require,
(c) if any applicable Law or Landlord's trash removal contractor requires that any such substances be disposed of separately from ordinary trash, Tenant shall make arrangements at Tenant's expense for such disposal directly with a qualified and licensed disposal company at a lawful disposal site (subject to scheduling and approval by Landlord), and shall ensure that disposal occurs frequently enough to prevent unnecessary storage of such substances in the Premises, and (d) any remaining such substances shall be completely, properly and lawfully removed from the Property upon expiration or earlier termination of this Lease.

     Tenant shall promptly notify Landlord of: (i) any enforcement, cleanup or other regulatory action taken or threatened by any governmental or regulatory authority with respect to the presence of any Hazardous Material on the Premises or the migration thereof from or to other property, (ii) any demands or claims made or threatened by any party against Tenant or the Premises relating to any loss or injury resulting from any Hazardous Material, (iii) any release, discharge or nonroutine, improper or unlawful disposal or transportation of any Hazardous Material on or from the Premises, and (iv) any matters where Tenant is required by Law to give a notice to any governmental or regulatory authority respecting any Hazardous Material on the Premises. Landlord shall have the right (but not the obligation) to join and participate as a party in any legal proceedings or actions affecting the Premises initiated in connection with any environmental, health or safety Law. At such times as Landlord may reasonably request, Tenant shall provide Landlord with a written list identifying any Hazardous Material then used, stored, or maintained upon the Premises, the use and approximate quantity of each such material, a copy of any material safety data sheet ("MSDS") issued by the manufacturer therefor, written information concerning the removal, transportation and disposal of the same, and such other information as Landlord may reasonably require or as may be required by Law. The term "Hazardous Material" for purposes hereof shall mean any chemical, substance, material or waste or component thereof which is now or hereafter listed, defined or regulated as a hazardous or toxic chemical, substance, material or waste or component thereof by any federal, state or local governing or regulatory body having jurisdiction, or which would trigger any employee or community "right-to-know" requirements adopted by any such body, or for which any such body has adopted any requirements for the preparation or distribution of an MSDS.

     If any Hazardous Material is released, discharged or disposed of by Tenant or any other occupant of the Premises, or their employees, agents or contractors, on or about the Property in violation of the foregoing provisions, Tenant shall immediately, properly and in compliance with applicable Laws clean up and remove the Hazardous Material from the Property and any other affected property and clean or replace any affected personal property (whether or not owned by Landlord), at Tenant's expense. Such clean up and removal work shall be subject to Landlord's prior written approval (except in emergencies), and shall include, without limitation, any testing, investigation, and the preparation and implementation of any remedial action plan required by any governmental body having jurisdiction or reasonably required by Landlord. If Tenant shall fail to comply with the provisions of this Article within five (5) days after written notice by Landlord, or such shorter time as may be required by Law or in order to minimize any hazard to Persons or property, Landlord may (but shall not be obligated to) arrange for such compliance directly or as Tenant's agent through contractors or other parties selected by Landlord, at Tenant's expense (without limiting Landlord's other remedies under this Lease or applicable Law). If any Hazardous Material is released, discharged or disposed of on or about the Property and such release, discharge or disposal is not caused by Tenant or other occupants of the Premises, or their employees, agents or contractors, such release, discharge or disposal shall be deemed casualty damage under Article 10 to the extent that the Premises or common areas serving the Premises are affected thereby; in such case, Landlord and Tenant shall have the obligations and rights respecting such casualty damage provided under Article 10.

                                   ARTICLE 31

                                  Miscellaneous

     (A) Each of the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, guardians, custodians, successors and assigns, subject to the provisions of Article 21 respecting Transfers.

     (B) Neither this Lease nor any memorandum of lease or short form lease shall be recorded by Tenant.

     (C) This Lease shall be construed in accordance with the Laws of the state in which the Property is located.

     (D) All obligations or rights of either party arising during or attributable to the period ending upon expiration or earlier termination of this Lease shall survive such expiration or earlier termination.

     (E) Landlord agrees that, if Tenant timely pays the Rent and performs the terms and provisions hereunder, and subject to all other terms and provisions of this Lease, Tenant shall hold and enjoy the Premises during the Term, free of lawful claims by any Person acting by or through Landlord.

     (F) This Lease does not grant any legal rights to "light and air" outside the Premises nor any particular view or cityscape visible from the Premises.

     (G) If the Commencement Date is delayed in accordance with Article 4 for more than one year, Landlord may declare this Lease null and void, and if the Commencement Date is so delayed for more than seven years, this Lease shall thereupon become null and void without further action by either party.

                                   ARTICLE 32

                                      Offer

     The submission and negotiation of this Lease shall not be deemed an offer to enter the same by Landlord, but the solicitation of such an offer by Tenant. Tenant agrees that its execution of this Lease constitutes a firm offer to enter the same which may not be withdrawn for a period of 30 days after delivery to Landlord (or such other period as may be expressly provided in any other agreement signed by the parties). During such period and in reliance on the foregoing, Landlord may, at Landlord's option (and shall, if required by applicable Law), deposit any security deposit and Rent, and proceed with any plans, specifications, alterations or improvements, and permit Tenant to enter the Premises, but such acts shall not be deemed an acceptance of Tenant's offer to enter this Lease, and such acceptance shall be evidenced only by Landlord signing and delivering this Lease to Tenant.

                                   ARTICLE 33

                                     Notices

     Except as expressly provided to the contrary in this Lease, every notice or other communication to be given by either party to the other with respect hereto or to the Premises or Property, shall be in writing and shall not be effective for any purpose unless the same shall be served personally or by national air courier service, or United States certified mail, return receipt requested, postage prepaid, addressed, if to Tenant, at the address first set forth in the Lease, until the Commencement Date, and thereafter to the Tenant at the Premises, and if to Landlord, at the address at which the last payment of Rent was required to be made and to JMB Properties Company at 900 North Michigan Avenue, Chicago, Illinois, 60611, Attn: Legal Department, or such other address or addresses as Tenant or Landlord may from time to time designate by notice given as above provided. Every notice or other communication hereunder shall be deemed to have been given as of the third business day following the date of such mailing (or as of any earlier date evidenced by a receipt from such national air courier service or the United States Postal Service) or immediately if personally delivered. Notices not sent in accordance with the foregoing shall be of no force or effect until received by the foregoing parties at such addresses required herein.

                                   ARTICLE 34

                               Real Estate Brokers

     Tenant represents that Tenant has dealt only with Landry & Nunez (whose commission, if any, shall be paid by Landlord pursuant to separate agreement) as broker, agent or finder in connection with this Lease and agrees to indemnify and hold Landlord harmless from all damages, judgments, liabilities and expenses (including reasonable attorneys' fees) arising from any claims or demands of any other broker, agent or finder with whom Tenant has dealt for any commission or fee alleged to be due in connection with its participation in the procurement of Tenant or the negotiation with Tenant of this Lease.

                                   ARTICLE 35

                                Security Deposit

     Tenant shall deposit with Landlord the amount of $ See Article 35A ("Security Deposit"), upon Tenant's execution and submission of this Lease. The Security Deposit shall serve as security for the prompt, full and faithful performance by Tenant of the terms and provisions of this Lease. In the event that Tenant is in Default hereunder and fails to cure within any applicable time permitted under this Lease, or in the event that Tenant owes any amounts to Landlord upon the expiration of this Lease, Landlord may use or apply the whole or any part of the Security Deposit for the payment of Tenant's obligations hereunder. The use or application of the Security Deposit or any portion thereof shall not prevent Landlord from exercising any other right or remedy provided hereunder or under any Law and shall not be construed as liquidated damages. In the event the Security Deposit is reduced by such use or application, Tenant shall deposit with Landlord within ten (10) days after written notice, an amount sufficient to restore the full amount of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from Landlord's general funds or pay interest on the Security Deposit. Any remaining portion of the Security Deposit shall be returned to Tenant within sixty (60) days after Tenant has vacated the Premises in accordance with Article 13. If the Premises shall be expanded at any time, or if the Term shall be extended at an increased rate of Rent, the Security Deposit shall thereupon be proportionately increased.

                                   ARTICLE 35A

                                Letter of Credit

     As a Security Deposit under Article 35 of the Lease, concurrently with Tenant's execution of this Lease, Tenant shall submit to Landlord a clean, unconditional, stand-by, irrevocable Letter of Credit in favor of Landlord in the amount of $8,214.25 substantially in the form attached hereto as Exhibit C issued by a federally insured national banking association located in the metropolitan area in which the Property is located with a net worth in excess of $100,000,000 and reasonably acceptable to Landlord. The Letter of Credit shall have an expiration date no earlier than December 31, 1998 (the "Expiration Date") or shall be renewed annually through said Expiration bate, in which event Tenant shall submit to Landlord original amendments extending the expiration date (or replacement letters of credit with extended expiration dates), on an annual basis no later than the date that is 30 days prior to the expiration date of the Letter of Credit then in effect. Failure to so extend the expiration date of the Letter of Credit through said Expiration Date in the foregoing manner shall constitute a default under this Lease, entitling Landlord, in addition to all other remedies, to draw down the Letter of Credit without notice to Tenant and to hold or apply the proceeds thereof as a Security Deposit under Article 35 of the Lease.

                                   ARTICLE 36

                                Entire Agreement

       This Lease, together with Riders One through Two and Exhibits A through C and the documents captioned Parking Agreement; Work Construction Agreement (WHICH COLLECTIVELY ARE HEREBY INCORPORATED WHERE REFERRED TO HEREIN AND MADE A PART HEREOF AS THOUGH FULLY SET FORTH), contains all the terms and provisions between Landlord and Tenant relating to the matters set forth herein and no prior or contemporaneous agreement or understanding pertaining to the same shall be of any force or effect, except any such contemporaneous agreement specifically referring to and modifying this Lease, signed by both parties. Without limitation as to the generality of the foregoing, Tenant hereby acknowledges and agrees that Landlord's leasing agents and field personnel are only authorized to show the Premises and negotiate terms and conditions for leases subject to Landlord's final approval, and are not authorized to make any agreements, representations, understandings or obligations, binding upon Landlord, respecting the condition of the Premises or Property, suitability of the same for Tenant's business, or any other matter, and no such agreements, representations, understandings or obligations not expressly contained herein or in such contemporaneous agreement shall be of any force or effect. Neither this Lease, nor any Riders or Exhibits referred to above may be modified, except in writing signed by both parties.

WITNESSES; ATTESTATION
(Two for each signatory
required if Property is
in Florida or Ohio):

_____________________________        LANDLORD: JMB Group Trust III
                                              ----------------------------------
                                               a trust

_____________________________           BY:  JMB Properties Company, Agent
                                             an Illinois general partnership

                                             By:  /s/  [Signature Illegible]
                                                --------------------------------
                                                   Executive Vice President

_____________________________        TENANT:  Partners Holdings, Inc.
                                            ------------------------------------

                                        BY:   /s/ R. Bruce Callahan
                                           -------------------------------------

                                     NAME TYPED:  R. Bruce Callahan
                                                --------------------------------

                                     TITLE: Chairman

                                   CERTIFICATE

                          (If Tenant is a Corporation)

I, Susan O. Curran, Secretary of Partners Holdings, Inc., Tenant, hereby certify that the officer(s) executing the foregoing Lease on behalf of Tenant was/were duly authorized to act in his/their capacities as Chairman and his/their action(s) are the action of Tenant.

(Corporate Seal)                                  /s/ Susan O. Curran
                                             --------------------------------
                                                       Secretary

                                    RIDER ONE

                                      RULES

       (1) On Saturdays, Sundays and Holidays, and on other days between the hours of 6:00 P.M. and 8:00 A.M. the following day, or such other hours as Landlord shall determine from time to time, access to the Property and/or to the passageways, entrances, exits, shipping areas, halls, corridors, elevators or stairways and other areas in the Property may be restricted and access gained by use of a key to the outside doors of the Property, or pursuant to such security procedures Landlord may from time to time impose. All such areas, and all roofs, are not for use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Property and its tenants provided, however, that nothing herein contained shall be construed to prevent such access to persons with whom Tenant deals in the normal course of Tenant's business unless such persons are engaged in activities which are illegal or violate these Rules. No Tenant and no employee or invitee of Tenant shall enter into areas reserved for the exclusive use of Landlord, its employees or invitees. Tenant shall keep doors to corridors and lobbies closed except when persons are entering or leaving.

       (2) Tenant shall not paint, display, inscribe, maintain or affix any sign, placard, picture, advertisement, name, notice, lettering or direction on any part of the outside or inside of the Property, or on any part of the inside of the Premises which can be seen from the outside of the Premises, without the prior consent of Landlord, and then only such name or names or matter and in such color, size, style, character and material as may be first approved by landlord in writing. Landlord shall prescribe the suite number and identification sign for the Premises (which shall be prepared and installed by Landlord at Tenant's expense). Landlord reserves the right to remove at Tenant's expense all matter not so installed or approved without notice to Tenant.

       (3) Tenant shall not in any manner use the name of the Property for any purpose other than that of the business address of the Tenant, or use any picture or likeness of the Property, in any letterheads, envelopes, circulars, notices, advertisements, containers or wrapping material without Landlord's express consent in writing.

       (4) Tenant shall not place anything or allow anything to be placed in the Premises near the glass of any door, partition, wall or window which may be unsightly from outside the Premises, and Tenant shall not place or permit to be placed any article of any kind on any window ledge or on the exterior walls. Blinds, shades, awnings or other forms of inside or outside window ventilators or similar devices, shall not be placed in or about the outside windows in the Premises except to the extent, if any, that the character, shape, color, material and make thereof is first approved by the Landlord.

       (5) Furniture, freight and other large or heavy articles, and all other deliveries may be brought into the Property only at times and in the manner designated by Landlord, and always at the Tenant's sole responsibility and risk. Landlord may impose reasonable charges for use of freight elevators after or before normal business hours. All damage done to the Property by moving or maintaining such furniture, freight or articles shall be repaired by Landlord at Tenant's expense. Landlord may inspect items brought into the Property or Premises with respect to weight or dangerous nature. Landlord may require that all furniture, equipment, cartons and similar articles removed from the Premises or the Property be listed and a removal permit therefor first be obtained from Landlord. Tenant shall not take or permit to be taken in or out of other entrances or elevators of the Property, any item normally taken, or which Landlord otherwise reasonably requires to be taken, in or out through service doors or on freight elevators. Tenant shall not allow anything to remain in or obstruct in any way, any lobby, corridor, sidewalk, passageway, entrance, exit, hall, stairway, shipping area, or other such area.

Tenant shall move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all such items and waste (other than waste customarily removed by Property employees) that are at any time being taken from the Premises directly to the areas designated for disposal. Any hand-carts used at the Property shall have rubber wheels.

       (6) Tenant shall not overload any floor or part thereof in the Premises, or Property, including any public corridors or elevators therein bringing in or removing any large or heavy articles, and Landlord may direct and control the location of safes and all other heavy articles and require supplementary supports at Tenant's expense of such material and dimensions as Landlord may deem necessary to properly distribute the weight.

       (7) Tenant shall not attach or permit to be attached additional locks or similar devices to any door or window, change existing locks or the mechanism thereof, or make or permit to be made any keys for any door other than those provided by Landlord. If more than two keys for one lock are desired. Landlord will provide them upon payment therefor by Tenant. Tenant, upon termination of its tenancy, shall deliver to the Landlord all keys of offices, rooms and toilet rooms which have been furnished Tenant or which the Tenant shall have had made, and in the event of loss of any keys so furnished shall pay Landlord therefor.

       (8) If Tenant desires signal, communication, alarm or other utility or similar service connections installed or changed, Tenant shall not install or change the same without the prior approval of Landlord, and then only under Landlord's direction at Tenant's expense. Tenant shall not install in the Premises any equipment which requires more electric current than Landlord is required to provide under this Lease, without landlord's prior approval, and Tenant shall ascertain from Landlord the maximum amount of load or demand for or use of electrical current which can safely be permitted in the Premises, taking into account the capacity of electric wiring in the Property and the Premises and the needs of tenants of the Property, and shall not in any event connect a greater load than such safe capacity.

       (9) Tenant shall not obtain for use upon the Premises ice, drinking water, towel, janitor and other similar services, except from Persons approved by the Landlord. Any Person engaged by Tenant to provide janitor or other services shall be subject to direction by the manager or security personnel of the Property.

       (10) The toilet rooms, urinals, wash bowls and other such apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this Rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.

       (11) The janitorial closets, utility closets, telephone closets, broom closets, electrical closets, storage closets, and other such closets, rooms and areas shall be used only for the purposes and in the manner designated by Landlord, and may not be used by tenants, or their contractors, agents, employees, or other parties without Landlord's prior written consent.

       (12) Landlord reserves the right to exclude or expel from the Property any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules. Tenant shall not at any time manufacture, sell, use or give away, any spirituous, fermented, intoxicating or alcoholic liquors on the Premises, nor permit any of the same to occur (except in connection with occasional social or business events conducted in the Premises which do not violate any Laws nor bother or annoy any other tenants). Tenant shall not at any time sell, purchase or give away, food in any form by or to any of Tenant's agents or employees or any other parties on the Premises, nor permit any of the same to occur (other than in lunch rooms or kitchens for employees as may be permitted or installed by Landlord, which does not violate any Laws or bother or annoy any other tenant).

       (13) Tenant shall not make any room-to-room canvass to solicit business or information or to distribute any article or material to or from other tenants or occupants of the Property and shall not exhibit, sell or offer to sell, use, rent or exchange any products or services in or from the Premises unless ordinarily embraced within the Tenant's use of the Premises specified in the Lease.

       (14) Tenant shall not waste electricity, water, heat or air conditioning or other utilities or services, and agrees to cooperate fully with Landlord to assure the most effective and energy efficient operation of the Property and shall not allow the adjustment (except by Landlord's authorized Property personnel) of any controls. Tenant shall keep corridor doors closed and shall not open any windows, except that if the air circulation shall not be in operation, windows which are openable may be opened with Landlord's consent. As a condition to claiming any deficiency in the air-conditioning or ventilation services provided by Landlord, Tenant shall close any blinds or drapes in the Premises to prevent or minimize direct sunlight.

       (15) Tenant shall conduct no auction, fire or "going out of business sale" or bankruptcy sale in or from the Premises, and such prohibition shall apply to Tenant's creditors.

       (16) Tenant shall cooperate and comply with any reasonable safety or security programs, including fire drills and air raid drills, and the appointment of "fire wardens" developed by Landlord for the Property, or required by Law. Before leaving the Premises unattended, Tenant shall close and securely lock all doors or other means of entry to the Premises and shut off all lights and water faucets in the Premises (except heat to the extent necessary to prevent the freezing or bursting of pipes).

       (17) Tenant will comply with all municipal, county, state, federal or other government laws, statutes, codes, regulations and other requirements, including without limitation, environmental, health, safety and police requirements and regulations respecting the Premises, now or hereinafter in force, at its sole cost, and will not use the Premises for any immoral purposes.

       (18) Tenant shall not (i) carry on any business, activity or service except those ordinarily embraced within the permitted use of the Premises specified in the Lease and more particularly, but without limiting the generality of the foregoing, shall not (ii) install or operate any internal combustion engine, boiler, machinery, refrigerating, heating or air conditioning equipment in or about the Premises, (iii) use the Premises for housing, lodging or sleeping purposes or for the washing of clothes, (iv) place any radio or television antennae other than inside of the Premises, (v) operate or permit to be operated any musical or sound producing instrument or device which may be heard outside the Premises, (vi) use any source of power other than electricity,
(vii) operate any electrical or other device from which may emanate electrical or other waves which may interfere with or impair radio, television, microwave, or other broadcasting or reception from or in the Property or elsewhere, (viii) bring or permit any bicycle or other vehicle, or dog (except in the company of a blind person or except where specifically permitted) or other animal or bird in the Property, (ix) make or permit objectionable noise or odor to emanate from the Premises, (x) do anything in or about the Premises tending to create or maintain a nuisance or do any act tending to injure the reputation of the Property, (xi) throw or permit to be thrown or dropped any article from any window or other opening in the Property, (xii) use or permit upon the Premises anything that will invalidate or increase the rate of insurance on any policies of insurance now or hereafter carried on the Property or violate the certificates of occupancy issued for the premises or the Property, (xiii) use the Premises for any purpose, or permit upon the Premises anything, that may be dangerous to persons or property (including but not limited to flammable oils, fluids, paints, chemicals, firearms or any explosive articles or materials) nor (xiv) do or permit anything to be done upon the Premises in any way tending to disturb any other tenant at the Property or the occupants of neighboring property.

     (19) If the Property shall now or hereafter contain a building garage, parking structure or other parking area or facility, the following Rules shall apply in such areas or facilities:

     (i) Parking shall be available in areas designated generally for tenant parking, for such daily or monthly charges as Landlord may establish from time to time, or as may be provided in any Parking Agreement attached hereto (which, when signed by both parties as provided therein, shall thereupon become effective). In all cases, parking for Tenant and its employees and visitors shall be on a "first come, first served." unassigned basis, with Landlord and other tenants at the Property, and their employees and visitors, and other Persons (as defined in Article 25 of the Lease) to whom Landlord shall grant the right or who shall otherwise have the right to use the same, all subject to these Rules, as the same may be amended or supplemented, and applied on a non-discriminatory basis, all as further described in Article 6 of the Lease. Notwithstanding the foregoing to the contrary, Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, handicapped individuals, and other tenants, visitors of tenants or other Persons, and Tenant and its employees and visitors shall not park in any such assigned or reserved spaces. Landlord may restrict or prohibit full size vans and other large vehicles.

     (ii) In case of any violation of these provisions, Landlord may refuse to permit the violator to park, and may remove the vehicle owned or driven by the violator from the Property without liability whatsoever, at such violator's risk and expense. Landlord reserves the right to close all or a portion of the parking areas or facilities in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the same, or if required by casualty, strike, condemnation, act of God, Law or governmental requirement, or any other reason beyond Landlord's reasonable control. In the event access is denied for any reason, any monthly parking charges shall be abated to the extent access is denied, as Tenant's sole recourse. Tenant acknowledges that such parking areas or facilities may be operated by an independent contractor not affiliated with Landlord, and Tenant acknowledges that in such event, Landlord shall have no liability for claims arising through acts or omissions of such independent contractor, if such contractor is reputable.

     (iii) Hours shall be 6 A.M. to 8 P.M., Monday through Friday, and 10:00 A.M. to 1:00 P.M. on Saturdays, or such other hours as may be reasonably established by Landlord or its parking operator from time to time; cars must be parked entirely within the stall lines, and only small cars may be parked in areas reserved for small cars; all directional signs and arrows must be observed; the speed limit shall be 5 miles per hour; spaces reserved for handicapped parking must be used only by vehicles properly designated; every parker is required to park and lock his own car; washing, waxing, cleaning or servicing of any vehicle is prohibited; parking spaces may be used only for parking automobiles; parking is prohibited in areas: (a) not striped or designated for parking, (b) aisles, (c) where "no parking" signs are posted, (d) on ramps, and (e) loading areas and other specially designated areas. Delivery trucks and vehicles shall use only those areas designated therefor.

                                                                  JMB 109 (2/89)
                                                            Office Rent Step-Ups

                                   RIDER Two

     Notwithstanding anything to the contrary contained in the Lease, the parties agree as follows. The term "Lease Year" herein means each twelve month period or portion thereof during the Term, commencing with the Commencement Date, without regard to calendar years.

A. Commencing with the third Lease Year, monthly Base Rent shall be increased to $7,965.33
B. Commencing with the fourth Lease Year, monthly Base Rent shall be increased to $8,089.79
C. Commencing with the fifth Lease Year, monthly Base Rent shall be increased to $8,214.25
D. Commencing with the _____ Lease Year, monthly Base Rent shall be increased to $________
E. Commencing with the _____ Lease Year, monthly Base Rent shall be increased to $________
F. Commencing with the _____ Lease Year, monthly Base Rent shall be increased to $________
G. Commencing with the _____ Lease Year, monthly Base Rent shall be increased to $________
H. Commencing with the _____ Lease Year, monthly Base Rent shall be increased to $________
I. Commencing with the _____ Lease Year, monthly Base Rent shall be increased to $________
J. Commencing with the _____ Lease Year, monthly Base Rent shall be increased to $________

                            LANDLORD:    JMB Group Trust III
                                      -----------------------------------------
                                         a trust

                                    By:  JMB Properties Company, Agent
                                         an Illinois general partnership

                                             /s/ [Signature Illegible]
                                         By: __________________________
                                                  Senior Vice President

                            TENANT:     Partners Holdings, Inc.
                                    --------------------------------------------

                                    By: /s/ R. Bruce Callahan
                                       -----------------------------------------

                                    EXHIBIT A

                                  [floor plan]

                                 GRAPHIC OMITTED


     Demised Premises consists of 5,974 square feet as cross-hatched above.

                                   EXHIBIT "B"
                                LAND DESCRIPTION

       FIELDNOTE DESCRIPTION of a tract or parcel of land containing 14.6199 acres situated in the Alexander Cones Surveys Numbers 506 and 507, Travis County, Texas; being all the right-of-way of Camp Craft Road Vacated and Quit-Claimed to William Curasich in Book 37, Page 410 of the Commissioner's Court Records of Travis County, Texas, and a portion of that 13.827 acre tract conveyed to William Curasich by deed recorded in Volume 7702, Page 153 of the Deed Records of Travis County, Texas; (excluding, however, from such 13.827 acre tract, a certain portion thereof as described in the next sentence). The excluded portion of the 13.827 acre tract is the 0.04 acres of land dedicated to the Public as recorded in Volume 7892, Page 199 of the said Deed Records, less the 1446 square feet tract out of said 0.04 acres conveyed to William Curasich in a quit-claim deed recorded in Volume 9318, Page 282 of the said Deed Records. The herein described tract is more particularly described by metes and bounds as follows:

       BEGINNING at a 1/2" iron rod found in the west right-of way line of State Highway Loop 360, being the most northerly corner of the said 13.827 acre tract and the most easterly corner of a 15.528 acre tract conveyed to Robert H. Allen by deed recorded in Volume 6574, Page 808 of the said Deed Records;

       THENCE, S 32(degrees) 20' 00" E, along the westerly right-of-way line of State Highway 360 and the easterly line of the 13.827 acre tract 345.98 feet to a 1/2" iron rod set;

       THENCE, S 36(degrees), 44' 47" E, continuing along the said common line between State Highway 360 and the said 13.827 acre tract, 199.46 feet to a punch mark set in concrete;

       THENCE, S 32(degrees) 19' 53" E, 1120.11 feet to a concrete monument found in the west right-of-way line of said State Highway Loop 360 at the most southerly corner of the 13.827 acre tract, being the southeast corner of the aforementioned Vacated `Camp Craft Road' right-of-way;

       THENCE, N 85(degrees) 14' 24" W, 113.28 feet to a concrete monument found at the southwest corner of the Vacated Camp Craft Road right-of-way in the northerly line of The Woods of Westlake Subdivision recorded in Book 78, Page 378, of the Plat Records of Travis County, Texas;

       THENCE, N 60(degrees) 57' 19" W, with the southerly line of Vacated Camp Craft Road and the northerly line of The Woods of Westlake Subdivision at 10.13 feet pass a 1/2" iron rod found at the common corner, of Lots 10 and 11, at
129.79 feet pass a 1/2" iron rod found for the common corner of Lots 9 and 10,
0.07 feet to the north, at 239.99 feet pass a 1/2" iron rod found for the common corner of Lots 8 and 9, 0.11 feet to the south, at 340.14 feet pass a 1/2" iron rod found for the common corner of Lots 7 and 8, 0.22 feet to the south, at
475.03 feet pass a 1/2" iron rod found for the common corner of Lots 6 and 7, ????? feet to the north, at 630.73 feet pass a 1/2" iron rod found on line for the corner of lots 1 and 6, at 740.97 feet pass a 1/2" iron rod set for the return on Lot 1, for a total distance of 752.51 feet to a 1/2" iron rod set on a curve to the left for the most westerly corner of the Vacated Camp Craft Road right-of-way;

       THENCE, with the said curve to the left having a radius of 40.00 feet, a central angle of 63(degrees) 00' 18", a chord of 41.80 feet (chord bears N 40(degrees) 00' 16" E) for an arc distance of 43.99 feet to an iron rod set at the most northerly corner of Vacated Camp Craft Road, being the most southerly corner of the said 0.04 acre tract and the 1,446 square feet tract;

       THENCE N, 61(degrees) 19' 49" W, along the southerly line of the 1,446 square feet tract and the northerly line of Camp Craft Road at 44.59 feet pass a 1/2" iron rod set at the corner of the said 0.04 acre tract for a total distance of 75.09 feet to a 1/2" iron rod set on a curve to the left at the most westerly corner of the said 1,446 square feet tract;

       THENCE with the said curve to the left having a radius of 40.00 feet, a central angle at 10(degrees) 34' 09", a chord of 12.91 feet (chord bears S 39(degrees) 33' 11" W) for an arc distance of 12.96 feet to a 1/4" iron rod found for the northeast corner of Lot 1, The Oehler Addition recorded to Volume 77, Page 286 of the Plat Records of Travis County, Texas;

       THENCE, N 60(degrees) 21' 39" W, along the westerly line of the 13.827 acre tract, 565.71 feet to a 5/8" iron rod found at the most northerly corner of Lot 1, The Oehler Addition being the most westerly corner of the 13.827 acre tract and a point in the easterly line of the said 15.528 acre tracts;

       THENCE, N 30(degrees) 38' 05" E, with the common line between the 15.528 acre tract and the 13.827 acre tract, for a distance of 797.30 feet to the PLACE OF BEGINNING, CONTAINING within these metes and bounds 14.6199 acres (636,845 square feet) of land area.

       This description was based on an actual survey on the ground under my direction.

           /s/ Jerry Fults                                8-85
--------------------------------------     -------------------------------------
 REGISTERED PUBLIC SURVEYOR NO. 1999                      DATE

                                                                     JMB Form of
                                                                Letter of Credit
                                                     for Tenant Security Deposit

                                    EXHIBIT C

JMB Properties Company
900 N. Michigan Avenue
Chicago, Illinois 60611

Attention: Director of Financial Control

                           Re:   Clean Irrevocable Letter of Credit
                                 No. ________________________

Gentlemen:

       We hereby establish our Clean Irrevocable Letter of Credit No. __________ in your favor for the account of _________________________________________
("Tenant") in the aggregate amount of__________________________________________
($______________________).

       You may draw upon such Letter of Credit at sight on or before __________________, 19___, or such annual anniversary thereof to which such date may be extended as provided herein. This Letter of Credit shall be automatically extended without amendment for ____________________ one year periods, unless at least thirty (30) days prior to the present or any future expiration date, we shall notify you by certified mail that we elect not to renew this Letter of Credit (such notice to be deemed given when received by you). Upon receipt of such notice, you may draw upon this Letter of Credit as provided herein.

       You may draw upon this Letter of Credit upon the presentation of your draft, executed by your President or any Vice President, accompanied by his/her written statement that you are entitled to draw down the same. We will honor the same without requiring anything further of any party or person and regardless of any contrary claims, demands or instruction. You may make partial drawings not to exceed in the aggregate the foregoing amount.

       This Letter of Credit is binding upon, and shall inure to the benefit of, the parties and their successors and assigns. This Letter of Credit sets forth our entire undertaking, and shall not be modified, amended or expanded by reference to any other document, instrument or agreement. Except to the extent expressly inconsistent herewith, this Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1983 revisions), International Chamber of Commerce Publication 400, and the Uniform Commercial Code, as adopted in the State in which this Bank is located, as the same may be revised from time to time. In the event of conflict between the Uniform Customs and Practice and the Uniform Commercial Code, the former shall govern and control.

                            (Name of Bank)


                            By: ____________________________________
                                         Vice President

                                                                 JMB 105B (2/89)
                                                                  Work Agreement
                                                            Landlord Performance
                                                           Improvement Allowance

                                 WORK AGREEMENT

         THIS AGREEMENT made as of the 19/th/ day of August, 1993, between JMB Group Trust III ("Landlord") and Partners Holdings, Inc. ("Tenant").

         Reference is made to the lease or tenant expansion agreement dated August 19, 1993 (the "Lease") for premises known as Suite(s) 600, Building Two (the "Premises"), located in the property known as Cielo Center (the "Property").

         The terms "Plans", "Work", "Space Plan", "Working Drawings", "Finish Selections" and "Landlord's Space Planner" are defined in Section XIV, below.

         I. Basic Terms.

         A. Space Planner: RTG Partners, Inc. (hereafter "Landlord's Space Planner")

         B. Date To Complete Planning: August 31, 1993 (including any Space Plan, Working Drawings and Finish Selections)

         C. Date To Substantially Complete Work: Commencement Date under the Lease.

         D. Improvement Allowance Provided by Landlord: $ 37,938

         E. Number of Space Plan Revisions (including revisions prior hereto) at Landlord's Cost: one

         F. Number of Working Drawing Revisions (including revisions prior hereto) at Landlord's Cost: one, provided, Landlord's cost for Working Drawings shall not exceed in the aggregate $ .65 per square foot of the Premises (including the cost of the initial set of Working Drawings and all revisions).

         II. Basic Agreement. On or before the "Date To Complete Planning" described above, Tenant shall: (a) provide Space Planner with all information concerning Tenant's requirements in order for Space Planner to prepare the Plans, and (b) arrange for Space Planner to prepare the Plans, and obtain Landlord's written approval thereof. However, Tenant shall not be responsible for delays caused by Landlord or Landlord's Space Planner, as further described in Section III, below.

         On or before the Commencement Date under the Lease, Landlord shall substantially complete the Work shown on the final approved Plans. However, Landlord shall not be responsible for delays caused by Tenant or Tenant's contractors, agents or employees and as further described in Section IV, below and in Article 4 of the Lease.

         Landlord shall bear the cost of the Plans (including any engineering reports, or other studies or tests in connection therewith, but excluding any furniture planning) up to the amounts specified above

(provided, such amounts shall be reduced by ten (10%) if Tenant does not use Landlord's Space Planner to prepare the Plans); Tenant shall bear any costs of the Plans over such amounts and all costs in connection with designing non-building standard items.

         Landlord shall bear the cost of the Work (including the cost of building permits and sales tax) up to the Improvement Allowance described above (if any), and Tenant shall bear any costs over such amounts.

         III. Delays In Planning. The Commencement Date under the Lease shall be postponed for each day that final Plans are not prepared and approved by the "Date to Complete Planning" described above, including any revisions reasonably required by Landlord pursuant to Section V and revisions by Tenant to reduce Tenant's Cost pursuant to Section IX (collectively called "Delays in Planning"). However, the commencement of Rent shall be postponed only to the extent that substantial completion of the Work is delayed beyond the Commencement Date as a result of one or more of the following events (collectively called "Landlord Delays"):

         (a) Landlord takes more than seven (7) working days to approve or disapprove the Plans or revisions thereof after receiving the same (or such longer time as may be reasonably required in order to obtain any engineering or HVAC report or due to other special or unusual features of the Work or Plans),

         (b) Landlord's Space Planner takes more than seven (7) working days to meet with Tenant after receiving a written request for a meeting, or takes more than seven (7) working days to prepare or revise the Plans after meeting with Tenant and receiving all information from Tenant required in order to do so (provided this provision shall apply only if Tenant uses "Landlord's Space Planner" as described in Section XIV below to prepare the Plans), or

         (c) Landlord takes more than thirty (30) working days to provide Tenant with cost estimates after receiving Plans sufficiently detailed for such purposes (provided this provision (c) shall only apply if Landlord elects to provide cost estimates under Section IX below).

         IV. Delays In Construction. The Commencement Date under the Lease shall be postponed for each day that Landlord fails to substantially complete Work thereby as a result of strikes, acts of God, shortages of materials or labor, governmental approvals or requirements, the various causes set forth below, or any other causes beyond Landlord's reasonable control. In such case, the commencement of Rent shall be similarly postponed, except to the extent that delays occur as a result of one or more of the following (collectively called "Tenant Delays"):

         (a) Delays in Planning as described above (except for Landlord Delays), or

         (b) Tenant's requests for changes to the Work or Change Orders under
Section VII, or otherwise,

         (c) Tenant's failure to furnish an amount equal to Landlord's reasonable estimate of Tenant's Cost (if any) within 10 days, as described in
Section IX (which shall give Landlord the absolute right to postpone the Work until such amount is furnished to Landlord),

         (d) any upgrades, special work or other non-building standard items, or items not customarily provided by Landlord to office tenants, to the extent that the same involve longer lead times, installation times, delays or difficulties in obtaining building permits, requirements for any governmental approval, permit or action beyond the issuance of normal building permits (as described in Section VI), or other delays not typically encountered in connection with Landlord's standard office improvements,

         (e) the performance by Tenant or Tenant's contractors, agents or employees of any work at or about the Premises or Property, or

         (f) any act or omission of Tenant or Tenant's contractors, agents or employees, or any breach by the Tenant of any provisions contained in this Agreement or in the Lease, or any failure of Tenant to cooperate with Landlord or otherwise act in good faith in order to cause the Work to be designed and performed in a timely manner.

         V. Landlord's Approval of Plans. Landlord shall either approve any Plans or revisions submitted pursuant to this Agreement or disapprove the same with suggestions for making the same acceptable within the time required under
Section III. Landlord shall not unreasonably withhold approval, if the Plans provide for a customary office layout, with finishes and materials generally conforming to building standard finishes and materials currently being used by Landlord at the Property, are compatible with the Property's shell and core construction, and if no modifications will be required for the Property electrical, heating, air-conditioning, ventilation, plumbing, fire protection, life safety, or other systems or equipment, and will not require any structural modifications to the Property, whether required by heavy loads or otherwise. Landlord may request that Tenant approve Landlord's suggested changes in writing (such approval not be unreasonably withheld), or Landlord may arrange directly with Space Planner for revised Plans to be prepared incorporating such suggestions (in which case, Tenant shall sign or initial the revised Plans and/or Landlord's notice concerning the suggested changes, if requested by Landlord). Landlord's approval of the Plans shall not be deemed a warranty as to the adequacy or legality of the design, and Landlord hereby disclaims any responsibility or liability for the same.

         VI. Governmental Approval of Plans. Landlord shall apply for any normal building permits required for the Work which are issued pursuant to a local building code as a ministerial matter. If the Plans must be revised in order to obtain such building permits, Landlord shall promptly notify Tenant. In such case, Tenant shall promptly arrange for the Plans to be revised to satisfy the building permit requirements and shall submit the revised Plans to Landlord for approval as a Change Order under Section VII. Landlord shall have no obligation to apply for any zoning, parking or sign code amendments, approvals, permits or variances, or any other governmental approval, permit or action (except normal building permits as described above). If any such other matters are required, Tenant shall promptly seek to satisfy such requirements or revise the Plans to eliminate such requirements. Delays in substantially completing the Work by the Commencement Date as a result of requirements for building permits or other governmental approvals, permits or actions shall affect the Commencement Date and commencement of Rent to the extent provided in Section IV (except that any delays in obtaining normal building permits as a result of errors or omissions of Landlord's Space Planner in preparing the Plans shall postpone the commencement of Rent to the extent that substantial completion of the Work is delayed thereby beyond the Commencement Date, and Tenant shall not be obligated to bear the cost of Plan revisions to correct the same, notwithstanding anything to the contrary contained in this Agreement).

         VII. Changes After Plans Are Approved. If Tenant shall desire any changes, alterations, or additions to the final Plans after they have been approved by Landlord, Tenant shall submit a detailed written request or revised Plans (the "Change Order") to Landlord for approval. If reasonable and practicable and generally consistent with the Plans theretofor approved, Landlord shall not unreasonably withhold approval, but all costs in connection therewith, including without limitation construction costs, permit fees, and any additional plans, drawings and engineering reports or other studies or tests, or revisions of such existing items, shall be paid for by Tenant as a Tenant's Cost under Section IX.

         VIII. Unused Improvement Allowance If all or any portion of any Improvement Allowance shall not be used, Landlord shall be entitled to the savings and Tenant shall receive no credit therefor.

         IX. Tenant's Cost; Estimates (if Applicable). Any amounts that Tenant is required to pay under this Agreement shall be referred to as "Tenant's Cost" herein. Tenant's Cost shall accrue only after Improvement Allowance provided by Landlord is fully exhausted. Tenant's Cost shall be deemed additional "Rent" under the Lease.* Landlord may at any time reasonably estimate Tenant's Cost in advance, in which case, Tenant shall deposit such estimated amount with Landlord within 10 days after requested by Landlord. If such estimated amount exceeds the actual amount of Tenant's Cost, Tenant shall receive a refund of the difference, and if the actual amount shall exceed the estimated amount, Tenant shall pay the difference to Landlord within 10 days after requested by Landlord.

     In connection with submitting any claims to Landlord for approval, Tenant may request that Landlord obtain a written estimate from Landlord's contractor concerning Tenant's Cost. Landlord shall not have an obligation to obtain such estimates. However, if Landlord elects to obtain such estimates, and if any such estimates are unacceptable to Tenant, Tenant may eliminate or substitute items in order to reduce the estimated Tenant's Cost in connection with preparing a revised version of the Plans.

         In connection with submitting any cost estimates to Tenant under this Section, Landlord may request Tenant's written approval of such estimates. Tenant shall not unreasonably withhold such approval, and shall approve or disapprove the same in writing within five (5) days after requested by Landlord. If Tenant reasonably disapproves any such estimate, Tenant shall meet with the Space Planner and eliminate or substitute items in order to reduce Tenant's Cost as described in the preceding paragraph.

         Any cost estimates based on a Space Plan or so-called "pricing plan" will be preliminary in nature, and may not be relied on by Tenant. However, Landlord agrees that any written estimate of Tenant's Cost based on the approved Working Drawings will not be exceeded by more than 10 percent (10%) except to the extent that: (a) Tenant thereafter makes changes in the Working Drawings or the Work, (b) new legal requirements become effective following preparation of the estimate, or (c) there are strikes, acts of God, shortages of materials or labor, or other causes beyond Landlord's reasonable control.

         X. Completion.

         A. Landlord shall be deemed to have "substantially completed" the Work for purposes hereof if Landlord has caused all of the Work to be completed substantially except for so-called "punchlist items," e.g. minor details of construction or decoration or mechanical adjustments which do not substantially interfere with Tenant's occupancy of the Premises, or Tenant's ability to complete any improvements to the Premises to be made by Tenant. If there is any dispute as to whether Landlord has substantially completed the Work, the good faith decision of Landlord's Space Planner shall be final and binding on the parties.

         B. If Landlord notifies Tenant in writing that the Work is substantially completed, and Tenant fails to object thereto in writing within seven (7) days thereafter specifying in reasonable detail the items of work needed to be performed in order for substantial completion, Tenant shall be deemed conclusively to have agreed that the Work is substantially completed, for purposes of commencing the Commencement Date and Rent under the Lease.

         C. Substantial completion shall not prejudice Tenant's rights to require full completion of any remaining items of Work. However, if Landlord notifies Tenant in writing that the Work is fully completed, and Tenant fails to object thereto in writing within fifteen (15) days thereafter specifying in

_________________________
* Tenant shall pay to Landlord at Tenant's execution and submission of this Lease the sum of $14,000. In addition, reasonable detail the items of work needed to be completed and the nature of work needed to complete said items, Tenant shall be deemed conclusively to have accepted the Work as fully completed (or such portions thereof as to which Tenant has not so objected).

         D. Landlord reserves the right to substitute comparable or better materials and items for those shown in the Plans, so long as they do not materially and adversely affect the appearance of the Premises.

         XI. Work Performed by Tenant. Landlord, at Landlord's discretion, may permit Tenant and Tenant's agents and contractors to enter the Premises prior to completion of the Work in order to make the Premises ready for Tenant's use and occupancy. If Landlord permits such entry prior to completion of the Work, then such permission is conditioned upon Tenant and Tenant's agents, contractors, workmen, mechanics, suppliers and invitees working in harmony and not interfering with Landlord and Landlord's contractors in doing the Work or with other tenants and occupants of the Building. If at any time such entry shall cause or threaten to cause such disharmony or interference, Landlord shall have the right to withdraw such permission upon twenty-four (24) hours oral or written notice to Tenant. Tenant agrees that any such entry into the Premises shall be deemed to be under all of the terms, covenants, conditions and provisions of the Lease (including, without limitation, all insurance requirements), except as to the covenant to pay Rent thereunder, and further agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any items of work constructed by Tenant or to other property of Tenant that may be placed in the Premises prior to completion of the Work, the same being at Tenant's sole risk.

         XII. Signage. Landlord shall cause signage of building standard material and design to be placed on or adjacent to the door of the Premises. The amount due from Tenant therefor shall be deemed "Rent" under the Lease. Tenant shall promptly advise Landlord in writing of the name or names Tenant wishes for said signage. The content of all signage shall be subject to Landlord's prior approval.

         XIII. Liability. The parties acknowledge that Landlord is not an architect or engineer, and that the Work will be designed and performed by independent architects, engineers and contractors. Accordingly, Landlord does not guarantee or warrant that the Plans will be free from errors or omissions, nor that the Work will be free from defects, and Landlord shall have no liability therefor, provided that such architects, engineers and contractors are licensed and reputable (except as provided in Section VI). In the event of such errors, omissions, or defects, Landlord shall cooperate in any action Tenant desires to bring against such parties.

         XIV. Certain Definitions.

         A. "Work" herein means the construction of the improvements shown on the final approved Plans, and any demolition, preparation or other work required in connection therewith, including without limitation, any work required to be performed outside the Premises in order to obtain building permits for the work to be performed within the Premises (if Landlord elects to perform such work outside the Premises).

         B. "Landlord's Space Planner" herein means the space planner (if any) regularly used by Landlord and with whom Landlord has a written contractual arrangement for space planning services at the Property.

         C. "Finish Selections" herein means the type and color of floor and wall-coverings, wall paint and any other finishes.

         D. "Plans" herein means, collectively, any Space Plan, Working Drawings, or other plans, drawings or specifications, and Finish Selections (and in the event of any inconsistency between any of the same, or revisions thereto, the latest dated item approved by Landlord shall control). The Plans shall be signed or initialled by Tenant, if requested by Landlord, and any Working Drawings shall include at least three (3) mylar sepias (or such other quantity as Landlord may reasonably require).

         E. "Space Plan" herein means a preliminary floor plan, generally showing demising walls, corridor doors, interior partition walls and interior doors. The term "Space Plan" for purposes of this Agreement shall also refer to any so-called "pricing plan", i.e. a more detailed Space Plan, drawn to scale, showing: (1) any special walls, glass partitions or corridor doors, (2) any restrooms, kitchens, computer rooms, file rooms and other special purpose rooms, and any sinks or other plumbing facilities, or other special facilities or equipment (3) communications system, indicating telephone and computer outlet locations, and (4) any other details or features reasonably required in order to obtain a preliminary cost estimate as described in Section IX, above, or otherwise reasonably requested by Landlord or Landlord's Space Planner.

         F. "Working Drawings" herein means fully dimensioned architectural construction drawings and specifications, and any required engineering drawings (including mechanical, electrical, plumbing, air-conditioning, ventilation and heating), and shall include any applicable items described above for the Space Plan, and if applicable: (1) electrical outlet locations, circuits and anticipated usage therefor, (2) reflected ceiling plan, including lighting, switching, and any special ceiling specifications, (3) duct locations for heating, ventilating and air-conditioning equipment, (4) details of all millwork, (5) dimensions of all equipment and cabinets to be built in, (6) furniture plan showing details of space occupancy, (7) keying schedule, (8) lighting arrangement, (9) location of print machines, equipment in lunch rooms, concentrated file and library loadings and any other equipment or systems (with brand names wherever possible) which require special consideration relative to air-conditioning, ventilation, electrical, plumbing, structural, fire protection, life-fire-safety system, or mechanical systems, (10) special heating, ventilating and air conditioning equipment and requirements, (11) weight and location of heavy equipment, and anticipated loads for special usage rooms, (12) demolition plan, (13) partition construction plan, (14) Finish Selections, and any other details or features reasonably required in order to obtain a more firm cost estimate as described in Section IX, above, or otherwise reasonably requested by Landlord or Landlord's Space Planner.

         XV. Taxes. Tenant shall pay prior to delinquency all taxes, charges or other governmental impositions (including without limitation, any real estate taxes or assessments, sales tax or value added tax) assessed against or levied upon Tenant's fixtures, furnishings, equipment and personal property located in the Premises and the Work to the Premises under this Agreement. Whenever possible, Tenant shall cause all such items to be assessed and billed separately from the property of Landlord. In the event any such items shall be assessed and billed with the property of Landlord, Tenant shall pay its share of such taxes, charges or other governmental impositions to Landlord within thirty (30) days after Landlord delivers a statement and a copy of the assessment or other documentation showing the amount of such impositions applicable to Tenant.

         XVI. Incorporation Into Lease; Default. THE PARTIES AGREE THAT THE PROVISIONS OF THIS WORK AGREEMENT ARE HEREBY INCORPORATED BY THIS REFERENCE INTO THE LEASE FULLY AS THOUGH SET FORTH THEREIN. In the event of any express inconsistencies between the Lease and this Work Agreement, the latter shall govern and control. Any default by a party hereunder shall constitute a default by that party under the Lease and said party shall be subject to the remedies and other provisions applicable thereto under the Lease.

                         LANDLORD:       JMB Group Trust III
                                  -----------------------------------------
                                         a trust

                                  By:    JMB Properties Company, Agent
                                         an Illinois general partnership

                                         By: /s/ [Signature Illegible]
                                            _______________________________
                                                 Senior Vice President


                         TENANT:         Partners Holdings, Inc.

                                  By:     /s/ R. Bruce Callahan
                                         ----------------------------------

                                                                  JMB 106 (2/89)
                                                               Parking Agreement

                                PARKING AGREEMENT

     THIS AGREEMENT made as of the 19/th/ day of August, 1992, between JMB Group Trust III ("Landlord") and Partners Holdings, Inc. ("Tenant").

     1. The parties hereby acknowledge that they have heretofore entered, or are contemporaneously herewith entering, a certain lease dated August 19, 1993 (the "Lease") for premises known as Suite(s) 600, Building Two (the "Premises") located in the property known as Cielo Center (the "Property"). In the event of any conflict between the Lease and this Agreement, the latter shall control.

     2. Landlord hereby grants to Tenant and persons designated by Tenant a license to use 12* parking spaces in the Property Garage, and 12 parking spaces in the Surface Lot (collectively referred to herein as the "Garage"). The Term of such license shall commence on the Commencement Date under the Lease and shall continue until the earlier to occur of the Expiration Date under the Lease, or termination of the Lease or Tenant's abandonment of the Premises thereunder. During the Term of this license, Tenant shall pay Landlord the monthly charges established from time to time by Landlord for parking in the Garage, payable in advance, with Tenant's payment of monthly Base Rent. The initial charge for such spaces in Parking Garage is $ 20.00, per space, per month, or a total monthly charge of $ 240.00, for all such spaces. No deductions from the monthly charge shall be made for days on which the Garage is not used by Tenant. However, Tenant may reduce the number of parking spaces hereunder, at any time, by providing at least thirty (30) days advance written notice to Landlord, accompanied by any key-card, sticker or other identification or entrance system provided by Landlord or its parking contractor; such cancellation shall be irrevocable. Tenant may, from time to time, request additional parking spaces, and if Landlord shall provide the same, such spaces shall be provided and used on a month-to-month basis, and otherwise on the foregoing terms and provisions, and such monthly parking charges as Landlord shall establish from time to time.

     3. Tenant shall at all times comply with all applicable ordinances, rules, regulations, codes, laws, statutes and requirements of all federal, state, county and municipal governmental bodies or their subdivisions respecting the use of the Garage. Landlord reserves the right to adopt, modify and enforce reasonable Rules governing the use of the Garage from time to time, including any key-card, sticker or other identification or entrance system, and hours of operation. The Rules set forth hereinafter are currently in effect. Landlord may refuse to permit any person who violates such Rules to park in the Garage, and any violation of the Rules shall subject the car to removal from the Garage.

     4. The parking spaces hereunder shall be provided on an unreserved "first-come, first-served" basis. Tenant acknowledges that Landlord has or may arrange for the Garage to be operated by an independent contractor, not affiliated with Landlord. In such event, Tenant acknowledges that Landlord shall have no liability for claims arising through acts or omissions of such independent contractor, if such contractor is reputable. Except for intentional acts or gross negligence, Landlord shall have no liability whatsoever for any damage to property or any other items located in the Garage, nor for any personal

________________
* Additional garage parking, if available, can be leased on a month-to-month basis at the initial rate of $20.00 per space per month.

injuries or death arising out of any matter relating to the Garage, and in all events, Tenant agrees to look first to its insurance carrier and to require that Tenant's employees look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the Garage. Tenant hereby waives on behalf of its insurance carriers all rights of subrogation against Landlord or Landlord's agents. Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, handicapped persons and for other tenants, guests of tenants or other parties, and Tenant and persons designated by Tenant hereunder shall not park in any such assigned or reserved spaces. Landlord also reserves the right to close all or any portion of the Garage in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the Garage, or if required by casualty, strike, condemnation, act of God, governmental law or requirement or other reason beyond Landlord's reasonable control. In such event, landlord shall refund any prepaid parking rent hereunder, prorated on a per diem basis. If, for any other reason, Tenant or persons properly designated by Tenant, shall be denied access to the Garage, and Tenant or such persons shall have complied with this Agreement and this Agreement shall be in effect, Landlord's liability shall be limited to such parking charges (excluding tickets for parking violations) incurred by Tenant or such persons in utilizing alternative parking, which amount Landlord shall pay upon presentation of documentation supporting Tenant's claims in connection therewith.

      5. If Tenant shall default under this Agreement, Landlord shall have the right to remove from the Garage any vehicles hereunder which shall have been involved or shall have been owned or driven by parties involved in causing such default, without liability therefor whatsoever. In addition, if Tenant shall default under this Agreement, Landlord shall have the right to cancel this Agreement on ten days' written notice, unless within such ten day period, Tenant cures such default. If Tenant defaults with respect to the same term or condition under this Agreement more than three times during any twelve month period, and Landlord notifies Tenant thereof promptly after each such default, the next default of such term or condition during the succeeding twelve month period, shall, at Landlord's election, constitute an incurable default. Such cancellation right shall be cumulative and in addition to any other rights or remedies available to Landlord at law or equity, or provided under the Lease (all of which rights and remedies under the Lease are hereby Incorporated herein, as though fully set forth). Any default by Tenant under the Lease shall be a default under this Agreement, and any default under this Agreement shall be a default under the Lease.

                                      RULES

     (i) Garage hours shall be 6 A.M. to 8 P.M. or such other hours as Landlord shall determine from time to time.

     (ii) Cars must be parked entirely within the stall lines painted on the floor, and only small cars may be parked in areas reserved for small cars.

     (iii) All directional signs and arrows must be observed.

     (iv)  The speed limit shall be 5 miles per hour.

     (v) Spaces reserved for handicapped parking must be used only by vehicles properly designated.

     (vi) Parking is prohibited in all areas not expressly designated for parking, including without limitation:

           (a) areas not striped for parking

               (b) aisles

               (c) where "no parking" signs are posted

               (d) ramps

               (e) loading zones

     (vii) Parking stickers, key cards or any other devices or forms of identification or entry supplied by Landlord shall remain the property of Landlord. Such devices must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void.

     (viii) Monthly fees shall be payable in advance prior to the first day of each month. Failure to do so will automatically cancel parking privileges and a charge at the prevailing daily parking rate will be due. No deductions or allowances from the monthly rate will be made for days on which the Garage is not used by Tenant or its designees.

     (ix) Garage managers or attendants are not authorized to make or allow any exceptions to these Rules.

     (x)    Every parker is required to park and lock his own car.

     (xi) Loss or theft of parking identification, key cards or other such devices must be reported to Landlord or any garage manager immediately. Any parking devices reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen devices found by Tenant or its employees must be reported to the office of the garage immediately.

     (xii) Washing, waxing, cleaning or servicing of any vehicle by the customer and/or his agents is prohibited. Parking spaces may be used only for parking automobiles.

     (xiii) By signing this Parking Agreement, Tenant agrees to acquaint all persons to whom Tenant assigns parking space of these Rules.

                                 LANDLORD:  JMB Group Trust III
                                           -------------------------------------
                                            a trust

                                       By:  JMB Properties Company, Agent
                                            an Illinois general partnership

                                                /s/ [Signature Illegible]
                                            By: ________________________________
                                                  Executive Vice President

TENANT:  Partners Holdings, Inc.

_____________________________________

BY: /s/ R. Bruce Callahan
-------------------------------------

                                    GUARANTY

     In order to induce Landlord to execute the foregoing lease, and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties (collectively, jointly and severally referred to as the "undersigned") do hereby absolutely and unconditionally, jointly and severally, guarantee to Landlord, its successors and assigns, the full performance and observance of all the covenants, conditions, and agreements provided to be performed and observed by Tenant in said lease, including, without limitation, the prompt payment of the Rent and all other amounts provided in said lease to be paid by Tenant, and all obligations of Tenant under any parking agreement, storage agreement, work agreement or other agreement between the parties now or hereafter entered in connection with said lease or the Premises or Property thereunder (collectively referred to herein as "lease").

     The undersigned hereby waives acceptance and notice of acceptance of this Guaranty, and notice of non-payment, non-performance or non-observance, and all other notices and all proof or demands. Further, the undersigned expressly agrees that its obligations hereunder shall in no way be terminated, affected or impaired by reason of the granting by Landlord of any indulgences to Tenant or by reason of the assertion against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of said lease or by the relief of the Tenant from any of the Tenant's obligations under said lease by operation of law or otherwise, including without limitation the rejection of the lease in a bankruptcy proceeding, the undersigned hereby waiving all suretyship defenses. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of the lease whether or not the undersigned shall have received any notice of or consented to such renewal, modification or extension. The undersigned further agrees that its liability hereunder shall be primary, and that in any right of action which shall accrue to the Landlord under the lease, the Landlord may, at its option, proceed against the undersigned and the Tenant, jointly or severally, and may proceed against the undersigned without having commenced any action against or having obtained any judgment against the Tenant. Landlord may proceed against any one or more Guarantors without proceeding against the others, and may release any Guarantor(s) or any security deposit, security interest or letter of credit without releasing the other Guarantors. It is agreed that the failure of the Landlord to insist in any one or more instances upon strict performance or observance of any of the terms, provisions, or covenants of the lease or this Guaranty or to exercise any right therein or herein contained shall not be construed or deemed to be a waiver or relinquishment for the future of such term, provision, covenant or right, but the same shall continue and remain in full force and effect. Receipt by the Landlord of Rent or other payments with knowledge of the breach of any provision of the lease shall not be deemed a waiver of such breach or of this Guaranty. No assignment or other transfer of the lease, or any interest therein, shall operate to extinguish or diminish the liability of the undersigned hereunder. If the laws applied by the jurisdiction in which this Guaranty is sought to be enforced require that the undersigned have any rights not set forth herein, in order for this Guaranty to be valid or enforceable, then such rights shall be deemed a part hereof, but only to the extent necessary to make this Guaranty valid and enforceable. If Landlord obtains a judgment against the undersigned by reason of a breach of this Guaranty, the undersigned shall pay all reasonable attorneys' fees and costs incurred in any collection or attempted collection of the obligations hereby guaranteed or in enforcing this Guaranty. This Guaranty shall be binding upon and inure to the benefit of the parties and their respective heirs, administrators, executors, successors and assigns.

     If the Property is located in a state in which "community property" laws are in effect, the undersigned has caused his (her) spouse to join in this Guaranty by signing below, and if no such spouse has signed, the undersigned hereby represents and warrants that he (she) is unmarried.

     IN WITNESS WHEREOF, this Guaranty is executed this 8th day of August, 1993.

Spouses:                                    Guarantors:

________________________________________    Investment Life Insurance Company
                                            ------------------------------------

________________________________________    BY: /s/ R. Bruce Callahan
                                            ------------------------------------

________________________________________    Partners Marketing Services, Inc.
                                            ------------------------------------

________________________________________    BY: /s/ R. Bruce Callahan
                                            ------------------------------------

                            FIRST AMENDMENT TO LEASE

                             (RENEWAL AND EXPANSION)

THIS AMENDMENT TO LEASE is made as of the 31/st/ day of January, 1997, by and between JMB Group Trust III ("Landlord") and Partners Holdings, Inc ("Tenant")

                                R E C I T A L S:

     A. Landlord and Tenant entered into a certain Lease (the "Lease") dated as of August 19, 1993, whereby Landlord leased to Tenant certain premises (the "Premises") and located on the Sixth (6th) floor of the certain building (the "Building") known as Cielo Center Building Two and located at 1250 Capital of Texas Highway South, Austin, Texas. The Premises contain approximately 5,974 rentable square feet.

     B. Landlord and Tenant desire to renew the term of the Lease for a period of three (3) years, and to adjust the rental rate and certain other provisions of the Lease with respect to such renewal term.

     C. Landlord and Tenant desire to amend the Lease to add certain expansion space to the Premises upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and in the Lease contained, it is hereby agreed as follows:

     1. DEFINED TERMS. Each capitalized term used as a defined term in this Amendment but not otherwise defined in this Amendment shall have the same meaning ascribed to such term in the Lease.

     2. RENEWAL OF TERM. The Term of the Lease is hereby renewed for one additional period (the "Renewal Term") of three (3) years. The expiration date is hereby changed from December 31, 1998 to December 31, 2001. All of the provisions of the Lease shall be applicable to the Renewal Term, except that effective as of the commencement date of the Renewal Term:

             (a) The Base Rent payable under the Lease for each year of the Renewal Term shall be as follows:

Period                     Annual Base Rent             Monthly Base Rent
------                     ----------------             -----------------
1/1/99-12/31/99              $119,480.00                   $ 9,956.67
1/1/00-12/31/00              $123,960.50                   $10,330.04
1/1/01-12/31/01              $128,441.00                   $10,703.42

     3. ADDITIONAL PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain premises (the "Additional Premises") consisting of approximately 1,254 square feet of rentable area located on the 6th floor of Building Two, as shown on Exhibit A attached hereto and known as Suite 620. The Lease is hereby amended to add the Additional Premises to the Premises as demised and defined in the Lease upon the same terms and provisions specified in the Lease, except that:

              (a) The Base Rent for the Additional Premises shall be as follows:

Period                     Annual Base Rent         Monthly Base Rent
------                     ----------------         -----------------
6/1/97-12/31/97               $20,377.50               $1,698.13
1/1/98-12/31/98               $20,691.00               $1,724.25 + 131.52 + 19x4
1/1/99-12/31/99               $25,080.00               $2,090.00
1/1/00-12/31/00               $26,020.50               $2,168.38
1/1/01-12/31/01               $26,961.00               $2,246.75


             (b) The lease term for the Additional Premises shall commence on June 1, 1997 and end on the last day of the Lease Term, December 31, 2001, unless sooner terminated as provided in the Lease.

             (c) The first installment of Base Rent for the Additional Premises shall be due and payable on the commencement date of the lease term for the Additional Premises, with subsequent installments of Base Rent applicable to the Additional Premises due on the first day of each month thereafter during the Lease Term.

             (d) Base Rent for the Additional Premises shall be subject to periodic adjustment pursuant to Article 3 of the Lease.

     4. DEFINITION OF BASE YEAR. Anything contained in the Lease to the contrary notwithstanding, Tenant's Prorata Share of Taxes and Operating Expenses, the Base Tax Year and the Base Expense Year for the Additional Premises, Tenant's Base Year for the period 6/1/97-12/31/98 shall mean calendar year 1994; for the period 1/1/99-12/31/01 shall mean calendar year 1998.

     5. SECURITY. The Letter of Credit in place for $8,214.25 will be extended to the new expiration date of December 31, 2001. The Guaranty by Investment Life and Partners Market Services will also be extended to the new expiration date of December 31, 2001.

     6. CONDITION OF THE ADDITIONAL PREMISES; IMPROVEMENT ALLOWANCE. No promises by Landlord to alter, remodel, improve, repair, redecorate or clean the Additional Premises, or any part thereof, have been made, and no representation respecting the condition of the Additional Premises or the Building or with respect to the suitability or fitness of either for any purpose, has been made to Tenant.

     7. BROKER. Tenant represents that except for Heitman Properties of Texas Ltd. ("Heitman") (whose commission, if any, shall be paid by Landlord pursuant to separate agreement), Tenant has not retained, contracted or otherwise dealt with any real estate broker, salesperson or finder in connection with this Amendment, and no such person initiated or participated in the negotiation of this Amendment. Tenant shall indemnify and hold Landlord and Heitman harmless from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation.

     8. CONFLICT. If any conflict exists between the terms or provisions of the Lease and the terms or provisions of this Amendment, the terms and provisions of this Amendment shall govern and control.

     9. EFFECT OF AMENDMENT. As amended by this Amendment, the Lease shall remain in full force and effect and is ratified by Landlord and Tenant. This Amendment contains the entire agreement of the parties with respect to the renewal term and the Additional Premises, and all preliminary negotiations with respect thereto are merged into and superseded by this Amendment.

     10. EXCULPATION OF LANDLORD AND HEITMAN. Notwithstanding anything to the contrary contained in this Lease or in any exhibits, Riders or addenda hereto attached (collectively the "Lease Documents"), it is expressly understood and agreed by and between the parties hereto that: (a) the recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease Documents or otherwise arising out of Tenant's use of the Premises or the Building (collectively, "Landlord's Lease Undertakings") shall extend only to Landlord's interest in the real estate of which the Premises demised under the Lease Documents are a part ("Landlord's Real Estate") and not to any other assets of Landlord or its beneficiaries; and
(b) except to the extent of Landlord's interest in Landlord's Real Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord's Lease Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, its beneficiaries, Heitman Capital Management Corporation, Heitman Properties Ltd., or Heitman Properties of Texas Ltd., Inc., or against any of their respective directors, officers, employees, agents, constituent partners, beneficiaries, trustees or representatives.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Lease to be duly executed and delivered as of the day and year first written above.

TENANT:

Partners Holdings Inc.

By:  R. Bruce Callahan
     ---------------------------------

Its:        CEO
     ---------------------------------


HEITMAN/JMB INSTITUTIONAL ADVISORS, an Illinois general partnership, agent

               By: HEITMAN CAPITAL MANAGEMENT CORPORATION, an
                   Illinois corporation, managing partner

                   By:  /s/  [Signature Illegible]
                        _____________________________________

                   Its: Vice President
                        _____________________________________


                    [EXHIBIT A - GRAPHIC OMITTED]

                            SECOND AMENDMENT TO LEASE
                                   (EXPANSION)

THIS AMENDMENT TO LEASE is made as of the 19th day of November 1997, by and between JMB Group Trust III ("Landlord") and Partners Holdings, Inc. (Tenant").

                                 R E C I T A L S

     A. Landlord and Tenant entered into a certain Lease (the "Lease") dated as of August 19, 1993, whereby Landlord leased to Tenant certain premises (the "Premises") located on the sixth (6th) floor of the certain building (the "Building") known as Cielo Center Building Two and located at 1250 Capital of Texas Highway South, Austin, Texas. A Renewal and Expansion Agreement was signed on January 31, 1997 bringing the Premises to a total of 7,228 rentable square feet.

     B. Landlord and Tenant desire to amend the Lease to add certain expansion space to the Premises upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and in the Lease contained, it is hereby agreed as follows:

     1. DEFINED TERMS. Each capitalized term used as a defined term in this Amendment but not otherwise defined in this Amendment shall have the same meaning ascribed to such term in the Lease.

     2. ADDITIONAL PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain premises (the "Additional Premises") consisting of approximately 1,922 square feet of rentable area located on the 6th floor of Building Two, as shown on Exhibit A attached hereto and known as Suite 630. The Lease is hereby amended to add the Additional Premises to the Premises as demised and defined in the Lease upon the same terms and provisions specified in the Lease, except that:

             (a) The Base Rent for the Additional Premises shall be as follows:

                                                                Monthly
                 Period                                         Base Rent

                 December 1, 1997 - July 31, 1998               $3,251.38
                 August 1, 1998 - July 31, 1999                 $3,371.78
                 August 1, 1999 - July 31, 2000                 $3,427.57
                 August 1, 2000 - December 31, 2001             $3,844.00

             (b) The lease term for the Additional Premises shall commence on December 1, 1997 and end on the last day of the Lease Term, December 31, 2001, unless sooner terminated as provided in the Lease.

             (c) The first installment of Base Rent for the Additional Premises shall be due and payable on the commencement date of the lease term for the Additional Premises, with subsequent installments of Base Rent applicable to the Additional Premises due on the first day of each month thereafter during the Lease Term.

             (d) The Base Rent for the Premises, excluding the Additional Premises, is not affected by this Amendment.

             (e) Tenant confirms that the additional premises are and will be used for general office use and for no other purpose whatsoever, and that no toxic or hazardous materials have been or will be stored, kept or used on the additional premises.

     3. SECURITY. The Letter of Credit in place for $8,214.25 will be extended to the new expiration date of December 31, 2001. The Guaranty by Investment Life and Partners Market Services will also be extended to the new expiration date of December 31, 2001.

     4. DEFINITION OF BASE YEAR. Anything contained in the Lease to the contrary notwithstanding, Tenant's Prorata Share of Taxes and Operating Expenses, the Base Tax Year and the Base Expense Year for the Additional Premises, Tenant's Base Year shall mean calendar year 1997.

     5. CONDITION OF THE ADDITIONAL PREMISES; IMPROVEMENT ALLOWANCE. No promises by Landlord to alter, remodel, improve, repair, redecorate or clean the Additional Premises, or any part thereof, have been made, and no representation respecting the condition of the Additional Premises or the Building or with respect to the suitability or fitness of either for any purpose, has been made to Tenant.

     6. CONTINGENCY. The Expansion Agreement is contingent upon receipt by Landlord of an executed Termination Agreement by existing Tenant on or before November 17, 1997.

     7. BROKER. Tenant represents that except for Heitman Properties of Texas Ltd. ("Heitman") (whose commission, if any, shall be paid by Landlord pursuant to separate agreement), Tenant has not retained, contracted or otherwise dealt with any real estate broker, salesperson or finder in connection with this Amendment, and no such person initiated or participated in the negotiation of this Amendment. Tenant shall indemnify and hold Landlord and Heitman harmless from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation.

     8. CONFLICT. If any conflict exists between the terms or provisions of the Lease and the terms or provisions of this Amendment, the terms and provisions of this Amendment shall govern and control with respect to the additional premises only.

     9. EFFECT OF AMENDMENT. As amended by this Amendment, the Lease shall remain in full force and effect and is ratified by Landlord and Tenant. This Amendment contains the entire agreement of the parties with respect to the Additional Premises, and all preliminary negotiations with respect thereto are merged into and superseded by this Amendment.

     10. EXCULPATION OF LANDLORD AND HEITMAN. Notwithstanding anything to the contrary contained in this Lease or in any exhibits, Riders or addenda hereto attached (collectively the "Lease Documents"), it is expressly understood and agreed by and between the parties hereto that: (a) the recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease Documents or otherwise arising out of Tenant's use of the Premises or the Building (collectively, "Landlord's Lease Undertakings") shall extend only to Landlord's interest in the real estate of which the Premises demised under the Lease Documents are a part ("Landlord's Real Estate") and not to any other assets of Landlord or its beneficiaries; and
(b) except to the extent of Landlord's interest in Landlord's Real Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord's Lease Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, its beneficiaries, Heitman Capital Management Corporation, Heitman Properties Ltd. or Heitman Properties of Texas Ltd., or against any of their respective directors, officers, employees, agents, constituent partners, beneficiaries, trustees or representatives.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Lease to be duly executed and delivered as of the day and year first written above.

TENANT:

Partners Holdings, Inc.

By:   /s/ Gary Fegley
     ----------------

Its:  Managing Partner
     -------------------------

LANDLORD:

JMB GROUP TRUST III, an Illinois Trust

             By: HEITNAN/JMB INSTITUTIONAL ADVISORS, an Illinois general partnership, agent

                 By:  HEITMAN CAPITAL MANAGEMENT CORPORATION, an
                      Illinois corporation managing partner

                 By:  /s/  [Signature Illegible]
                      -------------------------------

                 Its:   Vice President
                      -------------------------------

                                [GRAPHIC OMITTED]

Sixth Floor
--------------------------------------------------------------------------------
Building Two                                                    Cielo Center

Demised premises consists of 1,922 rentable square feet as cross-hatched above.

                            THIRD AMENDMENT TO LEASE
                                   (EXPANSION)

THIS AMENDMENT TO LEASE is made as of the 12th day of November, 1998, by and between Mack-Cali Texas Property, L.P., successor in interest to JMB Group Trust III ("Landlord") and Partners Holdings, Inc. ("Tenant").


                                 R E C I T A L S

        A. Landlord and Tenant entered into a certain Lease (the "Lease") dated as of August 19, 1993, whereby Landlord leased to Tenant certain premises (the "Premises") located on the sixth (6th) floor of the certain building (the "Building") known as Cielo Center Building Two and located at 1250 Capital of Texas Highway South, Austin, Texas. Renewal and Expansion Agreements were signed on January 31, 1997 and November 19, 1997 bringing the Premises to a total of 9,150 rentable square feet.

        B. Landlord and Tenant desire to amend the Lease to add certain expansion space to the Premises upon the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and in the Lease contained, it is hereby agreed as follows:

        1. DEFINED TERMS. Each capitalized term used as a defined term in this Amendment but not otherwise defined in this Amendment shall have the same meaning ascribed to such term in the Lease.

        2. ADDITIONAL PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain premises (the "Additional Premises") consisting of approximately 1,519 square feet of rentable area located on the 3/rd/ floor of Building Three, as shown on Exhibit A attached hereto and known as Suite 340. The Lease is hereby amended to add the Additional Premises to the Premises as demised and defined in the Lease upon the same terms and provisions specified in the Lease, except that:

            (a) The Base Rent for the Additional Premises shall be as follows:

                Period                                        Monthly Base Rent
                ------                                        -----------------
                December 1, 1998 - December 31, 1999               $3,164.58
                January 1, 2000 - December 31, 2000                $3,291.17

            (b) The lease term for the Additional Premises shall commence on December 1, 1998 and end on December 31, 2000, unless sooner terminated as provided in the Lease.

            (c) The first installment of Base Rent for the Additional Premises shall be due and payable on the commencement date of the lease term for the Additional Premises, with subsequent installments of Base Rent applicable to the Additional Premises due on the first day of each month thereafter during the Lease Term.

            (d) The Base Rent for the Premises, excluding the Additional Premises, is not affected by this Amendment.

            (e) Tenant confirms that the additional premises are and will be used for general office use and for no other purpose whatsoever, and that no toxic or hazardous materials have been or will be stored, kept or used on the leased premises.

        3. DEFINITION OF BASE YEAR. Anything contained in the Lease to the contrary notwithstanding, Tenant's Prorata Share of Taxes and Operating Expenses, the Base Tax Year and the Base Expense Year for the Additional Premises, Tenant's Base Year shall mean calendar year 1999.

        4. CONDITION OF THE ADDITIONAL PREMISES; IMPROVEMENT ALLOWANCE. No promises by Landlord to alter, remodel, improve, repair, redecorate or clean the Additional Premises, or any part thereof, have been made, and no representation respecting the condition of the Additional Premises or the Building or with respect to the suitability or fitness of either for any purpose, has been made to Tenant.

        5. CONTINGENCY. The Expansion Agreement is contingent upon receipt by Landlord of an executed Termination Agreement by existing Tenant on or before October 23, 1998.

        6. BROKER. Tenant represents that except for Mack-Cali Sub XVII, Inc. (whose commission, if any, shall be paid by Landlord pursuant to separate agreement), Tenant has not retained, contracted or otherwise dealt with any real estate broker, salesperson or finder in connection with this Amendment, and no such person initiated or participated in the negotiation of this Amendment. Tenant shall indemnify and hold Landlord and Mack-Cali harmless from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation.

        7. CONFLICT. If any conflict exists between the terms or provisions of the Lease and the terms or provisions of this Amendment, the terms and provisions of this Amendment shall govern and control with respect to the additional premises only.

        8. EFFECT OF AMENDMENT. As amended by this Amendment, the Lease shall remain in full force and effect and is ratified by Landlord and Tenant. This Amendment contains the entire agreement of the parties with respect to the Additional Premises, and all preliminary negotiations with respect thereto are merged into and superseded by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Lease to be duly executed and delivered as of the day and year first written above.

TENANT:

PARTNERS HOLDINGS, INC.

By:               /s/ Gary Fegley
         -----------------------------------

         Print Name:       Gary Fegley
                     -----------------------

         Its:     Senior Vice President
              ------------------------------

         Date:    10/23/98
              ------------------------------

OWNER:

MACK-CALI TEXAS PROPERTY L.P.,
a Texas limited partnership

By:      MACK-CALI SUB XVII, INC.,
         a Delaware corporation, General Partner

         By:         /s/ James L. Mertz, Jr.
               -----------------------------------

               Print Name:  James L. Mertz, Jr.
                           -----------------------

                  Its:     Vice President
                       ---------------------------

                  Date:    11/12/98
                        --------------------------

                                    EXHIBIT A

                                [GRAPHIC OMITTED]

Third Floor
--------------------------------------------------------------------------------
Building Three                                                  Cielo Center

Expansion space consists of 1,519 rentable square feet as cross-hatched above.

                            FOURTH AMENDMENT TO LEASE
                                   (EXPANSION)

THIS AMENDMENT TO LEASE is made as of the 12 day of November, 1998 by and between Mack-Cali Texas Property, L.P., successor in interest to JMB Group Trust III ("Landlord") and Partners Holdings, Inc. ("Tenant")

     A. Landlord and Tenant entered into a certain Lease (the "Lease") dated as of August 19, 1993, whereby Landlord leased to Tenant certain premises (the "Premises") located on the sixth (6th) floor of the certain building (the "Building") known as Cielo Center Building Two and located at 1250 Capital of Texas Highway South, Austin, Texas. Renewal and Expansion Agreements were signed on January 31, 1997 and November 19, 1997 bringing the Premises to a total of 9,150 rentable square feet.

     B. Landlord and Tenant desire to amend the Lease to add certain expansion space to the Premises upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and in the Lease contained, it is hereby agreed as follows:

     1. DEFINED TERMS. Each capitalized term used as a defined term in this Amendment but not otherwise defined in this Amendment shall have the same meaning ascribed to such term in the Lease.

     2. ADDITIONAL PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain premises (the "Additional Premises") consisting of approximately 65 square feet of rentable area located on the 6th floor of Building Two, as shown on Exhibit A attached hereto. The Lease is hereby amended to add the Additional Premises to the Premises as demised and defined in the Lease upon the same terms and provisions specified in the Lease, except that:

          (a) The Base Rent for the Additional Premises shall be as follows:

              Period                                      Monthly Base Rent

              December 1, 1998 - July 31, 1999                 $112.67
              August 1, 1999 - July 31, 2000                   $115.92
              August 1, 2000 - December 31, 2001               $130.00

          (b) The lease term for the Additional Premises shall commence on December 1, 1998 and end on the last day of the Lease Term, December 31, 2001, unless sooner terminated as provided in the Lease.

          (c) The first installment of Base Rent for the Additional Premises shall be due and payable on the commencement date of the lease term for the Additional Premises, with subsequent installments of Base Rent applicable to the Additional Premises due on the first day of each month thereafter during the Lease Term.

          (d) The Base Rent for the Premises, excluding the Additional Premises, is not affected by this Amendment.

          (e) Tenant confirms that the additional premises are and will be used for general office use and for no other purpose whatsoever, and that no toxic or hazardous materials have been or will be stored, kept or used on the leased premises.

     3. DEFINITION OF-BASE YEAR. Anything contained in the Lease to the contrary notwithstanding, Tenant's Prorata Share of Taxes and Operating Expenses, the Base Tax Year and the Base Expense Year for the Additional Premises, Tenant's Base Year shall mean calendar year 1997.

     4. CONDITION OF THE ADDITIONAL PREMISES; IMPROVEMENT ALLOWANCE. No promises by Landlord to alter, remodel, improve, repair, redecorate or clean the Additional Premises, or any part thereof, have been made, and no representation respecting the condition of the Additional Premises or the Building or with respect to the suitability or fitness of either for any purpose, has been made to Tenant.

     5. BROKER. Tenant represents that except for Mack-Cali Sub XVII, Inc. (whose commission, if any, shall be paid by Landlord pursuant to separate agreement), Tenant has not retained, contracted or otherwise dealt with any real estate broker, salesperson or finder in connection with this Amendment, and no such person initiated or participated in the negotiation of this Amendment. Tenant shall indemnify and hold Landlord and Mack-Cali harmless from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation.

     6. CONFLICT. If any conflict exists between the terms or provisions of the Lease and the terms or provisions of this Amendment, the terms and provisions of this Amendment shall govern and control with respect to the additional premises only.

     7. EFFECT OF AMENDMENT. As amended by this Amendment, the Lease shall remain in full force and effect and is ratified by Landlord and Tenant. This Amendment contains the entire agreement of the parties with respect to the Additional Premises, and all preliminary negotiations with respect thereto are merged into and superseded by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Lease to be duly executed and delivered as of the day and year first written above.

TENANT:

PARTNERS HOLDINGS INC.

By:                /s/ Gary Fegley
         ------------------------------------

         Print Name: Gary Fegley
                     ------------------------

         Its: Senior Vice President
              -------------------------------

         Date:           11/12/98
              -------------------------------

OWNER:

MACK-CALI TEXAS PROPERTY L.P.,
a Texas limited partnership

By:      MACK-CALI SUB XVII, INC.,
         a Delaware corporation, General Partner

         By:            /s/ James L. Mertz. Jr.
                  -----------------------------------

                  Print Name: James L. Mertz. Jr.
                              -----------------------

                  Its: Vice President
                       ------------------------------

                  Date:          11/12/98
                       ------------------------------

                                (Graphic Omitted)

                              FIFTH LEASE AMENDMENT

                                     STORAGE

THIS AGREEMENT made and entered as of the 12th day of May, 1999, by and between Partners Holdings, Inc. ("Tenant") and Mack-Cali Texas Property, L.P., successor in interest to JMB Group Trust III ("Landlord").

                              W I T N E S S E T H:

     A. Landlord or its predecessor in interest, and Tenant or its predecessor in interest, have heretofore entered into that certain lease dated August 19, 1993, for premises (the "Premises") as described as Suite 600, Building Two, in the property (the "Property") known as Cielo Center, located at 1250 Capital of Texas Highway South, Austin, Texas, Renewal and Expansion Agreements were signed on January 31, 1997, November 19, 1997, and November 12, 1998 bringing the Premises to a total of 10,734 rentable square feet. A Storage Lease was also signed on February 24, 1997 for storage space A-45.

     Tenant now wishes to store goods in an additional storage space in the Building and Lanlord is willing to lease to Tenant certain storage space, all in accordance with the rental, covenants and conditions set forth in the Storage Lease dated February 24, 1997.

     B. The parties mutually desire to amend the Lease, all on and subject to the terms and conditions hereof;

     NOW, THEREFORE, in consideration of the mutual terms and conditions herein contained, the parties hereby agree as follows:

     1. Amendment. The parties agree that the Lease shall be amended in accordance with the following terms and conditions:

        a. Demise of Storage Space. Lanlord does hereby lease to Tenant and Tenant hereby leases from Lanlord the storage space in the Building designated as Space No. A44 (hereinafter referred to as the "Storage Space").

        b. Terms. This Storage Lease shall commence on the 1st day of May, 1999, and end on the date on which the Lease terminates, which (unless sooner terminated) is December 31, 2001, unless this Storage Lease is sooner terminated by either party providing the other at least one (1) month's prior written notice.

        c. Rental Rate. The rental rate for Storage Space A-44 shall be $85 per month during the term hereof

     2. Whole Agreement. This Agreement sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. As amended herein, the Lease between the parties shall remain in full force and effect. In case of any inconsistency between the provisions of the Lease and this Agreement, the latter provisions shall govern and control.

     3. No Offer. This Agreement shall not be binding until executed and delivered by both parties.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

TENANT:

PARTNERS HOLDINGS, INC.

By:        /s/ Annemarie V. Long
        ---------------------------

         Print Name: Annemarie V. Long

         Its:   Senior Vice President

         Date:       4-28-99
               ------------------

OWNER:

By:      MACK-CALI SUB XVII, INC., a Delaware corporation, General Partner

By:        /s/ James L. Mertz, Jr.
        ----------------------------

         Print Name:  James L. Mertz, Jr.

         Its:   Vice President

         Date:       5-12-99
               -------------------

                            SIXTH AMENDMENT TO LEASE
                                   (EXPANSION)

THIS AMENDMENT TO LEASE is made as of the 13th day of July, 1999, by and between Mack-Cali Texas Property, L.P., successor in interest to JMB Group Trust III ("Landlord") and Partners Holdings, Inc. ("Tenant").

                                R E C I T A L S:

         A. Landlord and Tenant entered into a certain Lease (the "Lease") dated as of August 19, 1993, whereby Landlord leased to Tenant certain premises (the "Premises") located on the sixth (6th) floor of the certain building (the "Building") known as Cielo Center Building Two and located at 1250 Capital of Texas Highway South, Austin, Texas. Renewal and Expansion Agreements were signed on January 31, 1997, November 19, 1997, and November 12, 1998 bringing the Premises to a total of 9,215 rentable square feet. An additional Expansion Lease for Partners Holdings' subtenant was signed on November 12, 1998 for suite 3-340.

         B. Landlord and Tenant desire to amend the Lease to add certain expansion space to the Premises upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and in the Lease contained, it is hereby agreed as follows:

         1. DEFINED TERMS. Each capitalized term used as a defined term in this Amendment but not otherwise defined in this Amendment shall have the same meaning ascribed to such term in the Lease.

         2. ADDITIONAL PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain premises (the "Additional Premises") consisting of approximately 1,691 square feet of rentable area located on the 1st floor of Building Two, as shown on Exhibit A attached hereto and known as Suite 150. The Lease is hereby amended to add the Additional Premises to the Premises as demised and defined in the Lease upon the same terms and provisions specified in the Lease, except that:

              (a) The Base Rent for the Additional Premises shall be as follows:

                    Period                                     Monthly Base Rent
                    ------                                     -----------------
                    August 1, 1999 - December 31, 2000             $3,382.00

              (b) The lease term for the Additional Premises shall commence on August 1, 1999 and end on December 31, 2000, unless sooner terminated as provided in the Lease.

              (c) The first installment of Base Rent for the Additional Premises shall be due and payable on the commencement date of the lease term for the Additional Premises, with subsequent installments of Base Rent applicable to the Additional Premises due on the first day of each month thereafter during the Lease Term.

              (d) The Base Rent for the Premises, excluding the Additional Premises, is not affected by this Amendment.

              (e) Tenant con firms that the additional premises are and will be used for general office use and for no other purpose whatsoever, and that no toxic or hazardous materials have been or will be stored, kept or used on the leased premises.

         3. DEFINITION OF BASE YEAR. Anything contained in the Lease to the contrary notwithstanding, Tenant's Prorata Share of Taxes and Operating Expenses, the Base Tax Year and the Base Expense Year for the Additional Premises, Tenant's Base Year shall mean calendar year 1999.

         4. CONDITION OF THE ADDITIONAL PREMISES; IMPROVEMENT ALLOWANCE. No promises by Landlord to alter, remodel, improve, repair, redecorate or clean the Additional Premises, or any part thereof, have been made, and no representation respecting the condition of the Additional Premises or the Building or with respect to the suitability or fitness of either for any purpose, has been made to Tenant.

         5. CONTINGENCY. The Expansion Agreement is contingent upon receipt by Landlord of an executed Termination Agreement by existing Tenant on or before July 9. 1999.

         6. BROKER. Tenant represents that except for Mack-Cali Sub XVII, Inc. (whose commission, if any, shall be paid by Landlord pursuant to separate agreement), Tenant has not retained, contracted or otherwise dealt with any real estate broker, salesperson or finder in connection with this Amendment, and no such person initiated or participated in the negotiation of this Amendment. Tenant shall indemnify and hold Landlord and Mack-Cali harmless from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation.

         7. CONFLICT. If any conflict exists between the terms or provisions of the Lease and the terms or provisions of this Amendment, the terms and provisions of this Amendment shall govern and control with respect to the additional premises only.

         8. EFFECT OF AMENDMENT. As amended by this Amendment, the Lease shall remain in full force and effect and is ratified by Landlord and Tenant. This Amendment contains the entire agreement of the parties with respect to the Additional Premises, and all preliminary negotiations with respect thereto are merged into and superseded by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Lease to be duly executed and delivered as of the day and year first written above.

TENANT:

PARTNERS HOLDINGS, INC.

By:    /s/ Annemarie V. Long
       -----------------------------------------

       Print Name: Annemarie Long
                  ------------------------------
       Its: Executive Vice President
           -------------------------------------
       Date: 7/6/99
            ------------------------------------

OWNER:

MACK-CALI TEXAS PROPERTY L.P.,
a Texas limited partnership

By:    MACK-CALI SU , INC.,
       a Delaware corporation, General Partner

By:    /s/ James L. Mertz, Jr.
       -----------------------------------------

       Print Name: James L. Mertz, Jr.
                  ------------------------------
       Its: Vice President
           -------------------------------------
       Date: 7/13/99
            ------------------------------------

                                    EXHIBIT A



                                [GRAPHIC OMITTED]


First Floor
--------------------------------------------------------------------------------
Building Two                                                    Cielo Center

Expansion space consists of 1,691 rentable square feet as cross-hatched above.

                             SEVENTH LEASE AMENDMENT

                             (Renewal and Expansion)

THIS LEASE RENEWAL AGREEMENT ("Agreement"), is made as of the 13th day of July, 1999 by and between Mack-Cali Texas Property, L.P., successor in interest to JMB Group Trust III ("Landlord"), and Partners Holdings, Inc. ("Tenant").

                              W I T N E S S E T H:

     A. Landlord and Tenant entered into a certain Lease (the "Lease") dated as of August 19, 1993, whereby Landlord leased to Tenant certain premises (the "Premises") located on the sixth (6th) floor of the certain building (the "Building") known as Cielo Center Building Two and located at 1250 Capital of Texas Highway South, Austin, Texas. Renewal and Expansion Agreements were signed on January 31, 1997, November 19, 1997, and November 12, 1998 bringing the Premises to a total of 9,215 rentable square feet. An additional Expansion Lease for Partners Holdings' subtenant was signed on November 12, 1998 for suite 3-340.

     B. Landlord and Tenant desire to renew the term of the Lease for Suites 600, 620, and 630 consisting of 9,215 rentable square feet for the period of four (4) years, and to adjust the rental rate and certain other provisions of the Lease with respect to such renewal term.

     C. Landlord and Tenant desire to amend the Lease to add certain expansion space to the Premises upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and in the Lease contained, it is hereby agreed as follows:

     1. DEFINED TERMS. Each capitalized term used as a defined term in this Amendment but not otherwise defined in this Amendment shall have the same meaning ascribed to such term in the Lease.

     2. RENEWAL OF TERM. The Term of the Lease is hereby renewed for one additional period (the "Renewal Term") of four (4) years. The expiration date is hereby changed from December 31, 2001 to December, 31, 2005. All of the provisions of the Lease shall be applicable to the Renewal Term, except that effective as of the commencement date of the Renewal Term:

        (a) The Base Rent payable under the Lease for each year of the Renewal Term shall be as follows:

                          Period                     Monthly Base Rent

                     1/1/02 - 12/31/02                  $18,813.96
                     1/1/03 - 12/31/03                  $19,197.92
                     1/1/04 - 12/31/04                  $19,581.88
                     1/1/05 - 12/31/05                  $19,965.83

     3. ADDITIONAL PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain premises (the "Additional Premises") consisting of approximately 3,142 square feet of rentable area located on the 6th floor of Building Two, as shown on Exhibit A attached hereto and known as Suite 650. The Lease is hereby amended to add the Additional Premises to the Premises as demised and defined in the Lease upon the same terms and provisions specified in the Lease, except that:

        (a) The Base Rent for the Additional Premises shall be as follows:

                        Period                     Monthly Base Rent

                  12/l/00 - 12/31/01                   $6,284.00
                   1/1/02 - 12/31/02                   $6,414.92
                   1/1/03 - 12/31/03                   $6,545.83
                   1/1/04 - 12/31/04                   $6,676.75
                   1/1/05 - 12/31/05                   $6,807.67


        (b) The lease term for the Additional Premises shall commence on December 1, 2000 and end on the last day of the Lease Term, December 31, 2005, unless sooner terminated as provided in the Lease.

        (c) The first installment of Base Rent for the Additional Premises shall be due and payable on the commencement date of the lease term for the Additional Premises, with subsequent installments of Base Rent applicable to the Additional Premises due on the first day of each month thereafter during the Lease Term.

        (d) The Base Rent for the Additional Premises shall be subject to periodic adjustment pursuant to Article 3 of the Lease.

     4. DEFINITION OF BASIC YEAR. Anything contained in the Lease to the contrary notwithstanding, Tenant's Prorata Share of Taxes and Operating Expenses, the Base Tax Year and the Base Expense Year for the Additional Premises, Tenant's Base Year for the period 12/1/01 - 12/31/01 shall mean calendar year 1998; for the period 1/1/02 - 12/31/05 shall mean calendar year 2001. The Base Year for the Renewal Space for the period 1/1/02 - 12/31/05 shall mean calendar year 2001.

     5. SECURITY. The Letter of Credit in place for $8,214.25 will be extended to the new expiration date of December 31, 2005. The Guaranty by Investment Life and Partners Market Services will also be extended to the new expiration date of December 31, 2005.

     6. EXPIRATIONS. Three Cielo Center, Suite 340 and Two Cielo Center, Suite 150, which will expire on December 31, 2000, will not be renewed.

     7. CONDITION OF THE ADDITIONAL PREMISES; IMPROVE-MENT ALLOWANCE. No promises by Landlord to alter, remodel, improve, repair, redecorate or clean the Additional Premises, or any part thereof, have been made, and no representation respecting the condition of the Additional Premises or the Building or with respect to the suitability or fitness of either for any purpose, has been made to Tenant.

     8. BROKER. Tenant represents that except for Mack-Cali Sub XVII, Inc. (whose commission, if any, shall be paid by Landlord pursuant to separate agreement), Tenant has not retained, contracted or otherwise dealt with any real estate broker, salesperson or finder in connection with this Amendment, and no such person initiated or participated in the negotiation of this Amendment. Tenant shall indemnify and hold Landlord and Mack-Cali harmless from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation.

     9. CONFLICT. If any conflict exists between the terms or provisions of the Lease and the terms or provisions of this Amendment, the terms and provisions of this Amendment shall govern and control.

     10. EFFECT OF AMENDMENT. As amended by this Amendment, the Lease shall remain in full force and effect and is ratified by Landlord and Tenant. This Amendment contains the entire agreement of the parties with respect to the Additional Premises, and all preliminary negotiations with respect thereto are merged into and superseded by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Lease to be duly executed and delivered as of the day and year first written above.

TENANT:

Partners Holdings, Inc.

By:     /s/ Annemarie V. Long
      --------------------------------------

      Print Name:   Annemarie Long
                  --------------------------

      Its:    Executive Vice President
            --------------------------------
      Date:   7-6-99
            --------------------------------


OWNER:

MACK-CALI TEXAS PROPERTY, L.P.
a Texas limited partnership

By:   MACK-CALI SUB XVII, INC.
      a Delaware corporation, General Partner

By:     /s/ James L. Mertz, Jr.
      --------------------------------------

      Print Name:   James L. Mertz, Jr.
                  --------------------------

      Its:    Vice President
            --------------------------------
      Date:   7-13-99
            --------------------------------

                          [EXHIBIT A - GRAPHIC OMITTED]

Sixth Floor
--------------------------------------------------------------------------------
Building Two                                                   Cielo Center

Expansion space consists of 3,142 rentable square feet as cross-hatched above.

                             EIGHTH LEASE AMENDMENT
                       ROOFTOP TELECOMMUNICATIONS FACILITY
                                 ANTENNA SYSTEM

     THIS AGREEMENT made and entered as of the 18 day of October, 1999, by and between Partners Holdings. Inc. ("Tenant") and Mack-Cali Texas Property, L.P., successor in interest to JMB Group Trust III ("Landlord").

                                   WITNESSETH:

     A. Landlord or its predecessor in interest, and Tenant or its predecessor in interest, have heretofore entered into that certain lease dated August 19, 1993, for premises (the "Premises") as described as Suite 600, Building Two, initially containing approximately 5,974 square feet in the property (the "Property") known as Cielo Center, located at 1250 Capital of Texas Highway South, Austin, Texas 78746. Renewal and Expansion Agreements were signed on January 31, 1997, November 19, 1997 and November 12, 1998 bringing the Premises to a total of 9,125 rentable square feet. An Expansion Lease for Partners Holdings, Inc.'s subtenant was signed on November 12, 1998 for Suite 340, Building Three. Additional Expansion and Renewal Agreements were signed on July 13, 1999 bringing the Premises to a total of 15,567 rentable square feet.

        Tenant now wishes to install a satellite dish (or Antenna System) on the roof of Building Two.

     B. The parties mutually desire to amend the Lease, all on and subject to the terms and conditions hereof.

     NOW THEREFORE, in consideration of the mutual terms and conditions herein contained, the parties hereby agree as follows:

     1. Amendment. The parties agree that the Lease shall be amended in accordance with the following terms and conditions:

        (a) Premises and Duration. Landlord hereby grants to Tenant a Right, subject to the terms and conditions herein set forth, to use the roof ("Roof') of the building known as Cielo Center, Building Two, ("Building") located at 1250 Capital of Texas Highway South, Austin, Texas 78746 for the purposes described below. The term of the Right (the "Term") shall commence on October 1, 1999 ("Commencement Date") and terminate on December 31, 2005 ("Termination Date") unless terminated prior thereto as hereinafter provided, or by thirty
(30) day written notice by either Landlord or Tenant.

     2. The "Antenna System" consists of the specific equipment listed below and any other materials or equipment installed or used in connection with such equipment, including without limitation, any cables or signal lines, any transmitters, receivers, amplifiers, electrical power supplies, motors, or other electronic equipment, and any masts, supporting structures, guy wires, anchors, equipment shelters, or other structures:

                           See Exhibit A
        ----------------------------------------------------------------
        ________________________________________________________________
        ________________________________________________________________

     3. Until the expiration of the Term or earlier termination of the Lease, Tenant may install, maintain, repair, operate, and use the Antenna System in compliance with the provisions of this Amendment. The Antenna System may be used only in connection with business operations conducted by Tenant in the Premises. The Antenna System may not be used for common carrier telecommunications services or for private telecommunications services to anyone other than Tenant. The rights of Tenant under this Amendment are nonexclusive, and Landlord may permit other antenna systems and equipment on the Property.

     4. The "Monthly Antenna Charge," which is additional Rent for the use of space outside the Premises for the Antenna System, is One Hundred Dollars ($100.00) per month, payable in advance without demand or notice. The Monthly Antenna Charge must be paid each month at the same time the Monthly Rent Installment is due, and the failure to pay the Monthly Antenna Charge when due will have the same effect under the Lease as a failure to pay the Monthly Rent Installment.

     5. The Antenna System is to be installed by Tenant at Tenant's sole cost. Landlord must have received and approved the following before installation of the Antenna System may begin:

        (a) Complete plans and specifications for the Antenna System in scope and detail reasonably acceptable to Landlord. In general, the Antenna System must be compatible with, and must not pose a material risk of harm to, the structure of the Building or any of its mechanical, electrical, or plumbing systems, and must not detract from the appearance of the Building, Specifically:

            (i) The exact location of the Antenna System and its components must be acceptable to Landlord in its discretion.

            (ii) No penetrations of the roof of the Building by any part of the Antenna System will be permitted.

            (iii) Landlord may require Tenant to install separate metering of electrical power consumption for the Antenna System.

            (iv)  No Antenna System requiring marker lighting will be permitted.

            (v) Landlord may require visual screening of the Antenna System to meet the discretionary aesthetic requirements of Landlord.

        (b) Evidence that Tenant has all licenses and permits necessary for the installation, operation, and maintenance of the Antenna System, and that the Antenna System as installed will comply with all applicable Laws, including zoning and building Laws and Laws administered by the Federal Communications Commission and the Federal Aviation Administration.

        (c) A list of all contractors to he employed by Tenant in connection with installation of the Antenna System. All contractors must be acceptable to Landlord, must carry insurance with coverages and endorsements acceptable to Landlord (and provide satisfactory proof of such insurance to Landlord), and if required by Landlord, must be bonded. Landlord may require that interconnections with (or any permitted modifications to) the Building's mechanical, electrical, and plumbing systems and any structural installations on the roof of the Building be performed by a contractor designated by Landlord.

        (d) All consents and approvals required under the terms of any Mortgage.

        Tenant must pay Landlord on written demand the amount of all costs incurred in reviewing and approving materials submitted pursuant to this Paragraph (including costs for engineering or other consultants employed by Landlord) plus a Building standard charge to compensate Landlord for the additional administrative burden.

     6. If electrical power consumption for the Antenna System is separately metered, Tenant must pay Landlord from time to time on written demand (a) the cost of maintenance, replacement, and repair of the metering equipment plus a Building standard charge to compensate Landlord for the additional administrative burden, and (b) metered costs of electrical power consumed plus actual costs of accounting and billing therefor. Landlord has no duty to maintain or repair the Antenna System. All maintenance, replacement, and repair of the Antenna System must be carried out by Tenant at its cost in a good and workmanlike manner, using contractors approved by Landlord in writing, and in a manner sufficient to keep the Property and the Antenna System in as good a condition as when first installed, reasonable wear and tear excepted. So long as the Antenna System is located on the Property, Tenant must at its sole cost comply with all Laws applicable to the Antenna System and keep in force all licenses and permits for the Antenna System required by Law.

     7. Access by Tenant and its employees, agents, and contractors to portions of the Property outside the Premises for the installation, maintenance, repair, operation, and use of the Antenna System is subject to reasonable rules and requirements of Landlord, including any requirement that work on the Antenna System be performed at times and under the supervision of persons designated by Landlord. All of Tenant's contracts, purchase orders, or similar documents relating to any labor or materials to be furnished for the installation, maintenance, or repair of the Antenna System must state that Tenant is solely responsible for payment and that no lien may attach to the Property to secure any payment due. The provisions of Section 4.8 of the Lease apply to liens or claims for liens arising through Tenant or its contractors in connection with the installation, maintenance, or repair of the Antenna System.

     8. Notwithstanding anything to the contrary in the Lease, the Antenna System will remain Tenant's property. The Antenna System must be removed from the Property by Tenant on the expiration of the Term or earlier termination of this Lease without damage to the Property. If Tenant fails to do so, Landlord may remove, retain, store, or dispose of the Antenna System however Landlord chooses without liability of any kind to Tenant, repair any damage to the Property caused by removal thereof, and properly dispose of the Antenna System; and Tenant must pay to Landlord on written demand all costs and expenses incurred by Landlord in connection with the foregoing, plus a Building standard charge to compensate Landlord for the additional administrative burden.

     9. The commercial general liability insurance required to be carried by Tenant pursuant to the Lease must cover liability relating to the installation, maintenance, repair, operation, and use of the Antenna System, and Tenant must provide Landlord endorsements or other reasonable evidence of such coverage when requested by Landlord.

     10. Tenant will indemnify, defend, and hold Landlord and its officers, employees, agents, directors, shareholders, and partners harmless against any loss, liability, damage, fine or other governmental penalty, cost, or expense (including reasonable attorneys' fees and costs of litigation), or any claim therefore, resulting to any extent from the installation, maintenance, repair, operation, or use of the Antenna System by Tenant or its employees, agents, or contractors, including without limitation: (a) noncompliance with or violation of any applicable Law; (b) injury to persons or loss or damage to property to the extent caused by any negligent or wrongful act or omission of Tenant or its employees, agents, and contractors.

     11. Tenant bears all risks (a) of loss or damage to the Antenna System however caused, including negligence of Landlord or its employees, agents, and or contractors, (b) of the availability or issuance of any licenses or permits required by Law to install, maintain, or operate the Antenna System, or (c) relating to the proper functioning of the Antenna System, including risks of radio frequency interference or line-of-sight obstruction by present of future sources wherever located (other than from antenna systems and equipment of parties other than Tenant that are first installed on the Property after the date of this Lease). The installation and continued proper functioning of the Antenna System is not a condition to Tenant's obligations under the Lease.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

TENANT:

PARTNERS HOLDINGS INC.

By:    /s/ Annemarie V. Long
     --------------------------------------

     Print Name:   Annemarie V. Long
                 --------------------------

     Its:          Sr. Vice President
                 --------------------------

     Date:         10-7-99
                 --------------------------

OWNER:

MACK-CALI TEXAS PROPERTY, L.P. a Texas limited partnership

By:  MACK-CALI SUB XVII, INC. a Delaware corporation, General Partner

By:    /s/ James L. Mertz, Jr.
     --------------------------------------

     Print Name:   James L. Mertz, Jr.
                 --------------------------

     Its:          Vice President
                 --------------------------

     Date:         10-18-99
                 --------------------------

                                    EXHIBIT A

TENANT:   Partners Financial
        ------------------------------------------------------------------------

ADDRESS:   Bldg. 2, Suite 600
         -----------------------------------------------------------------------

PHONE NO.:   512-329-5761
           ---------------------------------------------------------------------

TYPE OF SERVICE:   Direct TV                CALL SIGNS:   N/A
                 --------------------------             ------------------------

TRANSMISSION LINE(S):   RG6                 FLOOR FOOTPRINT:   3'x 3'
                      ---------------------                  -------------------

MODEL AND SERIAL NUMBERS:   N/A
                          ------------------------------------------------------

FCC TYPE ACCEPTANCE/TX:    N/A
                         -------------------------------------------------------
FEE TYPE ACCEPTANCE/RX:    N/A
                         -------------------------------------------------------

TRANSMITTER FREQUENCY:    N/A
                        --------------------------------------------------------

TYPE OF MODULATION OR OTHER EMISSION:   N/A
                                      ------------------------------------------

RECEIVER FREQUENCY:   2050 MHZ
                    ------------------------------------------------------------

RECEIVER I.F. FREQUENCY:
                         -------------------------------------------------------

POWER OUTPUT RATING:   18V 850 MA
                     -----------------------------------------------------------

CLASS OF PA OPERATION (final amplifier):   N/A
                                         ---------------------------------------

TYPE OF ANTENNA (Model # & Size):   D.5.5. 18"
                                  ----------------------------------------------

TYPE OF DUPLEXER:   N/A
                  --------------------------------------------------------------

TYPE OF ISOLATOR (if any):   N/A
                           -----------------------------------------------------

TYPE OF SECOND HARMONIC FILTER (if any):   N/A
                                         ---------------------------------------

PERSON OR SERVICE COMPANY RESPONSIBLE FOR MAINTENANCE:
                                                      --------------------------

            NAME:  Digital Express
                  --------------------------------------
            ADDRESS:  443 Hermine, San Antonio, TX 75212
                     -----------------------------------
            PHONE #:  210-553-5211
                     -----------------------------------

APPROXIMATE COMMENCEMENT DATE:  Oct. 1, 1999
                               -------------

It is specifically understood that Equipment to be installed under this Lease Agreement is limited to that which is designated above.

                                                                         _____
                                                                         Initial

                                                                         _____
                                                                         Initial

                              NINTH LEASE AMENDMENT
                         SHORT-TERM OCCUPANCY AGREEMENT

THIS AGREEMENT made and entered as of the 14th day of April, 2000, by and between Partners Holdings. Inc. ("Tenant") and Mack-Cali Texas Property, L.P., successor in interest to JMB Group Trust III ("Landlord").

                              W I T N E S S E T H:

     A. Landlord or its predecessor in interest, and Tenant or its predecessor in interest, have heretofore entered into that certain lease dated August 19, 1993, for premises (the "Premises") as described as Suite 600, Building Two, initially containing approximately 5,974 square feet in the property (the "Property") known as Cielo Center, located at 1250 Capital of Texas Highway South, Austin, Texas 78746. Renewal and Expansion Agreements were signed on January 31, 1997, November 19, 1997 and November 12, 1998 bringing the Premises to a total of 9,125 rentable square feet. An Expansion Lease for Partners Holdings, Inc.'s subtenant was signed on November 12, 1998 for Suite 340, Building Three. Additional Expansion and Renewal Agreements were signed on July 13, 1999 bringing the Premises to a total of 15,567 rentable square feet.

     B. Landlord and Tenant desire to amend the Lease to add certain short-term expansion space to the Premises upon the terms and conditions hereinafter set forth.

        1. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain premises (the "Short-Term Premises") consisting of approximately 1,439 square feet of rentable area located on the first (1/st/) floor of Building Two, as shown on Exhibit A attached hereto and known as Suite
125. The Lease is hereby amended to add the Short-Term Premises to the Premises as demised and defined in the Lease upon the same terms and provisions specified in the Lease, except that:

           a. The term of Tenant's use and occupancy of the Premises shall commence on April 1, 2000 and, if not earlier terminated, shall terminate on December 31, 2000. Notwithstanding the foregoing, Landlord or Tenant may terminate this agreement at any time, for any reason or not reason, upon not less than thirty (30) days prior written notice to Landlord or Tenant.

           b. As consideration for Landlord's leasing the Premises to Tenant, Tenant shall pay, in advance, on the first (1/st/) day of each and every calendar month during the term of this agreement, the sum of $3,237.75 as rental for Tenant's use and occupancy of the Premises. If the first or last day of this agreement is not the first or last day of a calendar month, respectively, the rental for such month set forth above shall be prorated, as applicable.

        2. CONDITION OF THE ADDITIONAL PREMISES; IMPROVEMENT ALLOWANCE. No promises by Landlord to alter, remodel, improve, repair, redecorate or clean the Additional Premises, or any part thereof, have been made, and no representation respecting the condition of the Additional Premises or the Building or with respect to the suitability or fitness of either for any purpose, has been made to Tenant.

        3. NO SMOKING CLAUSE. A No Smoking Policy is in effect in the Building. Smoking is prohibited in all areas of the Building, including the common areas, restrooms, lobbies, elevators, and the Leased Premises. Tenant agrees that Tenant and Tenant's employees, agents, and invitees will not smoke in the Building. Tenant acknowledges that there are existing tenants in the Building that are not contractually prohibited from smoking in their leased premises at the present time.

Where possible, Landlord will incorporate this No Smoking Policy into all lease renewals and new leases from and after the date of this Lease.

        4. BROKER. Tenant represents that except for Mack-Cali Sub XVII, Inc. (whose commission, if any, shall be paid by Landlord pursuant to separate agreement), Tenant has not retained, contracted or otherwise dealt with any real estate broker, salesperson or finder in connection with this Amendment, and no such person initiated or participated in the negotiation of this Amendment. Tenant shall indemnify and hold Landlord and Mack-Cali harmless from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation.

        5. CONFLICT. If any conflict exists between the terms or provisions of the Lease and the terms or provisions of this Amendment, the terms and provisions of this Amendment shall govern and control.

        6. EFFECT OF AMENDMENT. As amended by this Amendment, the Lease shall remain in full force and effect and is ratified by Landlord and Tenant. This Amendment contains the entire agreement of the parties with respect to the Additional Premises, and all preliminary negotiations with respect thereto are merged into and superseded by this Amendment.

        IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

TENANT:

PARTNERS HOLDINGS, INC.

By:      /s/  Annemarie V. Long
         --------------------------------------------

         Print Name:   Annemarie Long
         Its:          Executive Vice President
         Date:         3/29/00

OWNER:

MACK-CALI TEXAS PROPERTY L.P., a Texas limited partnership

By:      MACK-CALI SUB XVII, INC., a Delaware corporation, General Partner

         By:      /s/  James A. Clabby
                  -----------------------------------

                  Print Name:    James A. Clabby
                  Its:           Vice President
                  Date:          4/14/00

                                    EXHIBIT A

First Floor  - Suite 125                                            1,276 USF
                                                                    1,439 RSF
--------------------------------------------------------------------------------
Building Two                                                    Cielo Center
                                [Graphic Omitted]

     Short-Term Premises is comprised of 1,439 rentable square feet as shown above.

                            TENTH AMENDMENT TO LEASE

                                   (EXPANSION)

THIS AMENDMENT made and entered as of the 18/th/ day of April, 2000, by and between Partners Holdings, Inc. ("Tenant") and Mack-Cali Texas Property, L.P., successor in interest to JMB Group Trust III ("Landlord").

                              W I T N E S S E T H:

     A. Landlord or its predecessor in interest, and Tenant or its predecessor in interest, have heretofore entered into that certain lease dated as of August 19, 1993, for premises (the "Premises") as described as Suite 600, Building Two, initially containing approximately 5,974 square feet in the property (the "Property") known as Cielo Center, located at 1250 Capital of Texas Highway South, Austin, Texas. Renewal and Expansion Agreements were signed on January 31, 1997, November 19, 1997, and November 12, 1998 bringing the Premises to a total of 9,125 rentable square feet. An Expansion Lease for Partners Holdings, Inc.'s subtenant was signed on November 12, 1998 for Suite 340, Building Three. Additional Expansion and Renewal Agreements were signed on July 13, 1999 and April 14, 2000, bringing the Premises to a total of 17,006 rentable square feet.

     B. Landlord and Tenant desire to amend the Lease to add certain expansion space to the Premises upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and in the Lease contained, it is hereby agreed as follows:

     1. ADDITIONAL PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain premises (the "Additional Premises") consisting of approximately 6,492 square feet of rentable area located on the 5th floor of Building Two, as shown on Exhibit A attached hereto and known as Suite 540. The Lease is hereby amended to add the Additional Premises to the Premises as demised and defined in the Lease upon the same terms and provisions specified in the Lease, except that:

        (a) The Base Rent for the Additional Premises shall be as follows:

                 Period                       Monthly Base Rent
                 ------                       -----------------
            11/1/00 - 12/31/01                      $13,795.50
             1/1/02 - 12/31/02                      $14,066.00
             1/1/03 - 12/31/03                      $14,336.50
             1/1/04 - 12/31/04                      $14,607.00
             1/1/05 - 12/31/05                      $14,877.50

        (b) The lease term for the Additional Premises shall commence on November 1, 2000 and end on the last day of the Lease Term, December 31, 2005, unless sooner terminated as provided in the Lease.

        (c) The first installment of Base Rent for the Additional Premises shall be due and payable on the commencement date of the lease term for the Additional Premises, with subsequent installments of Base Rent applicable to the Additional Premises due on the first day of each month thereafter during the Lease Term.

        (d) The Base Rent for the Premises, excluding the Additional Premises, is not affected by this Amendment.

        (e) Tenant confirms that the additional premises are and will be used for general office use and for no other purpose whatsoever, and that no toxic or hazardous materials have been or will be stored, kept or used on the additional premises.

        (f) Landlord will provide six (6) additional parking spaces in the garage at the initial rate of $35.00 per space per month, plus tax.

     2. DEFINITION OF BASE YEAR. Anything contained in the Lease to the contrary notwithstanding, Tenant's Prorata Share of Taxes and Operating Expenses, the Base Tax Year and the Base Expense Year for the Additional Premises, Tenant's Base Year shall mean calendar year 2001.

     3. SECURITY. The Letter of Credit in place for $8,214.25 shall be increased to $20.000.00. The Guaranty by Investment Life and Partners Market Services will also be extended to cover the additional premises.

     4. CONDITION OF THE ADDITIONAL PREMISES; IMPROVEMENT ALLOWANCE. No promises by Landlord to alter, remodel, improve, repair, redecorate or clean the Additional Premises, or any part thereof, have been made, and no representation respecting the condition of the Additional Premises or the Building or with respect to the suitability or fitness of either for any purpose, has been made to Tenant.

     5. BROKER. Tenant represents that except for Mack-Cali Sub XVII, Inc. (whose commission, if any, shall be paid by Landlord pursuant to separate agreement), Tenant has not retained, contracted or otherwise dealt with any real estate broker, salesperson or finder in connection with this Amendment, and no such person initiated or participated in the negotiation of this Amendment. Tenant shall indemnify and hold Landlord and Mack-Cali harmless from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation.

     6. CONFLICT. If any conflict exists between the terms or provisions of the Lease and the terms or provisions of this Amendment, the terms and provisions of this Amendment shall govern and control.

     7. EFFECT OF AMENDMENT. As amended by this Amendment, the Lease shall remain in full force and effect and is ratified by Landlord and Tenant. This Amendment contains the entire agreement of the parties with respect to the Additional Premises, and all preliminary negotiations with respect thereto are merged into and superseded by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Lease to be duly executed and delivered as of the day and year first written above.

TENANT:

PARTNERS HOLDINGS INC.

By: /s/ Annemarie V. Long
    ----------------------------------

     Print Name:  Annemarie V. Long

     Its:         Senior Vice President

     Date:        3/29/00

OWNER:

MACK-CALI TEXAS PROPERTY, L.P.
a Texas limited partnership

By:  MACK-CALI SUB XVII, INC.
     a Delaware corporation, General Partner

By: /s/ James A. Clabby
    ----------------------------------

    Print Name:   James A. Clabby
                  --------------------

    Its:          Vice President
                  --------------------

    Date:         4/18/00
                  --------------------

                                    EXHIBIT A

                                [GRAPHIC OMITTED]













Additional premises is comprised of 6,492 rentable square feet as cross-hatched above.

                            ELEVENTH LEASE AMENDMENT
                                RENEWAL AGREEMENT

     THIS LEASE RENEWAL AGREEMENT ("Agreement") is made as of the 19th day of September, 2000, by and between Mack-Cali Texas Property, L.P., successor in interest to JMB Group Trust III ("Landlord"), and Partners Holdings, Inc. ("Tenant").

                              W I T N E S S E T H:

     A. Landlord or its predecessor in interest, and Tenant or its predecessor in interest, have heretofore entered into that certain lease dated as of August 19, 1993, for premises (the "Premises") as described as Suite 600, Building Two, initially containing approximately 5,974 square feet in the property (the "Property") known at Cielo Center, located at 1250 Capital of Texas Highway South, Austin, Texas. Renewal and Expansion Agreements were signed on January 31, 1997, November 19, 1997, and November 12, 1998 bringing the Premises to a total of 9,125 rentable square feet. An Expansion Lease for Partners Holdings, Inc.'s subtenant was signed on November 12, 1998 for Suite 340, Building Three. Additional Expansion and Renewal Agreements were signed on July 13, 1999, April 14, 2000, and April 18, 2000 bringing the Premises to a total of 23,498 rentable square feet.

     B. Landlord and Tenant desire to renew the term of the Lease for Suite 2150 comprised of 1,691 rentable square feet for a period of five (5) years and to adjust the rental rate and certain other provisions of the Lease with respect to such renewal term.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and in the Lease contained, it is hereby agreed as follows:

     1. RENEWAL OF TERM. The Term of the Lease is hereby renewed for one additional period (the "Renewal Term") of five (5) years. The expiration date is hereby changed from December 31, 2000 to December, 2005. All of the provisions of the Lease shall be applicable to the Renewal Term, except that effective as of the commencement date of the Renewal Term:

          (a)  The Base Rental Rate for Suite 2150 shall be:

                                           Monthly Base Rent
                                           -----------------
               1/1/01 - 12/31/01              $4,227.50
               1/1/02 - 12/31/02              $4,297.96
               1/1/03 - 12/31/03              $4,368.42
               1/1/04 - 12/31/04              $4,438.88
               1/1/05 - 12/31/05              $4,509.33

          (b) Tenant represents that Landlord is not in default of the Lease and that Landlord shall have no obligation to improve, or perform any work in, the Premises or make any contribution toward such work or make any other financial concession to or for Tenant.

          (c) New Base Year shall be 2001.

     2. BROKER. Tenant represents that except for Mack-Cali Sub XVII, Inc. (whose commission, if any, shall be paid by Landlord pursuant to separate agreement), Tenant has not retained, contracted or otherwise dealt with any real estate broker, salesperson or finder in connection with this Agreement, and no such person initiated or participated in the negotiation of this Agreement. Tenant shall indemnify and hold Landlord and Mack-Cali harmless from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation.

     3. NO SMOKING CLAUSE. A No Smoking Policy is in effect in the Building. Smoking is prohibited in all areas of the Building, including the common areas, restrooms, lobbies, elevators and the

Leased Premises. Tenant agrees that Tenant and Tenant's employees, agents, and invitees will not smoke in the Building. Tenant acknowledges that there are existing tenants in the Building that are not contractually prohibited from smoking in their leased premises at the present time. Where possible, Landlord will incorporate this No Smoking Policy into all lease renewals and new leases from and after the date of this Lease.

     4. SECURITY. The Letter of Credit currently in place for $20,000.00 shall remain as well as the Guaranty by Investment Life and Partners Market Services.

     5. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of0 Landlord, Tenant and their respective successors and permitted assigns.

     IN WITNESS WHEREOF, this Agreement is executed as of the day and year aforesaid.


TENANT:

PARTNERS HOLDINGS, INC.

By:    /s/ Gary Fegley
     -----------------------------------------

     Print Name: Gary Fegley
                 -----------------------------
     Its: Senior Vice President
          ------------------------------------
     Date: 9/19/2000
           -----------------------------------

OWNER:

MACK-CALI TEXAS PROPERTY L.P.,
a Texas limited partnership

By:  MACK-CALI SUB XVII, INC.,
     a Delaware corporation, General Partner

By:    /s/ James A. Clabby
     -----------------------------------------
     Print Name: James A. Clabby
                 -----------------------------
     Its: Senior Vice President
          ------------------------------------
     Date: 9/19/00
           -----------------------------------

                                    EXHIBIT A



                                [GRAPHIC OMITTED]

First Floor
--------------------------------------------------------------------------------
Building Two                                                   Cielo Center


Renewal space consists of 1,691 rentable square feet as cross-hatched above.

                           TWELFTH AMENDMENT TO LEASE

     THIS TWELFTH AMENDMENT TO LEASE (this "Amendment"), is made as of
January 1, 2002, by and between Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership ("Landlord"), and NFP Insurance Services, Inc. (successor in interest to Partners Holdings, Inc.) ("Tenant").

                              W I T N E S S E T H:

     A. JMB Group Trust III ("JMB") (predecessor-in-interest to Mack-Cali Texas Property, L.P. ("Mack-Cali"), predecessor-in-interest to Landlord) and Tenant entered into that certain Office Lease (the "Original Lease") dated August 19, 1993, whereby JMB leased to Tenant certain premises consisting of approximately 5,974 square feet of rentable area known as Suite 600 on the sixth (6th) floor of that certain office building known as Cielo Center Building Two and located at 1250 Capital of Texas Highway South, Austin, Texas (the "Building");

     B. JMB and Tenant entered into that certain First Amendment to Lease dated January 31, 1997 (the "First Amendment"), expanding the premises by 1,254 square feet of rentable area known as Suite 620 on the sixth (6th) floor of the Building, bringing the total premises to 7,228 square feet of rentable area;

     C. JMB and Tenant entered into that certain Second Amendment to Lease dated November 19, 1997 (the "Second Amendment"), expanding the premises by 1,922 square feet of rentable area known as Suite 630 on the sixth (6th) floor of the Building, bringing the total premises to 9,150 square feet of rentable area;

     D. Mack-Cali and Tenant entered into that certain Third Amendment to Lease dated November 12, 1998 (the "Third Amendment"), expanding the premises by 1,519 square feet of rentable area known as Suite 3-340 ("Suite 3-340") on the third
(3rd) floor of Building Three located adjacent to the Building, bringing the total premises to 10,669 square feet of rentable area;

     E. Mack-Cali and Tenant entered into that certain Fourth Amendment to Lease dated November 12, 1998 (the "Fourth Amendment"), expanding the premises by 65 square feet of rentable area on the sixth (6th) floor of the Building, bringing the total premises to 10,734 square feet of rentable area;

     F. Mack-Cali and Tenant entered into that certain Fifth Lease Amendment dated May 12, 1999 (the "Fifth Amendment"), for the lease of certain storage space located in the Building;

     G. Mack-Cali and Tenant entered into that certain Sixth Amendment to Lease dated July 13, 1999 (the "Sixth Amendment'), expanding the premises by 1,691 square feet of rentable area known as Suite 150 ("Suite 150") on the first (1st) floor of the Building, bringing the total premises to 12,425 square feet of rentable area;

     H. Mack-Cali and Tenant entered into that certain Seventh Amendment to Lease dated July 13, 1999 (the "Seventh Amendment"), expanding the premises by 3,142 square feet of rentable area known as Suite 650 on the sixth (6th) floor of the Building, bringing the total premises to 15,567 square feet of rentable area;

     I. Mack-Cali and Tenant entered into that certain Eighth Lease Amendment dated October 18, 1999 (the "Eighth Amendment"), for the lease of certain rooftop antenna space in the Building;

     J. Mack-Cali and Tenant entered into that certain Ninth Amendment to Lease dated April 14, 2000 (the "Ninth Amendment"), expanding the premises by 1,439 square feet of rentable area known as Suite 125 ("Suite 125") on the first (1st) floor of the Building, bringing the total premises to 17,006 square feet of rentable area;

     K. Mack-Cali and Tenant entered into that certain Tenth Amendment to Lease dated April 18, 2000 (the "Tenth Amendment"), expanding the premises by 6,492 square feet of rentable area known as Suite 540 on the fifth (5th) floor of the Building, bringing the total premises to 23,498 square feet of rentable area;

     L. Mack-Cali and Tenant entered into that certain Eleventh Amendment to Lease dated September 19, 2000 (the "Eleventh Amendment");

     M. On December 31, 2000, the lease term for Suite 125 and Suite 3-340 expired, reducing the total premises to 20,540 square feet of rentable area (the "Premises");

     N. Landlord and Tenant desire to enter into this Amendment for the purposes herein provided;

     O. The Original Lease, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment and the Eleventh Amendment, is hereafter referred to as the "Lease";

     P. Except as otherwise defined herein, each capitalized term used in this Amendment shall have the same meaning ascribed to such term in the Lease;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and in the Lease contained, it is hereby agreed as follows:

     1. Effective on the First Additional Premises Commencement Date, Landlord and Tenant agree that the Premises shall be expanded by approximately 8,088 square feet of Rentable Area, located on the fifth (5th) floor of the Building (the "First Additional Premises"), which shall bring the total Premises to 28,628 square feet of Rentable Area. The "First Additional Premises Commencement Date" shall be the earlier of (a) October 1, 2002, or (b) the date the Leasehold Improvements (as defined in Exhibit B attached hereto) for the First Additional Premises have been substantially completed pursuant to Exhibit B attached hereto. All references in the Lease to the Premises from and after the First Additional Premises Commencement Date shall refer to the Premises and the First Additional Premises.

     2. The floor plan for the First Additional Premises is attached hereto as Exhibit A-1 and is made a part of the Lease for all purposes as Exhibit A-1 to the Lease.

     3. Effective on the Second Additional Premises Commencement Date, Landlord and Tenant agree that the Premises shall be expanded by approximately 8,525 square feet of Rentable Area, located on the fourth (4th) floor of the Building (the "Second Additional Premises"), which shall bring the total Premises to 37,153 square feet of Rentable Area. The "Second Additional Premises Commencement Date" shall be the earlier of (a) December 1, 2002, or (b) the date the Leasehold Improvements (as defined in Exhibit B attached hereto) for the Second Additional Premises have been substantially completed pursuant to Exhibit B attached hereto. All references in the Lease to the Premises from and after the Second Additional Premises Commencement Date shall refer to the Premises, the First Additional Premises and the Second Additional Premises.

     4. The floor plan for the Second Additional Premises is attached hereto as Exhibit A-2 and is made a part of the Lease for all purposes as Exhibit A-2 to the Lease.

     5. Effective on the Third Additional Premises Commencement Date, Landlord and Tenant agree that the Premises shall be expanded by approximately 3,859 square feet of Rentable Area, located on the fourth (4th) floor of the Building (the "Third Additional Premises"), which shall bring the total Premises to 41,012 square feet of Rentable Area. The "Third Additional Premises Commencement Date" shall be the earlier of (a) December 1, 2003, or (b) the date the Leasehold Improvements (as defined in Exhibit B attached hereto) for the Third Additional Premises have been substantially completed pursuant to Exhibit B attached hereto. All references in the Lease to the Premises from and after the Third Additional Premises Commencement Date shall refer to the Premises, the First Additional Premises, the Second Additional Premises, and the Third Additional Premises.

     6. The floor plan for the Third Additional Premises is attached hereto as Exhibit A-3 and is made a part of the Lease for all purposes as Exhibit A-3 to the Lease.

     7. Effective on the Fourth Additional Premises Commencement Date, Landlord and Tenant agree that the Premises shall be expanded by approximately 2,404 square feet of Rentable Area, located on the fourth (4th) floor of the Building (the "Fourth Additional Premises"), which shall bring the total Premises to 43,416 square feet of Rentable Area. The "Fourth Additional Premises Commencement Date" shall be the earlier of (a) February 1, 2005, or (b) the date the Leasehold Improvements (as defined in Exhibit B attached hereto) for the Fourth Additional Premises have been substantially completed pursuant to Exhibit B attached hereto. All references in the Lease to the Premises from and after the Fourth Additional Premises Commencement Date shall refer to the Premises, the First Additional Premises, the Second Additional Premises, the Third Additional Premises, and the Fourth Additional Premises (the First Additional Premises, the Second Additional Premises, the Third Additional Premises, and the Fourth Additional Premises are collectively referred to herein as the "Additional Premises").

     8. The floor plan for the Fourth Additional Premises is attached hereto as Exhibit A-4 and is made a part of the Lease for all purposes as Exhibit A-4 to the Lease.

     9. Term. The Term of the Lease for the Premises and the Additional Premises shall expire December 31, 2010 (the "Expiration Date"). Tenant shall have the extension option set forth on Exhibit D attached hereto. All other extension options contained in the Lease are hereby deleted.

     10. Base Rent. Base Rent for the Premises and the Additional Premises shall be as follows:

          A. For all portions of the Premises not including the Additional Premises nor Suite 150 (i.e., 18,849 square feet of Rentable
               Area) (the "Gross Lease Premises"), Base Rent shall be (i) as currently provided in the Lease from January 1, 2002, through December 31, 2005 (which Base Rent shall include applicable Base Expense Year Operating Expenses and applicable Base Tax Year Taxes), except that Base Rent and Tenant's obligation to pay its Pro Rata Share of Operating Expenses and Taxes for the months of December, 2002 and January, 2003, are hereby abated; (ii) $263,886.00 per annum ($14.00 per square foot of Rentable Area of the Premises) from January 1, 2006, through December 31, 2008 (which Base Rent shall be net of Operating Costs); and (iii) $282,735.00 per annum ($15.00 per square foot of Rentable Area of the Premises) from January 1, 2009, through the Expiration Date (which Base Rent shall be net of Operating Costs).

          B. For the First Additional Premises, Base Rent shall be (i) $97,056.00 per annum ($12.00 per square foot of Rentable Area of the Premises) from the First Additional Premises Commencement Date through December 31, 2005; (ii) $105,144.00 per annum ($13.00 per square foot of Rentable Area of the Premises) from January 1, 2006 through December 31, 2007, and (iii) $113,232.00 per annum ($14.00 per square foot of Rentable Area of the Premises) from January 1, 2008 through the Expiration Date; provided, however, that Base Rent and Tenant's obligation to make 1/12th of Tenant's Operating Cost Payment for the first two (2) months following the First Additional Premises Commencement Date are hereby abated.

          C. For the Second Additional Premises, Base Rent shall be (i) $102,300.00 per annum ($12,00 per square foot of Rentable Area of the Premises) from the Second Additional Premises Commencement Date through December 31, 2005; (ii) $110,825.00 per annum ($13.00 per square foot of Rentable Area of the Premises) from January 1, 2006 through December 31, 2007, and (iii) $119,350.00 per annum ($14.00 per square foot of Rentable Area of the Premises) from January 1, 2008 through the Expiration Date; provided, however, that Base Rent and Tenant's obligation to make 1/12th of Tenant's Operating Cost Payment for the first two (2) months following the Second Additional Premises Commencement Date are hereby abated.

          D. For the Third Additional Premises, Base Rent shall be (i) $46,308.00 per annum ($12.00 per square foot of Rentable Area of the Premises) from the Third Additional Premises Commencement Date through December 31, 2005; (ii) $50,167.00 per annum ($13.00 per square foot of Rentable Area of the Premises) from January 1, 2006 through December 31, 2007, and (iii) $54,026.00 per annum ($14.00 per square foot of Rentable Area of the Premises) from January 1, 2008 through the Expiration Date; provided, however, that Base Rent and Tenant's obligation to make 1/12th of Tenant's Operating Cost Payment for the first two (2) months following the Third Additional Premises Commencement Date are hereby abated.

          E. For the Fourth Additional Premises, Base Rent shall be (i) $28,848.00 per annum ($12.00 per square foot of Rentable Area of the Premises) from the Fourth Additional Premises Commencement Date through December 31, 2005; (ii) $31,252.00 per annum ($13.00 per square foot of Rentable Area of the Premises) from January 1, 2006 through December 31, 2007, and (iii) $33,656.00 per annum ($14.00 per square foot of Rentable Area of the Premises) from January 1, 2008 through the Expiration Date; provided, however, that Base Rent and Tenant's obligation to make 1/12th of Tenant's Operating Cost Payment for the first two (2) months following the Fourth Additional Premises Commencement Date are hereby abated.

          F. For Suite 150, Base Rent shall be (i) as currently provided in the Lease from January 1, 2002, through November 30, 2002 (which Base Rent shall include applicable Base Expense Year Operating Expenses and applicable Base Tax Year Taxes); (ii) $0.00 per annum ($0.00 per square foot of Rentable Area of the Premises) from December 1, 2002 through January 31, 2003; and (iii) $6,764.00 per annum ($4.00 per square foot of Rentable Area of the Premises) from February 1, 2003, through the Expiration Date (which Base Rent shall be net of

               Operating Costs). In addition, Tenant's obligation to make 1/12th of Tenant's Operating Cost Payment for the months of December, 2002 and January, 2003 is hereby abated.

     Base Rent for the Additional Premises shall be net of Operating Costs. With respect to the Additional Premises, the term, "Rent" shall mean the Base Rent and Tenant's Operating Costs Payment (as defined in Exhibit C attached hereto), and all other sums due and payable by Tenant under this Lease ("Additional Rent"). The preceding two sentences shall also apply to Suite 150 from and after December 1, 2002, and the Gross Lease Premises from and after January 1, 2006.

     11. Tenant's Pro Rata Share. The Rentable Area of the Property is 270,711 square feet. Tenant's Pro Rata Share shall be as provided in the Lease for Suite 150 prior to December 1, 2002, and for all portions of the Gross Lease Premises prior to January 1, 2006. Tenant's Pro Rata Share for the Additional Premises (and for Suite 150 from and after December 1, 2002, and the Gross Lease Premises from and after January 1, 2006) for purposes of Paragraph 12 below shall be as follows:

          A. 2,988% from and after the First Additional Commencement Date through November 30, 2002.

          B. 3.612% from and after December 1, 2002, through the date preceding the Second Additional Commencement Date.

          C. 6.76% from and after the Second Additional Commencement Date through the date preceding the Third Additional Commencement Date.

          D. 8.19% from and after the Third Additional Commencement Date through the date preceding the Fourth Additional Commencement Date.

          E. 9.08% from and after the Fourth Additional Commencement Date through December 13, 2005.

          F.   16.04% from and after January 1, 2006 through the Expiration
               Date.

     12. Operating Costs. Effective as of January 1, 2002 (subject to the abatements for the Additional Premises described in Paragraph 10 above), with respect to the Additional Premises, Article 3 of the Lease is hereby amended and restated in its entirety as set forth on Exhibit C attached hereto, and the terms, "Operating Expenses", "Taxes", "Base Tax Year" and "Base Expense Year" are hereby deleted from the Lease. Landlord's estimate of Operating Costs for the calendar year ending December 31, 2002, for the Additional Premises, is $10.50 per square foot of Rentable Area ("Landlord's Operating Costs Estimate"). The provisions of this Paragraph 12 shall become effective with respect to Suite 150 from and after December 1, 2002 (subject to the abatement described in Paragraph 10(F) above), and the Gross Lease Premises from and after January 1, 2006. Prior to December 1, 2002, and January 1, 2006, the provisions of the Lease (prior to this Amendment) shall govern the payment of Operating Expenses and Taxes with respect to Suite 150 and the Gross Lease Premises, respectively.

     13. Leasehold Improvements Leasehold Improvements shall be constructed within the Additional Premises pursuant to the provisions of Exhibit B attached hereto.

     14. Signage. Landlord shall provide Tenant with Building standard signage for the Building directory and the exterior of Tenant's main entrance to the Premises. Tenant shall have the right, at Tenant's sole cost and expense, to place its name on the facade of the Building, at a location designated by Landlord (subject also to Landlord's reasonable approval in writing as to the placement, color, design and construction of such signage and the architectural compatibility of the signage with the exterior of the Building) (the "Signage"). Landlord's approval of the Signage shall create no responsibility or liability on the part of Landlord for the completeness, design or sufficiency thereof or the compliance of the Signage with the requirements of applicable Laws (as hereafter defined). Landlord shall have the right to remove the Signage from the facade of the Building, at Tenant's cost, in the event (a) Tenant (as opposed to any assignee or subtenant, other than a related assignee or subtenant described in Paragraph (C) of Exhibit G attached hereto) fails to occupy at least 60% of the Premises, or (b) if any Event of Default has occurred and is outstanding following all applicable notice and cure periods provided for in the Lease. Tenant understands and agrees that it is solely responsible to insure the upkeep and condition of the Signage to its original status, normal wear and tear excepted. Specifically, any missing letters, whether by loss, destruction, wear, act of God, or otherwise, will be replaced at the full expense of Tenant and shall be repaired or replaced within ten (10) days after the occurrence of such deficiency. In addition to any other rights or remedies provided to Landlord in the Lease, if Tenant shall fail to complete such repair and/or replacement within such ten (10) day period, Landlord shall have the right, but not the obligation, to complete such repair and/or replacement. Prior to installing the Signage, Tenant shall have obtained and be maintaining all permits and/or approvals required by applicable Laws with respect to the installation and maintenance of the Signage and shall have provided Landlord with sufficient evidence of the existence of such permits and/or approvals and that the installation of the Signage will comply in all respects with all applicable Laws. Tenant shall protect, defend, indemnify and hold harmless Landlord and all Landlord Indemnities (as hereinafter defined) from all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including, without limitation, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees and court costs) (each a "Claim" and collectively the "Claims") resulting from and/or arising in connection with or related to the construction, installation, maintenance, use, or removal of the Signage by Tenant, its agents or contractors or the removal of the Signage by Landlord, its agents or contractors, INCLUDING THOSE ARISING FROM THE NEGLIGENCE OF LANDLORD OR ANY INDEMNITIES, unless the Claim in question was caused by Landlord's or its agents' or contractors' sole active or gross negligence or willful misconduct. As used herein, the term "Landlord Indemnities" shall mean Landlord and Landlord's partners and their respective officers, directors, employees, agents, affiliates, mortgagees, successors and assigns, and the term "Laws" shall mean all laws, statutes, ordinances, resolutions, rules, codes, regulations, restrictions (including, without limitation, restrictive covenants or deed restrictions), policies, orders, determinations or requirements of any governmental authority from time to time in existence. In addition, Tenant may display Tenant's logo and name in the first floor lobby, subject to Landlord's approval as to the size, location and design of such logo and name.

     15. Supplemental HVAC. Tenant, at Tenant's sole cost and expense, may install within the Premises supplemental HVAC equipment (the "HVAC Equipment") at a location designated by Landlord (subject also to Landlord's reasonable approval in writing as to the placement, size, design and type of the HVAC Equipment). Landlord's approval of the HVAC Equipment shall create no responsibility or liability on the part of Landlord for the completeness, design or sufficiency thereof or the compliance of the HVAC Equipment with the requirements of applicable Laws. Tenant understands and agrees that it is solely responsible to insure the upkeep and condition of the HVAC Equipment. Prior to installing the HVAC Equipment, Tenant shall have obtained and be maintaining all permits and/or approvals required by applicable Laws with respect to the installation and maintenance of the HVAC Equipment and shall have provided Landlord with sufficient evidence of the existence of such permits and/or approvals and that the installation of the HVAC Equipment will comply in all respects with all applicable Laws. Tenant shall protect, defend, indemnify and hold harmless Landlord and all Landlord Indemnities from all Claims resulting from and/or arising in connection with or related to the construction, installation, maintenance, use, or removal of the HVAC Equipment by Tenant, its agents or contractors or the removal of the HVAC Equipment by Landlord, its agents or contractors, INCLUDING THOSE ARISING FROM THE

NEGLIGENCE OF LANDLORD OR ANY INDEMNITIES, unless the Claim in question was caused by Landlord's or its agents' or contractors' sole active or gross negligence or willful misconduct. Landlord shall endeavor to maintain high quality HVAC service to the Premises under its existing HVAC facilities during the Term, which includes, without limitation, (i) increasing the replacement rate of heat pumps in the Building to approximately 30 heat pumps per year, (ii) using reasonable efforts to reduce down time to no more than 48 hours within individual zones due to heat pump failures, (iii) using reasonable efforts to reduce temperature differentials within the Premises by air balancing each suite during construction and air balancing Tenant's current Premises in 2002, and
(iv) installation of an energy management system that includes a DCC control of all zones. All work to be performed at Landlord's sole cost, provided, that such costs shall be included in Operating Costs. Landlord acknowledges that Tenant has requested the increase in the replacement rate of heat pumps in the Building, and that Tenant therefore should receive preferential consideration for the benefits derived from such increase.

     16. Rooftop Antenna. Tenant shall have the Building rooftop antenna rights described in Exhibit F attached hereto.

     17. Parking. The Parking Agreement attached to the Lease is hereby deleted. From and after the date hereof, Landlord hereby grants to Tenant a license to use in common with other tenants and with the public, the parking spaces (the "Parking Spaces") in the parking garage located adjacent to the Building, together with all surface parking areas located at the Property (the "Parking Facilities") as set forth below at no charge. Landlord shall not be obligated to provide Tenant with any additional Parking Spaces. If Tenant fails to observe the Rules and Regulations with respect to the Parking Facilities, then Landlord, at its option, shall have the right to terminate Tenant's Parking Spaces, without legal process, and to remove Tenant, Tenant's vehicles and those of its employees, licensees or invitees and all of Tenant's personal property from the Parking Facilities.

          (a) 89 Parking Spaces - from and after the date hereof through the day preceding the First Additional Premises Commencement Date.

          (b) 124 Parking Spaces - from and after the First Additional Premises Commencement Date through the day preceding the Second Additional Premises Commencement Date.

          (c) 162 Parking Spaces - from and after the Second Additional Premises Commencement Date through the day preceding the Third Additional Premises Commencement Date.

          (d) 178 Parking Spaces - from and after the Third Additional Premises Commencement Date through the day preceding the Fourth Additional Premises Commencement Date.

          (e) 188 Parking Spaces - from and after the Fourth Additional Premises Commencement Date through the Expiration Date.

     18. Assignment and Subletting. Effective as of the date hereof, Article 21 of the Lease (assignment and subletting) is hereby amended and restated in its entirety as set forth on Exhibit G attached hereto.

     19. Subordination. With respect to any future first lien mortgages or deeds of trust against the Building granted by Landlord to any mortgagee and/or beneficiary ("Mortgagee"), Landlord shall use commercially reasonable efforts to obtain within sixty (60) days after the date same is granted, a subordination, non-disturbance and attornment agreement from Mortgagee. Landlord shall supply Tenant with a non-disturbance agreement from any current Mortgagee, if any, providing that Tenant shall not be disturbed in its possession of the Premises so long as no Event of Default occurs under the Lease.

     20. Commission. Other than John Hanly ("Broker"), to whom Landlord agrees to pay a commission pursuant to a separate written commission agreement between Landlord and Broker, Tenant and Landlord each represent and warrant to the other that it has not entered into any agreement with, or otherwise had any dealings with, any broker or agent in connection with the negotiation or execution of this Lease which could form the basis of any claim by any such broker or agent for a brokerage fee or commission, finder's fee, or any other compensation of any kind or nature in connection herewith, and each party shall, and hereby agrees to, indemnify and hold the other harmless from all costs (including court costs, investigation costs, and attorneys' fees), expenses, or liability for commissions or other compensation claimed by any broker or agent with respect to this Lease which arise out of any agreement or dealings, or alleged agreement or dealings, between the indemnifying party and any such agent or broker. This provision shall survive the expiration or earlier termination of this Lease.

     21. Payments of Rent. All payments of Rent shall be made to Landlord at the following address:

            Prentiss Properties Acquisition Partners, L.P.
            P.O. 730334
            Dallas, Texas 75373-0334

     22. Service Interruption. The following provision shall be added to the end of the last paragraph of Article 7: "Notwithstanding anything to the contrary herein contained, subject to Article 10 (Casualty Damage) and Article 12 (Condemnation), if Landlord should fail to provide or fail to restore a service within three (3) consecutive Business Days after the interruption or stoppage of such service from a cause within the reasonable control of Landlord and such failure makes the Premises or a portion thereof untenantable, and provided such interruption or stoppage was not caused by Tenant, Rent shall equitably abate from the fourth (4th) consecutive Business Day after such interruption or stoppage until such time as the service is restored."

     23. Right of First Refusal. Tenant shall have the right of first refusal option set forth on Exhibit E attached hereto. All other expansion and right of first refusal options contained in the Lease are hereby deleted.

     24. Other Amendments. This Amendment is being executed and delivered contemporaneously with two (2) other amendments of leases of certain premises in the Building (and adjacent buildings) by Landlord to Tenant (the "Other Amendments"). Accordingly, a default by Tenant (after the expiration of all applicable notice and cure periods) under either of the Other Amendments shall, at Landlord's option, constitute an immediate Event of Default under the Lease. In such event, without limiting any other rights or remedies available to Landlord under the Lease, Landlord shall have the option to declare this Amendment null and void.

     25. Binding Effect. This Amendment shall be binding upon and inure to the benefit of Landlord, Tenant and their respective successors and permitted assigns.

     26. Governing Law. This Amendment shall be governed in all respects by the laws of the State of Texas.

     27. Ratification. The Lease, as hereby amended, is hereby ratified and confirmed and shall continue in full force and effect.

     28. Counterparts. The parties hereto may execute this Amendment in one or more identical counterparts, all of which when taken together will constitute one and the same instrument. Copied or telecopied signatures may be attached hereto and shall have the same binding and legal effect as original signatures.

     29. Electricity. Landlord shall provide Tenant during the Term (i) electrical power to the Premises of no less than six (6) watts below the ceiling (i.e., exclusive of lighting), and (ii) the installation and wiring, including switch gear (at Landlord's cost) to the Premises of a 80 K.W. back-up generator for Tenant's exclusive use. During the Term, Tenant shall maintain in good working order and condition, at Tenant's cost, such back-up generator.

     30. Mold. To the extent required pursuant to applicable environmental regulations of any governmental body having jurisdiction over the Building, Landlord agrees to remediate any condition within the Premises associated with hazardous or toxic mold if such hazardous or toxic mold creates an unsafe working environment or health hazard within the Premises under such regulations, but only if not caused in whole or in part by the acts or omissions of Tenant.

     31. Elevator Service. Landlord shall provide working passenger elevator service within the Building and shall use commercially reasonable efforts to prevent or minimize any failures in such service.

                           [Signature page to follow]

         IN WITNESS WHEREOF, this Amendment is executed as of the day and year aforesaid.

LANDLORD:

PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership,

By:      Prentiss Properties I, Inc.,
         a Delaware corporation,
         general partner

         By:  /s/ William J. Reister
            ----------------------------------
         Name:   William J. Reister
              --------------------------------
         Title:  Vice President
               -------------------------------



         By:  /s/ Christopher M. Hipps
            ----------------------------------
         Name:   Christopher M. Hipps
              --------------------------------
         Title:  Executive Vice President
               -------------------------------





TENANT:

NFP Insurance Services, Inc.

By:  /s/ Michael J. Forsythe
   ----------------------------------------------
Name:   Michael J. Forsythe
     --------------------------------------------
Title:  Vice President Finance and Administration
      -------------------------------------------

                                   Exhibit A-1
                      Floor Plan of 1st Additional Premises




                             [Graphic Appears Here]

 FIFTH FLOOR
--------------------------------------------------------------------------------
 BUILDING TWO                                                      CIELO CENTER



================================================================================

================================================================================

         Exhibit A-2                             Exhibit A-3                            Exhibit A-4
Floor Plan of 2nd Additional            Floor Plan of 3rd Additional            Floor Plan of 4th Additional
          Premises                                Premises                                Premises

                             [Graphic Appears Here]

 FOURTH FLOOR
--------------------------------------------------------------------------------
 BUILDING TWO                                                       CIELO CENTER

                                    Exhibit B

                             Leasehold Improvements

                                    ARTICLE 1

                                   DEFINITIONS

     The terms defined in Article I of this Exhibit B, for all purposes of this Exhibit B, shall have the meanings herein specified.

     1.01. "Base Premises Condition" shall mean the "as is" condition of the applicable Additional Premises.

     1.02. "Building Standard" means the quality of materials, finishes, and workmanship from time to time specified by Landlord for the Building.

     1.03. "Non-Building Standard" means all materials, finishes, and workmanship used in connection with the construction and installation of the Leasehold Improvements which deviate from Building Standard in terms of quality.

     1.04. "Tenant's Work" means the work which is supplied, installed, and finished by Landlord's Contractor, at Tenant's cost (subject to Tenant's Allowance), to complete any Leasehold Improvements to the applicable Additional Premises.

     1.05. "Leasehold Improvements" shall mean the leasehold improvements to be completed in the applicable Additional Premises.

     1.06. "Substantial Completion" shall mean substantial completion of the Leasehold Improvements, except minor punch list items which do not materially and adversely affect Tenant's ability to use the applicable Additional Premises and operate its business therein, as reasonably determined by Landlord's Contractor and/or Landlord's Manager.

     1.07. "Tenant's Space Planner" shall mean the architect or space planner engaged by Tenant to prepare the plans and specifications for the Leasehold Improvements as contemplated by Article 2 hereof.

     1.08. "Landlord's Contractor" means the person or firm selected by Tenant and reasonably approved by Landlord, and, subject to Tenant's Allowance, paid by Tenant to construct and install the Leasehold Improvements in the applicable Additional Premises. Landlord reserves the right to approve the insurance maintained by Landlord's Contractor, which approval shall include the insurance carriers and underwriters. Landlord shall be named an additional insured in the insurance maintained by Landlord's Contractor. Tenant shall solicit bids for Tenant's Work from at least three (3) contractors mutually acceptable to Landlord and Tenant.

     1.09. "Landlord's Manager" shall be the manager of the Building, whose responsibilities include serving, at Tenant's option, as construction manager for Tenant in connection with the construction of the Leasehold Improvements.

     1.10. "Tenant Expenditure Authorization" means an authorization by Tenant, prior to the commencement of any Tenant's Work, for Landlord's Manager to contract to expend funds on behalf of Tenant.

                                    ARTICLE 2

                        COMPLETION OF ADDITIONAL PREMISES

     2.01. Tenant, at Tenant's expense, shall provide Tenant's Space Planner with sufficient instructions and information to enable Tenant's Space Planner to prepare and complete the space plan and the architectural construction plan to include specifications and finish schedules specifications (collectively "Plans and Specifications") for the applicable Leasehold Improvements, and to deliver same to Landlord on or before the following dates (the "Delivery Dates"):

             First Additional Premises                 Landlord has received

             Second Additional Premises                October 1, 2002

             Third Additional Premises                 October 1, 2003

             Fourth Additional Premises                December 1, 2004

Such Plans and Specifications shall be prepared by Tenant's Space Planner and submitted to Landlord on or before the applicable Delivery Dates for Landlord's approval, which approval shall not be unreasonably withheld. Within ten (10) days after Landlord's receipt of the applicable Plans and Specifications, Landlord shall notify Tenant in writing as to whether Landlord approves or disapproves such Plans and Specifications. If Landlord fails to expressly disapprove the Plans and Specifications within this ten (10) day period, then the Plans and Specifications shall be deemed approved. Landlord's approval of such Plans and Specifications, and any changes thereto, for Tenant's Work shall impose no responsibility or liability on Landlord for their completeness, design sufficiency, or compliance with all applicable laws, rules and regulations of governmental agencies or authorities. If Landlord's Manager shall serve as construction manager, upon approval or deemed approval of the Plans and Specifications, Landlord shall submit a Tenant Expenditure Authorization for Tenant's approval. If Tenant fails to expressly disapprove the Tenant Expenditure Authorization, within ten (10) days thereafter, then Landlord's Manager shall be authorized to proceed thereon. If Tenant shall serve as construction manager, upon approval or deemed approval of the Plans and Specifications, Tenant shall be authorized to proceed thereon. All costs, including professional fees, of Tenant's Space Planner which are related to the preparation of the space plan and the Plans and Specifications shall be paid by Landlord to the extent of Tenant's Allowance (as hereinafter defined).

     2.02. All Tenant's Work involved in the construction and installation of the applicable Leasehold Improvements shall be carried out by Landlord's Contractor, and unless otherwise elected by Tenant in writing, under the sole direction of Landlord's Manager, who shall serve as construction manager on behalf of Tenant. Tenant shall cooperate with Landlord and Landlord's Manager to promote the efficient and expeditious completion of such Tenant's Work. To the extent that the cost of Tenant's Work exceeds Tenant's Allowance, Tenant agrees to pay, promptly upon being billed therefor, the amount by which the cost (labor and materials) of all Tenant's Work, exceeds Tenant's Allowance (the "Excess Costs"). Tenant shall pay 50% of the Excess Costs to Landlord or Landlord's Manager in trust prior to commencement of Tenant's Work, which payments shall be applied by Landlord or Landlord's Manager to the payment of the Excess Costs at such time as Tenant has paid 50% of the Excess Costs from its own funds in accordance with the monthly statements to be delivered by Landlord or Landlord's Manager to Tenant pursuant to this Section 2.02. Landlord's Contractor shall not commence Tenant's Work without payment in trust to Landlord or Landlord's Manager of 50% of the Excess Costs. Landlord or Landlord's Manager shall submit monthly statements of Excess Costs incurred to Tenant, which statements shall reflect Tenant's prorata portion of such statement. Tenant shall promptly pay Tenant's prorata portion of such statement, with the final payment to be due on or before Tenant occupies the applicable Additional Premises. Tenant agrees that in the event of default of payment thereof, Landlord (in addition to all other remedies) shall have the same rights as in the event of default of payment of Rent under this Lease.

     2.03. If there are any changes in the applicable Leasehold Improvements caused by Tenant from the work as reflected in the final Plans and Specifications, each such change must receive the prior written approval of the Landlord, and, in the event of any such approved change in the Plans and Specifications, Tenant shall, upon completion of the applicable Tenant's Work, furnish Landlord with an accurate "as-built" plan of the Tenant's Work as constructed, which plans shall be incorporated in to this Exhibit B by this reference for all intents and purposes when said plans are fully completed.

     2.04. All design, construction and installation shall conform to the requirements of applicable building, plumbing and electrical codes, requirements of governmental laws, including the Americans with Disabilities Act, and the requirements of any authority having jurisdiction over, or with respect to, such work.

     2.05. Tenant acknowledges that the Premises, and the existing Leasehold Improvements, are delivered to Tenant, and accepted by Tenant, in Base Premises condition, except to the extent that Tenant contracts with Landlord's Manager to supervise the construction of additional Leasehold Improvements to the Premises.

                                   ARTICLE 3

                               TENANT'S ALLOWANCE

     3.01. Landlord hereby grants Tenant a total allowance equal to $725,000.00 ("Tenant's Allowance") to be used towards the costs of Tenant's Space Planner, costs of the Plans and Specifications, "soft costs" (up to 20% thereof) and Tenant's Work for the Additional Premises.

                                   ARTICLE 4

                              COMMENCEMENT OF RENT

     4.01. Tenant's obligation for the payment of the Rent under this Lease for the Additional Premises shall commence in accordance with the Amendment; provided, however, that if substantial completion for any Additional Premises is delayed as a result of: (a) Tenant's or Tenant's Space Planner's failure to timely submit the Plans and Specifications as required by Section 2.01 of this Exhibit B, (b) Tenant's changes in any Plans and Specifications, (c) Tenant's request for materials, finishes or installations other than Building Standard,
(d) Tenant's disapproval, or failure to approve, the Tenant Expenditure Authorization as required by Section 2.01 of this Exhibit B ` or (e) Tenant's failure to timely pay the Excess Costs as required pursuant to Section 2.02 of this Exhibit B, then Tenant's obligation to pay Rent under this lease for such Additional Premises shall be accelerated by the number of days of such Tenant Delay (herein so called).

                                    Exhibit C

                                    Article 3

                                 Additional Rent

     A. Tenant shall pay to Landlord, as Additional Rent, for each year or fractional year during the Term an amount ("Tenant's Operating Costs Payment") of money equal to Tenant's Pro Rata Share of Operating Costs, as hereinafter defined, for such year, such amount to be calculated and paid as follows:

          (1) On the first day of January of each year during the Term, or as soon thereafter as is practicable, Landlord shall furnish Tenant with a statement ("Landlord's Operating Costs Estimate") setting forth Landlord's reasonable estimate of Operating Costs for the forth-coming year. On the first day of each calendar month during such year falling within the Term, Tenant shall pay to Landlord one-twelfth of Tenant's Operating Costs Payment as estimated on Landlord's Operating Costs Estimate. If for any reason Landlord has not provided Tenant with Landlord's Operating Costs Estimate on the first day of January of any year during the Term, then, (i) until the first day of the calendar month following the month in which Tenant is given Landlord's Operating Costs Estimate, Tenant shall continue to pay to Landlord on the first day of each calendar month the monthly sum, if any, payable by Tenant under this Article 3(A)(1) for the month of December of the preceding year, and (ii) promptly after Landlord's Operating Costs Estimate is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments of Tenant's Operating Costs Payments previously made for such year were greater or less than the installments of Tenant's Operating Costs Payments to be made for such year in accordance with Landlord's Operating Costs Estimate, and (A) if there shall be a deficiency, Tenant shall pay the amount thereof to Landlord within seven (7) days after the giving of Landlord's Operating Costs Estimate, or (B) if there shall have been an overpayment, Landlord shall apply such overpayment as a credit against the next accruing installment(s) of Additional Rent due from Tenant under this
     Article 3(A)(1) until fully credited to Tenant, and (C) on the first day of the first calendar month following the month in which Tenant is given Landlord's Operating Costs Estimate and on the first day of each calendar month thereafter during the Term throughout the remainder of such year, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of Tenant's Operating Costs Payment. The foregoing notwithstanding, Landlord shall have the right from time to time during any year to notify Tenant in writing of any change in Landlord's Operating Costs Estimate, in which event such Tenant's Operating Costs Payment, as previously estimated, shall be adjusted to reflect the amount shown in such notice and shall be effective, and due from Tenant, on the first day of each month during the year for which given following Landlord's giving of such notice.

          (2) On or before the first day of March of each year during the Term (beginning on the first day of March of the year following the year in which the Effective Date occurs), or as soon thereafter as is practicable, Landlord shall furnish Tenant with a statement of the actual Operating Costs for the preceding year. Within thirty (30) days after Landlord's delivery of such statement, Tenant shall make a lump sum payment to Landlord in the amount, if any, by which Tenants' Operating Costs Payment for such preceding year as shown on such Landlord's statement, exceeds the aggregate of the monthly installments of Tenant's Operating Costs Payments paid during such preceding year. If Tenant's Operating Costs Payment, as shown on such Landlord's statement, is less than the aggregate of the monthly installments of Tenant's Operating Costs Payment actually paid by Tenant during such preceding year, then Landlord shall apply such amount to the next accruing installment(s) of Additional Rent due from Tenant hereunder until fully credited to Tenant.

          (3) If the applicable commencement date occurs on a date other than the first day of January, or if the Expiration Date is on a date other than the last day of December, the actual Operating Costs for the year in which the applicable commencement date or the Expiration Date occurs, as the case may be, shall be prorated so that Tenant shall pay that portion of Tenant's Pro Rata Share of Operating Costs for such year represented by a fraction, the numerator of which shall be the number of days during such fractional year falling within the Term, and the denominator of which is 365 (or 366, in the case of a leap year). The provisions of this Article 3(A)(3) shall survive the Expiration Date or any sooner termination provided for in this Lease.

     B. For purposes of this Lease, the term "Operating Costs" shall mean any and all expenses, costs and disbursements of every kind which Landlord pays, incurs or becomes obligated to pay in connection with the operation, management, repair and maintenance of all portions of the Property. All Operating Costs shall be determined according to generally accepted accounting principles which shall be consistently applied. Operating Costs include, but are not limited to, the following:

          (a) Wages, salaries, and fees (including, but not limited to, all reasonable educational, travel and professional fees) of all personnel or entities (exclusive of Landlord's executive personnel) directly engaged in the operation, repair, maintenance, or security of the Property, including taxes, insurance, and benefits relating thereto and the costs of all supplies and materials (including work clothes and uniforms) used in the operation, repair, and maintenance or security of the Property.

          (b) Cost of performance by Landlord's personnel of, or of all service agreements for, maintenance, janitorial services, access control, alarm service, window cleaning, elevator maintenance and landscaping for the Property. The foregoing Property shall include rental of personal property used by Landlord's personnel in the maintenance and repair of the Property.

          (c) All utilities for the Property, including water, sewer, power, electricity, gas, fuel, lighting and all other utilities; and all air-conditioning, heating and ventilating costs for the Property.

          (d) Cost of all insurance, including casualty and liability insurance applicable to the Property and to Landlord's equipment, fixtures and personal property used in connection therewith, business interruption or rent insurance against such perils as are commonly insured against by prudent landlords, such other insurance as may be required by any lessor or mortgagee of Landlord and such other insurance which Landlord considers reasonably necessary in the operation of the Property, together with all appraisal and consultants' fees in connection with such insurance.

          (e) All Taxes. For purposes hereof, the term "Taxes" shall mean (i) all taxes, assessments, and other governmental charges, applicable to or assessed against the Property or any portion thereof, or applicable to or assessed against Landlord's personal property used in connection therewith, whether federal, state, county, or municipal and whether assessed by taxing districts or authorities presently taxing the Property or the operation thereof or by other taxing authorities subsequently created, or otherwise, and any other taxes and assessments attributable to or assessed against all or any part of the Property or its operation, and (ii) any reasonable expenses, including fees and disbursements of attorneys, tax consultants, arbitrators, appraisers, experts and other witnesses, incurred by Landlord in contesting any taxes or the assessed valuation of all or any part of the Property. If at any time during the Term there shall be levied, assessed, or imposed on Landlord or all or any part of the Property by any governmental entity any general or special ad valorem or other charge or tax directly upon rents received under leases, or if any fee, tax, assessment, or other charge is imposed which is measured by or based, in whole or in part, upon such rents, or if any charge or tax is made based directly or indirectly upon the transactions represented by leases or the occupancy or use of the Property or any portion thereof, such taxes, fees, assessments or other charges shall be deemed to be Taxes; provided, however, that any (i) franchise, corporation, income or net profits tax, unless substituted for real estate taxes or imposed as additional charges in connection with the ownership of the Property, which may be assessed against Landlord or the Property or both, (ii) transfer taxes assessed against Landlord or the Property or both,
               (iii) penalties or interest on any late payments of Landlord, and
               (iv) personal property taxes of Tenant or other tenants in the Property shall be excluded from Taxes. If any or all of the Taxes paid hereunder are by law permitted to be paid in installments, notwithstanding how Landlord pays the same, then, for purposes of calculating Operating Costs, such Taxes shall be deemed to have been divided and paid in the maximum number of installments permitted by law, and there shall be included in Operating Costs for each year only such installments as are required by law to be paid within such year, together with interest thereon and on future such installments as provided by law.

          (f) Legal and accounting costs incurred by Landlord or paid by Landlord to third parties (exclusive of legal fees with respect to disputes with individual tenants, negotiations of tenant leases, or with respect to the ownership rather than the operation of the Property), appraisal fees, consulting fees, all other professional fees and disbursements and all association dues.

          (g) Cost of non-capitalized repairs and general maintenance of the Property (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant, other tenants of the Property or other third parties).

          (h) Amortization of the cost of improvements or equipment which are capital in nature and which (i) are for the purpose of reducing Operating Costs of the Property, up to the amount saved as a result of the installation thereof, as reasonably estimated by Landlord, or (ii) enhance the Property for the general benefit of tenants or occupants thereof, or (iii) are required by any governmental authority, or (iv) replace any building equipment needed to operate the Property at the same quality levels as prior to the replacement. All such costs, including interest, shall be amortized on a straight-line basis over the useful life of the capital investment items, as reasonably determined by Landlord, but in no event beyond the reasonable useful life of the Property as a first class office Property.

          (i)  Property management office rent or rental value.

          (j) A management fee (whether or not Landlord engages a manager for the Property) and all items reimbursable to the Property manager, if any, pursuant to any management contract for the Property Landlord currently pays a management fee equal to three percent (3%) of the gross receipts from the Property and all items reimbursable to the Property manager pursuant to its management contract.

          (k) Amounts payable pursuant to the protective covenants, if any, as amended from time to time.

     "Operating Costs" shall not include (i) specific costs for any capital repairs, replacements or improvements, except as provided above; (ii) expenses for which Landlord is reimbursed or indemnified (either by an insurer, condemnor, tenant, warrantor or otherwise) to the extent of funds received by Landlord; (iii) expenses incurred in leasing or procuring tenants (including lease commissions, advertising expenses and expenses of renovating space for tenants); (iv) payments for rented equipment, the cost of which would constitute a capital expenditure not permitted pursuant to the foregoing if the equipment were purchased; (v) interest or amortization payments on any mortgages; (vi) net basic rents under ground leases; (vii) costs representing an amount paid to an affiliate of Landlord which is in excess of the amount which would have been paid in the absence of such relationship; (viii) wages, salaries or other compensation paid for clerks or attendants in concessions or news stands operated in the Property; (ix) the cost of installing, maintaining and operating any specialty service such as an observatory, broadcasting facility, luncheon club or an athletic or recreational club; or (x) costs specially billed to and paid by specific tenants. There shall be no duplication of costs or reimbursement.

     C. If the Building is not 95% occupied (meaning ninety-five percent (95%) of the rentable area of the Building) during any full or fractional year of the Term, the actual Operating Costs shall be adjusted for such year to an amount which Landlord estimates would have been incurred in Landlord's reasonable judgment had the Building been 95% occupied.

                                    Exhibit D

                                Extension Option

     Tenant shall have the right to extend the original term of this Lease (the "Original Term") for one (1) period of five (5) years, (the "Extension Term"), upon and subject to the following terms and conditions:

     1. If Tenant so elects to extend the Term for the Extension Term, Tenant shall give written notice thereof to Landlord not later than nine (9) months prior to the expiration of the Original Term. Upon receipt of such written notice by Landlord, Landlord and Tenant shall endeavor to agree upon the Fair Market Value Rate (as defined in paragraph 3 hereof) within sixty (60) days after Tenant's exercise of the extension option. If Landlord and Tenant fail to agree upon the Fair Market Value Rate by the expiration of such sixty (60) day period, the Fair Market Value Rate shall be determined pursuant to Paragraph 3 below. If Landlord and Tenant agree upon such Fair Market Value Rate, this Lease, subject to the provisions of this Exhibit D, shall be automatically extended for the Extension Term with the same force and effect as if the Extension Term had been originally included in the Original Term, upon the same terms and conditions as in this Lease, except that (a) the Base Rent shall be as set forth in paragraph 3 below, and (b) the terms of the Lease relating to Landlord's obligations to construct leasehold improvements (including Exhibit B) shall be of no force or effect and Tenant shall be deemed to accept the Premises in its "as is" condition, unless Landlord and Tenant mutually agree upon an improvement or refurbishment allowance.

     2. Tenant's right to extend the Term for the Extension Term shall be of no force or effect if either at the time of exercise of the extension option, in question, or at the time of commencement of the Extension Term either (a) an Event of Default then exists, or (b) Tenant (as opposed to any assignee or subtenant, other than a related assignee or subtenant described in Paragraph (C) of Exhibit G attached to this Amendment) fails to occupy at least 60% of the Premises.

     3. Base Rent for the Premises shall be an amount equal to the Fair Market Value Rate (as defined below), multiplied by the Rentable Area of the Premises. For purposes hereof the "Fair Market Value Rate" means 95% of the fair market rental rate per square foot of Rentable Area of the Premises (taking into account the "as is" condition of the Premises, all rent concessions and inducements, the location, quality and age of the Building, floor level, extent of leasehold improvements, extent of service to be provided, distinction between "gross" and "net" lease, or any other relevant term or condition), for a comparable lease term to comparable tenants for space of comparable size in comparable buildings with comparable quality of finish out in the area immediately surrounding the Building in Austin, Texas, but in no event less than the Base Rent and Tenant's Operating Costs Payment payable during the last month of the Original Term. If Landlord and Tenant fail to agree upon the Fair Market Value Rate within the sixty (60) day period provided in Paragraph 1 above, then Landlord and Tenant will provide written notice to one another of their respective estimate of the Fair Market Value Rate within ten (10) days after the expiration of such sixty (60) day period. Tenant shall select an appraiser from a list of three appraisers selected by Landlord. Using his or her professional expertise and experience, the appraiser so selected by Tenant, within fifteen
(15) days thereafter, shall determine which of the two parties' opinion of Fair Market Value Rate is correct or most closely reflects the appraiser's opinion of Fair Market Value Rate. The third appraiser must choose one of the party's opinion of Fair Market Value Rate, cannot substitute his or her opinion of the Fair Market Value Rate and such determination will be binding on Landlord and Tenant, and the rental will be adjusted as set out above. The cost of any appraisers will be split between the parties.

     4. Upon the exercise by Tenant of its option in respect of the Extension Term, the term "Term", as otherwise defined and used in the Lease, shall mean the Term, as extended for the Extension Term, and the term "Expiration Date", as otherwise defined and used in the Lease, shall mean the date of expiration of the Extension Term.

     5. Any termination, cancellation or surrender of this Lease shall terminate any right of extension for the Extension Term in respect of the portion of the Premises as to which this Lease is terminated, canceled or surrendered.

     6. Time shall be of the essence with respect to the exercise by Tenant of its option under this Exhibit D.

                                    Exhibit E

                             Right of First Refusal

     1. During the Term (including the Extension Term), Tenant shall have a continuing right of first refusal (the "Right of First Refusal") with respect to any Rentable Area in the Building which may be "available to rent" (hereinafter defined) (the "Refusal Space") on the terms and conditions set forth herein. Refusal Space shall be considered "available for rent" if such space has previously been leased by Landlord and such space becomes vacant, is not subject to any commitments as of the date hereof, and either (a) such space is not subject to any expansion option, right of first opportunity or right of first refusal granted to any tenant, or (b) the tenant leasing such space or having any expansion option, right of first opportunity, right of first refusal or extension option with respect thereto elects not to exercise any such option.

     2. If, during the Term (including the Extension Term), Landlord has a prospective tenant or receives a bona fide offer from a prospective tenant to lease any Refusal Space, Landlord shall provide a written notice to Tenant (the "Offer Notice"), which Offer Notice shall specify the subject Refusal Space and shall contain all of the material terms and conditions upon which Landlord intends to lease such Refusal Space (including the rental rate and finish-out allowance). Tenant shall have ten (10) working days after receipt of the Offer Notice to notify Landlord in writing of Tenant's election whether to lease such Refusal Space pursuant to all of the terms and conditions contained in the Offer Notice. If Tenant elects not to lease such Refusal Space or fails to timely elect to lease such Refusal Space, Landlord shall be free to lease such Refusal Space for a period of six (6) months following such ten (10) day period to any prospective tenant upon substantially the terms and conditions contained in the Offer Notice. If Landlord thereafter fails to so lease such Refusal Space within such six (6) month period, then Tenant shall again have a right of first refusal with respect to such Refusal Space pursuant to this Exhibit E. Tenant agrees that if it exercises its right of first refusal described in this Exhibit E with respect to any Refusal Space, such exercise shall be irrevocable, and Tenant shall lease such Refusal Space under all of the terms and conditions of this Lease except as otherwise described in the Offer Notice.

     3. Tenants shall not have the right to exercise any right of first refusal pursuant to this Exhibit E at any time (a) Tenant (as opposed to any assignee or subtenant, other than a related assignee or subtenant described in Paragraph (C) of Exhibit G attached to this Amendment) fails to occupy at least 60% of the Premises, or (b) an Event of Default has occurred and is outstanding under this Lease.

     4. Any cancellation, termination or surrender of this Lease shall terminate all rights of Tenant under this Exhibit E.

     5. Time shall be of the essence with respect to the exercise of its rights under this Exhibit E.

                                    Exhibit F

                                 Antenna Rights

     1. Subject to the terms and conditions of this Lease and the specific terms and conditions of this Exhibit F, Tenant may, at its sole cost, expense, and risk, erect, maintain, install and operate for the business purposes of Tenant during the Term, up to three (3) satellite receiving dish antennas not to exceed eighteen inches (18") in diameter (collectively, the "Satellite Dish") at locations on the roof of the Building designated by Landlord (said locations being herein referred to as the "Equipment Space"). Landlord shall not locate the Equipment Space in a place which will cause interference with the normal use and operation of the Satellite Dish; provided, however, that nothing in this Exhibit F shall restrict Landlord's right to use portions of the roof of the Building in any manner; and provided, further, that Landlord reserves the right (without obligation) to relocate the Satellite Dish to alternate locations, at Landlord's sole cost, so long as the performance of such Satellite Dish, as relocated, is not materially and adversely affected. Tenant agrees to provide Tenant's "Satellite Dish Plans and Specifications" (herein so called) for Landlord's approval prior to installation of the Satellite Dish, or any portion thereof, which approval shall not be unreasonably withheld; provided, however, that without limiting the generality of the foregoing, Landlord shall not be deemed unreasonable for withholding approval of any installation that would damage the integrity of the Building's roof or otherwise jeopardize the enforceability of any warranty benefiting Landlord. Landlord's approval of the Satellite Dish Plans and Specifications shall create no responsibility or liability on the part of Landlord for the completeness, design or sufficiency thereof or the compliance of the Satellite Dish with all applicable legal requirements. Tenant shall not materially change, alter, modify or amend the Satellite Dish Plans and Specifications for installation of the Satellite Dish or otherwise alter the installation and/or location of the Satellite Dish without the prior written consent of Landlord. Tenant's rights and obligations with respect to the Equipment Space and the erection, existence, operation and maintenance of the Satellite Dish shall be subject to all the terms and conditions of this Lease, except as expressly provided to the contrary within this Exhibit F. Tenant acknowledges and agrees that nothing contained herein or in the Lease shall be deemed to grant to Tenant any independent right of access to the Equipment Space. All access to the roof of the Building shall under all circumstances be made through and in conjunction with Landlord or its agents and shall be subject to such reasonable controls and restrictions as Landlord may impose from time to time. Landlord shall not be obligated to provide any services to the Equipment Space.

     2. Landlord will reasonably cooperate with Tenant in connection with the installation of the Satellite Dish and the performance of any work required in connection therewith and submission of any plans and specifications with respect thereto or applications for permits necessary with respect thereto; provided, however, that Tenant shall promptly reimburse Landlord for all reasonable costs and expenses, including reasonable attorneys' fees, actually incurred by Landlord in connection with any of said activity (said reimbursement being Additional Rent).

     3. Provided Tenant has first obtained the prior written approval of Landlord and subject to such reasonable terms, conditions, directions, requirements and supervision as Landlord may impose or require, Tenant shall be entitled, in connection with the installation and use of the Satellite Dish, to run one (1) conduit (or its equivalent approved by Landlord) from the Satellite Dish in the Equipment Space to the Premises, in order to connect Tenant's related equipment in the Premises to the Satellite Dish. Tenant shall be required to pay the actual cost of any electricity, maintenance and operation costs required or incurred in connection with the Satellite Dish and said conduit and any related equipment and facilities.

     4. Tenant shall at all times maintain the Satellite Dish and related facilities in good order and repair and Tenant shall be responsible for any and all costs and expense incurred in connection with such repairs to the Satellite Dish and such related facilities, including, without limitation, the installed conduit running from the Equipment Space to the Premises. Tenant's installation, repair, maintenance and operation of the Satellite Dish and all related facilities shall be subject to and performed in accordance with all terms and conditions of this Lease as well as all applicable governmental codes, laws, rules, regulations or ordinances in effect from time to time. Tenant shall further be responsible for any repairs to the roof of the Building necessitated by the installation or repair of the Satellite Dish and related facilities. If necessary to preserve Landlord's roof warranty, any roof penetration shall be performed by such roofing contractor as is required to comply with any such roof warranty, at Tenant's expense. Upon Tenant's request, Landlord shall provide Tenant with a list of roofing contractors acceptable to and approved by Landlord and the manufacturer and/or warrantor of the roof. If the installation, repair, replacement or removal of any Satellite Dish or related conduits or other equipment or facilities voids Landlord's roof warranty, Tenant shall assume all responsibility and costs with regard thereto to the extent such costs would have been covered by such warranty had it not been voided.

     5. Tenant shall protect, defend, indemnify and hold harmless Landlord and all Landlord Indemnities (as defined in the Lease) from all Claims (as defined in the Lease) arising out of or in connection with the existence, installation, construction, operation, repair, maintenance and/or use of the Satellite Dish and related facilities and the Equipment Space, or arising out of or in connection with the removal of all or any part of the Satellite Dish and related facilities, including, without limitation, the conduit from the Equipment Space to the Premises, contractors, INCLUDING THOSE ARISING FROM THE NEGLIGENCE OF LANDLORD OR ANY INDEMNITIES, unless the Claim in question was caused by Landlord's or its agents' or contractors' sole or gross negligence or willful misconduct. Tenant shall carry at all times during the Lease Term, as it may have been extended, contractual liability insurance to cover the liability hereby assumed.

     6. Upon expiration of the term of the Lease or any earlier termination of the Lease, Tenant shall, at its own expense, remove from the Building the Satellite Dish and all related conduits, cables and facilities installed on or in the Building in accordance with this Exhibit F and repair any damage to the Equipment Space and the Building caused thereby.

     7. Landlord shall be entitled to require that the Satellite Dish be reasonably screened from public view, at Tenant's expense. Notwithstanding anything herein contained to the contrary, it is understood and agreed that (a) the Satellite Dish will be used for reception only, (b) may be used only by Tenant for its operations in the Premises and may not be used by any other occupant of the Building, either directly or indirectly, and (c) may not be used in any fashion which would cause any material interference to any of the Building's systems or any other antennae, radio systems or microwave dishes on, at or adjacent to or near the Building within the Property. In the event Tenant's Satellite Dish, conduits, equipment or facilities causes any such interference, Tenant will take all steps necessary to correct and eliminate the interference. Landlord will cooperate with Tenant's efforts to correct or eliminate any interference with the Building's systems, which cooperation will include using reasonable efforts to assist Tenant in relocating the Satellite Dish if necessary; provided, however, that any such cooperation shall be at the sole cost and expense of Tenant. If said interference cannot be eliminated within a reasonable length of time, not to exceed 72 hours, Tenant's rights under this Exhibit F shall, at the sole and exclusive option of Landlord, cease and terminate, whereupon Tenant shall remove the Satellite Dish and all related facilities from the Building in accordance with Paragraph 6 above.

     8. Prior to installation of the Satellite Dish, Tenant shall be required to obtain and shall thereafter maintain any and all governmental licenses or permits now or hereafter required for the installation, operation, use and maintenance of the Satellite Dish. Absent the prior written approval of Landlord, Tenant's rights under this Exhibit F shall terminate on any assignment of this Lease or sublease of all of the Premises. No subtenant of Tenant of a portion of the Premises permitted in accordance with the terms of this Lease shall be entitled to use the Satellite Dish without the prior written approval of

Landlord. Following any assignment of or sublease under this Lease, Tenant shall remain entirely responsible for the Satellite Dish and related conduits, equipment and facilities and all the obligations and duties imposed upon Tenant by this Exhibit F.

     9. Tenant shall, at its risk and expense, remove the Satellite Dish (including all wiring and/or cabling related thereto) from the Building within thirty (30) days after the occurrence of any of the following events: (a) a termination of Tenant's right to possess all or any portion of the Premises; or
(b) Tenant assigns any of its interest in the Lease or sublets any portion of the Premises. Tenant shall, at its risk and expense on or before the date of the expiration of the Term or any termination of the Lease, remove the Satellite Dish (including all wiring and/or cabling related thereto) from the Building. If Tenant fails to remove the Satellite Dish as required by the preceding two (2) sentences, the Satellite Dish shall become the property of Landlord, and Landlord (and its agents, employees or contractors) may remove the Satellite Dish and store or dispose of it in any manner Landlord deems appropriate without liability to Tenant. Tenant shall, within ten (10) days after Tenant's receipt of Landlord's written request for the following reimbursement, reimburse Landlord for all costs incurred by Landlord in connection with any removal of the Satellite Dish by Landlord or its agents, employees or contractors that is permitted by this Paragraph 9. Prior to any removal of the Satellite Dish by or on behalf of Tenant (but excluding any removal of the Satellite Dish by Landlord or its agent, employee or contractor), Tenant shall (i) obtain Landlord's written approval to the plans related to the same (Landlord's approval of such plans shall create no responsibility or liability on the part of Landlord for the completeness, design or sufficiency of such plans), and (ii) obtain and maintain all permits and/or approvals required by applicable law with respect to the removal of the Satellite Dish and provide Landlord with sufficient evidence of the existence of such permits and/or approvals and that the removal of the Satellite Dish planned by Tenant will comply in all respects therewith. Tenant shall repair any damage to the Building caused by or relating to the Satellite Dish (including, without limitation, any damage caused by the installation, maintenance, use, or removal of the Satellite Dish) and restore the roof of the Building to its condition existing before the installation of the Satellite Dish.

     10. Commencing on the date the Satellite Dish is installed and continuing until the date the Satellite Dish is removed as provided herein, Tenant shall pay to Landlord an amount equal to $100/month, which amount shall constitute Additional Rent under the Lease and shall be payable with each installment of Base Rent becoming due during such period.

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                                    Exhibit G

                                   Article 21

                            Assignment and Subletting

     A. Neither Tenant nor its legal representatives or successors in interest shall, by operation of law or otherwise, assign, mortgage, pledge, encumber or otherwise transfer this Lease or any part hereof, or the interest of Tenant under this Lease, or in any sublease or the rent thereunder. The Premises or any part thereof shall not be sublet, occupied or used for any purpose by anyone other than Tenant, without Tenant's obtaining in each instance the prior written consent of Landlord in the manner hereinafter provided, but in any case shall not be unreasonably withheld. Tenant shall not modify, extend, or amend a sublease previously consented to by Landlord without obtaining Landlord's prior written consent thereto. Provided that no Event of Default has occurred and is outstanding, Landlord agrees not to unreasonably withhold its consent to any request by Tenant to assign this Lease or to sublease the Premises, provided that Landlord may consider any reasonable factor in determining whether to grant its consent to any such request to assign or sublease. Landlord and Tenant specifically agree, without limitation, that Landlord may reasonably refuse to consent to an assignment or subletting if the proposed assignee or subtenant is
(i) not financially capable of satisfying its obligations under this Lease or its sublease, as the case may be, (ii) either a governmental authority or agency, an organization or person enjoying sovereign or diplomatic immunity, a medical or dental practice or other user which will attract a volume, frequency or type of visitor or employee to the Building which is not consistent with the standards of a high quality office building or which will impose an excessive demand on or use of the facilities or services of the Building, or (iii) not in keeping with the tenant mix of the Building or not of the type of tenant which Landlord would reasonably consider as a tenant in the Building.

     B. An assignment of this Lease shall be deemed to have occurred (a) if in a single transaction or in a series of transactions more than 50% in interest in Tenant, any guarantor of this Lease, or any subtenant (whether stock, partnership, interest or otherwise) is transferred, diluted, reduced, or otherwise affected with the result that the present holder or owners of Tenant, such guarantor, or such subtenant have less than a 50% interest in Tenant, such guarantor or such subtenant, or (b) if Tenant's obligations under this Lease are taken over or assumed in consideration of Tenant leasing space in another office building. The transfer of the outstanding capital stock of any corporate Tenant, guarantor or subtenant through the "over-the-counter" market or any recognized national securities exchange (other than by persons owning 5% or more of the voting calculation of such 50% interest of clause (A) above) shall not be included in the calculation of such 50% interest in clause (a) above.

     C. Notwithstanding anything to the contrary in Section (A) or (B) above, Tenant shall have the right, upon ten (10) days' prior written notice to Landlord and without the need for any consent or approval of Landlord, to (a) assign or sublet all or part of the Premises to any related corporation or other entity which controls Tenant, is controlled by Tenant or is under common control with Tenant (a "related corporation"); or (b) assign this Lease to a successor corporation into which or with which Tenant is merged or consolidated or which acquired substantially all of Tenant's assets and property, or (c) transfer all or any of Tenant's corporate stock to any related corporation, or engage in any offering, listing, redemption, conversion, exchange or similar disposition of all or any portion of Tenant's stock; provided that (i) such related corporation or successor corporation or transferee of such Tenant's stock, assumes substantially all of the obligations and liabilities of Tenant and shall have assets, capitalization and net worth at least equal to the assets, capitalization and net worth of Tenant as of the date of this Lease as determined by generally accepted accounting principles, and (ii) Tenant shall provide in its notice to Landlord the information required in Section (D) below. For the purpose hereof "control" shall mean ownership of not less than 50% of all the voting stock or legal and equitable interest in such corporation or entity.

     D. If Tenant should desire to assign this Lease or sublet the Premises (or any part thereof), Tenant shall give Landlord written notice no later than ten
(10) business days in advance of the proposed effective date of any other proposed assignment or sublease, specifying (a) the name, current address, and business of the proposed assignee or sublessee, (b) the amount and location of the space within the Premises proposed to be so subleased, (c) the proposed effective date and duration of the assignment or subletting, (d) the proposed rent or consideration to be paid to Tenant by such assignee or sublessee, and
(e) financial statements and other information as Landlord may reasonably request to evaluate the proposed assignment or sublease. For assignments and sublettings other than those permitted by Section (C) above, Landlord shall have ten (10) business days following receipt of such notice and other information requested by Landlord within which to notify Tenant in writing that Landlord elects: (i) to permit Tenant to assign or sublet such space (which consent shall not be unreasonable withheld); provided, however, that, if the rent rate agreed upon between Tenant and its proposed subtenant is greater than the rent rate that Tenant must pay Landlord hereunder for that portion of the Premises, or if any consideration shall be promised to or received by Tenant in connection with such proposed assignment or sublease (in addition to rent), then fifty percent (50%) of such excess rent and other consideration shall be considered Additional Rent owed by Tenant to Landlord (less brokerage commissions, attorneys' fees, construction costs and other disbursements reasonably incurred by Tenant for such assignment and subletting); or (ii) to refuse, in Landlord's reasonable discretion, to consent to Tenant's assignment or subleasing of such space and to continue this Lease in full force and effect; provided, so long as no Event of Default has occurred and is outstanding, Landlord agrees not to unreasonably withhold its consent to a proposed assignment or subletting taking into consideration the factors described in Section (A) above. Tenant agrees to reimburse Landlord for legal fees and any other reasonable costs incurred by Landlord in connection with any permitted assignment or subletting. Tenant shall deliver to Landlord copies of all documents executed in connection with any permitted assignment or subletting, which documents shall be in form and substance reasonably satisfactory to Landlord and which shall require any assignee to assume performance of all terms of this Lease to be performed by Tenant or any subtenant to comply with all the terms of this Lease to be performed by Tenant. No acceptance by Landlord of any Rent or any other sum of money from any assignee, sublessee or other category of transferee shall be deemed to constitute Landlord's consent to any assignment, sublease, or transfer.

     E. Any attempted assignment or sublease by Tenant in violation of the terms and provisions of this Exhibit G shall be void and shall constitute a material breach of this Lease. In no event, shall any assignment, subletting or transfer, whether or not with Landlord's consent, relieve Tenant of its primary liability under this Lease for the entire Term, and Tenant shall in no way be released from the full and complete performance of all the terms hereof. If Landlord takes possession of the Premises before the expiration of the Term of this Lease, Landlord shall have the right, at its option, to terminate all subleases, or to take over any sublease of the Premises or any portion thereof and such subtenant shall attorn to Landlord, as its landlord, under all the terms and obligations of such sublease occurring from and after such date, but excluding previous acts, omissions, negligence or defaults of Tenant and any repair or obligation in excess of available net insurance proceeds or condemnation award.

     F. The term "Landlord," as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title to, or a lessee's interest in a ground lease of, the Land or the Building. In the event of any transfer, assignment or other conveyance or transfers of any such title or interest, Landlord herein named, and in case of any subsequent transfers, the then grantor shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed and, without further agreement, the transferee of such title or interest shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Project. Landlord may transfer its interest in the Project without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms of this Lease.